UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-3967

FIRST INVESTORS INCOME FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30, 2012

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2012

Item 1.	Reports to Stockholders

The annual report to stockholders follows

First Investors

2012 ANNUAL REPORT

INCOME FUNDS

- Cash Management
- Government
- Investment Grade
- International Opportunities Bond
- Fund For Income

EQUITY FUNDS

September 30, 2012

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about its Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 0.0% for Class A shares and Class B shares. The Fund maintained a $1.00 net asset value per share for each class of shares throughout the year.

The last few years have been difficult for investors in money market funds, as the Federal Reserve (“the Fed”) has maintained interest rates at record lows since late 2008. Furthermore, the Fed has indicated its intention to keep rates near zero until mid-2015. As this environment has persisted for several years and is fully expected to continue for a few more, the money market yield curve remains remarkably flat. As a result, there is only a marginal difference between shorter maturity investments and those with longer maturities.

The Fund maintained a significant amount of liquidity with more than 25% of its assets considered liquid within one day and a weighted average maturity of 40 days as of September 30, 2012. Money market product and quality spreads have compressed sharply given the massive amount of liquidity in the market, hence risk was barely compensated. For this reason, the Fund has had greater-than-average exposure to U.S. Treasury and agency securities, which are generally considered the lowest risk investments available.

First Investors Management Company (“FIMCO”), the Fund’s investment advisor, continued to absorb expenses to the Fund and waived management fees in an effort to avoid a negative yield to its shareholders. In addition, in an effort to mitigate expenses, certain shareholder privileges remained limited. FIMCO expects this situation to continue and consequently, the yield to shareholders should be at or near zero for the foreseeable future.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Although money market funds, in general, are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

1

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only) and a contingent deferred sales charge on redemptions (on Class B shares only); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2012, and held for the entire six-month period ended September 30, 2012. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for Class A and Class B shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,000.00	$0.70
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.30	$0.71
Expense Example – Class B Shares
Actual	$1,000.00	$1,000.00	$0.70
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.30	$0.71

*	Expenses are equal to the annualized expense ratio of .14% for Class A shares and .14% for Class B shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total value of investments.

3

Portfolio of Investments
CASH MANAGEMENT FUND
September 30, 2012

Principal		Interest
Amount	Security	Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—43.7%
$8,000M	Fannie Mae, 12/26/2012	0.13%		$ 7,997,611
	Federal Home Loan Bank:
5,000M	10/3/12	0.11		4,999,969
6,500M	10/10/12	0.11		6,499,829
9,000M	10/15/12	0.11		8,999,632
6,000M	11/21/12	0.12		5,999,022
4,923M	12/5/12	0.14		4,921,800
5,000M	12/14/12	0.14		4,998,612
3,000M	12/17/12	0.08		2,999,487
1,185M	12/21/12	0.14		1,184,627
3,750M	7/17/13	0.27		3,750,929
	Freddie Mac:
1,000M	10/15/12	0.10		999,961
6,000M	12/17/12	0.13		5,998,396
Total Value of U.S. Government Agency Obligations (cost $59,349,875)				59,349,875
	VARIABLE AND FLOATING RATE NOTES—19.7%
	Federal Farm Credit Bank:
5,100M	3/6/13	0.26		5,100,330
3,000M	9/16/13	0.39		3,005,821
1,000M	10/15/13	0.28		1,000,945
	Freddie Mac:
1,290M	10/12/12	0.28		1,290,035
4,800M	3/21/13	0.18		4,800,930
5,700M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/2030	0.20		5,700,000
5,835M	Valdez, Alaska Marine Terminal Rev.
	(Exxon Pipeline Co., Project B), 12/1/2033	0.20		5,835,000
Total Value of Variable and Floating Rate Notes (cost $26,733,061)				26,733,061
	CORPORATE NOTES—17.1%
5,000M	Coca-Cola Co., 10/4/2012 (a)	0.23		4,999,904
2,000M	Google, Inc., 10/24/2012 (a)	0.12		1,999,847
	Johnson & Johnson:
2,300M	10/4/12 (a)	0.15		2,299,971
3,000M	11/19/12 (a)	0.09		2,999,633
5,000M	Procter & Gamble Co., 10/29/2012 (a)	0.14		4,999,455
6,000M	Wal-Mart Stores, Inc., 10/5/2012 (a)	0.11		5,999,927
Total Value of Corporate Notes (cost $23,298,737)				23,298,737

4

Principal			Interest
Amount	Security		Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—18.4%
	U.S. Treasury Bills:
$3,000M	10/18/12		0.08%		$ 2,999,887
7,500M	10/25/12		0.10		7,499,504
5,500M	11/1/12		0.09		5,499,597
3,000M	11/15/12		0.09		2,999,663
6,000M	12/13/12		0.08		5,998,978
Total Value of Short-Term U.S. Government Obligations (cost $24,997,629)					24,997,629
Total Value of Investments (cost $134,379,302)**		98.9%			134,379,302
Other Assets, Less Liabilities		1.1			1,544,011
Net Assets		100.0%			$135,923,313

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2012.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$59,349,875	$—	$59,349,875
Variable and Floating Rate Notes:
Municipal Bonds	—	11,535,000	—	11,535,000
U.S. Government Agency
Obligations	—	15,198,061	—	15,198,061
Corporate Notes	—	23,298,737	—	23,298,737
Short-Term U.S. Government
Obligations	—	24,997,629	—	24,997,629
Total Investments in Securities	$—	$134,379,302	$—	$134,379,302

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

6	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 2.7% for Class A shares and 2.1% for Class B shares, including dividends of 37.9 cents per share on Class A shares and 30.2 cents per share on Class B shares.

The Fund’s performance was driven mainly by broad economic trends that affected the fixed income markets in general. Long-term interest rates continued their multi-year decline during the review period, falling to all-time lows in July before rising slightly. Several factors contributed to this low interest rate environment: the Federal Reserve’s (“the Fed’s”) very accommodative monetary policy, the subpar economic recovery, and safe haven flows from overseas into the U.S. bond market. Reviewing benchmark U.S. Treasury yields, the two-year U.S. Treasury note yield, which is anchored by the Fed’s commitment to keep short-term rates very low, barely moved during the review period, ending at 0.23%. The 10-year U.S. Treasury note yield fell from 1.92% to 1.63%.

The broad U.S. bond market returned 5.4%, according to Bank of America Merrill Lynch. Riskier fixed-income sectors had very strong performance, as the Fed’s success in depressing risk-free yields forced investors to take more risk. Consequently, high yield — or “junk” bonds — returned 18.9% and investment grade corporate bonds gained close to 11%. Higher quality sectors had notably lower, although positive, returns. The broad mortgage-backed securities market returned 3.7%. Of note, 30-year mortgage rates fell to an all-time low. The Treasury market returned 3.2%, although Treasury securities with maturities ten years and longer were up over 6% due to the decline in long-term interest rates.

The Fund’s benchmark, the Bank of America Merrill Lynch Ginnie Mae (“GNMA”) Index, returned 4.1% for the review period. Approximately 95% of the Fund is invested in GNMA mortgage-backed bonds. Within the GNMA market, lower coupon GNMA mortgage-backed bonds substantially outperformed higher coupon bonds. This reflected several factors. First, lower coupon mortgage-backed bonds have greater interest rate sensitivity so they benefited more from the decline in long-term interest rates. Second, elevated prepayments on mortgage-backed bonds, as homeowners took advantage of record low mortgage rates to refinance outstanding higher interest-rate mortgages, hurt the returns of higher coupon mortgage-backed bonds more than those of lower coupons. Third, the Fed initiated an open-ended program to buy mortgage-backed securities in September in order to lower interest rates and help spur the economy. The program focused on purchasing lower coupon mortgage-backed bonds, thus contributing to their outperformance.

7

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

The Fund underperformed its benchmark due to an underweight in lower coupon mortgage-backed bonds and a commensurate overweight in higher coupon mortgage-backed bonds. At the end of the review period, the Fund had an 18% underweight in GNMA 3%–3.5% coupons, the lowest actively traded coupons, and overweights in 4%–6% coupons. The underweight was intended to reduce the interest rate sensitivity of the Fund in order to protect shareholders from the negative impact of a potential rise in interest rates. In periods of falling interest rates, the Fund will normally underperform its benchmark, although the degree of underperformance in this review period was larger than expected due, in great measure, to the extraordinary actions taken by the Fed.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

8

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,014.21	$5.54
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.50	$5.55
Expense Example – Class B Shares
Actual	$1,000.00	$1,011.69	$9.05
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.00	$9.07

*	Expenses are equal to the annualized expense ratio of 1.10% for Class A shares and 1.80% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total value of investments.

9

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch GNMA Master Index.

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/02 with a theoretical investment in the BofA Merrill Lynch GNMA Master Index (the “Index”). The Index is a market capitalization-weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.33%), 4.25% and 3.52%, respectively, and the S.E.C. 30-Day Yield for September 2012 would have been 1.63%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (1.98%), 4.43% and 3.52%, respectively, and the S.E.C. 30-Day Yield for September 2012 would have been 1.05%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

10

Portfolio of Investments
GOVERNMENT FUND
September 30, 2012

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—99.4%
	Fannie Mae—4.0%
$ 6,726M	5%, 8/1/2039 – 11/1/2039	$ 7,475,690
7,035M	5.5%, 7/1/2033 – 10/1/2039	7,854,375
		15,330,065
	Government National Mortgage Association I
	Program—81.2%
28,327M	4%, 7/15/2040 – 1/15/2042	31,365,522
118,478M	4.5%, 9/15/2033 – 8/15/2041	130,942,463
66,306M	5%, 6/15/2033 – 6/15/2040	73,887,439
34,336M	5.5%, 3/15/2033 – 10/15/2039	38,531,878
29,912M	6%, 3/15/2031 – 5/15/2040	34,147,010
2,222M	6.5%, 6/15/2034 – 3/15/2038	2,643,558
3,372M	7%, 6/15/2023 – 4/15/2034	4,042,836
		315,560,706
	Government National Mortgage Association II
	Program—14.2%
50,187M	4%, 3/20/2040 – 7/20/2042	55,295,324
Total Value of Residential Mortgage-Backed Securities
(cost $368,405,735)	99.4%	386,186,095
Other Assets, Less Liabilities	.6	2,271,007
Net Assets	100.0%	$388,457,102

11

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$386,186,095	$—	$386,186,095

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

12	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 11.2% for Class A shares and 10.4% for Class B shares, including dividends of 40.7 cents per share on Class A shares and 34.3 cents on Class B shares.

The Fund invests in investment grade fixed income securities. The majority of the Fund’s assets were invested in investment grade corporate bonds. The Fund also had as much as 5.5% of its assets invested in municipal bonds and 5% in mortgage-backed securities.

Long-term interest rates continued their multi-year decline during the review period, falling to all-time lows in July before rising slightly. Several factors contributed to this low interest-rate environment: the Federal Reserve’s (“the Fed’s”) very accommodative monetary policy, the subpar economic recovery, and safe haven flows from overseas into the U.S. bond market. Reviewing benchmark U.S. Treasury yields, the two-year U.S. Treasury note yield, which is anchored by the Fed’s commitment to keep short-term rates very low, barely moved during the review period, ending at 0.23%. The 10-year U.S. Treasury note yield fell from 1.92% to 1.63%.

The broad U.S. bond market returned 5.4%, according to Bank of America Merrill Lynch. Riskier fixed income sectors had very strong performance, as the Fed’s success in depressing risk-free yields forced investors to take more risk. Consequently, high yield — or “junk” bonds — returned 18.9% and investment grade corporate bonds gained close to 11%. Higher quality sectors had notably lower, although positive, returns. The broad mortgage-backed securities market returned 3.7%. Of note, 30-year mortgage rates fell to an all-time low. The Treasury market returned 3.2%, although Treasury securities with maturities ten years and longer, were up over 6%, due to the decline in long-term interest rates.

The review period began with continued confidence in the financial strength of corporate issuers. Deleveraging of corporate balance sheets, credit availability and accommodative monetary policy pointed toward a favorable outlook for investment grade corporate credit. The positive tone was somewhat offset by fallout from the European debt crisis and fear of a global economic slowdown. However, the Fed’s announcement of another round of quantitative easing, and the European Central Bank’s details of its bond-buying program, gave an indication to investors that global central banks were highly disposed toward continued monetary support. The constraint of low yields continued to dominate asset allocation behavior during the review period,

13

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

favoring investment grade credit, particularly corporate bonds. By the end of the review period, demand for corporate credit continued to bring corporate spreads tighter. Corporate issuers continued to take advantage of historic low yields and were met with significant investor demand. The positive returns of the corporate bond market were led by falling interest rates and compressed bond spreads.

The Fund outperformed the Bank of America Merrill Lynch Corporate Index during the review period. The relative performance was predominantly a function of the Fund’s overweight in corporate bonds. Specifically, the Fund benefited from its overweight in BBB-rated corporate bonds, which had the highest returns during the review period. This was somewhat offset by the Fund’s underweight in corporate bonds with maturities greater than 10 years, which benefited from falling 30-year U.S. Treasury yields.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

14

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,064.56	$5.57
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.60	$5.45
Expense Example – Class B Shares
Actual	$1,000.00	$1,061.26	$9.17
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.10	$8.97

*	Expenses are equal to the annualized expense ratio of 1.08% for Class A shares and 1.78% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total value of investments.

15

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/02 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 4.69%, 5.40% and 4.69%, respectively, and the S.E.C. 30-Day Yield for September 2012 would have been 1.89%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 6.30%, 5.57% and 4.70%, respectively, and the S.E.C. 30-Day Yield for September 2012 would have been 1.32%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

16

Portfolio of Investments
INVESTMENT GRADE FUND
September 30, 2012

Principal
Amount	Security	Value
	CORPORATE BONDS—98.3%
	Aerospace/Defense—.3%
$1,800M	BAE Systems Holdings, Inc., 4.95%, 6/1/2014 (a)	$ 1,893,400
	Agriculture—1.3%
2,725M	Cargill, Inc., 6%, 11/27/2017 (a)	3,303,828
2,825M	CF Industries, Inc., 7.125%, 5/1/2020	3,552,437
		6,856,265
	Automotive—.8%
4,000M	Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	4,215,800
	Chemicals—.8%
4,000M	Dow Chemical Co., 4.25%, 11/15/2020	4,416,256
	Consumer Durables—1.0%
1,550M	Newell Rubbermaid, Inc., 4.7%, 8/15/2020	1,705,756
3,000M	Stanley Black & Decker, 5.2%, 9/1/2040	3,446,445
		5,152,201
	Energy—11.6%
3,900M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	4,920,665
4,800M	DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	6,177,758
5,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	5,419,580
4,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	4,127,092
1,757M	Maritime & Northeast Pipeline, LLC, 7.5%, 5/31/2014 (a)	1,869,037
4,000M	Nabors Industries, Inc., 6.15%, 2/15/2018	4,703,136
4,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	4,027,968
5,000M	Petrobras International Finance Co., 5.375%, 1/27/2021	5,658,855
4,100M	Reliance Holdings USA, Inc., 4.5%, 10/19/2020 (a)	4,209,134
5,800M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	7,023,603
4,400M	Suncor Energy, Inc., 6.85%, 6/1/2039	6,089,710
2,700M	Valero Energy Corp., 9.375%, 3/15/2019	3,671,795
4,000M	Weatherford International, Inc., 6.35%, 6/15/2017	4,661,912
		62,560,245

17

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2012

Principal
Amount	Security	Value
	Financial Services—13.7%
$2,250M	Aflac, Inc., 8.5%, 5/15/2019	$ 3,017,671
6,000M	American Express Co., 7%, 3/19/2018	7,602,600
4,000M	American International Group, Inc., 4.875%, 9/15/2016	4,469,024
3,800M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	4,069,078
4,000M	BlackRock, Inc., 5%, 12/10/2019	4,760,476
3,510M	CoBank, ACB, 7.875%, 4/16/2018 (a)	4,398,778
1,800M	Compass Bank, 6.4%, 10/1/2017	1,903,082
	ERAC USA Finance Co.:
2,950M	6.375%, 10/15/2017 (a)	3,528,014
2,800M	4.5%, 8/16/2021 (a)	3,065,014
6,200M	Ford Motor Credit Co., LLC, 5%, 5/15/2018	6,784,183
	General Electric Capital Corp.:
4,000M	5.625%, 9/15/2017	4,715,836
2,700M	5.5%, 1/8/2020	3,199,027
4,000M	Glencore Funding, LLC, 6%, 4/15/2014 (a)	4,205,256
3,800M	Harley-Davidson Funding Corp., 5.75%, 12/15/2014 (a)	4,144,223
4,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	4,191,980
4,000M	Protective Life Corp., 7.375%, 10/15/2019	4,771,232
4,600M	Prudential Financial Corp., 4.75%, 9/17/2015	5,069,517
		73,894,991
	Financials—17.8%
	Bank of America Corp.:
1,900M	5.65%, 5/1/2018	2,168,962
1,800M	5%, 5/13/2021	1,982,020
900M	5.875%, 2/7/2042	1,055,986
2,700M	Barclays Bank, PLC, 5.125%, 1/8/2020	3,039,582
3,168M	Bear Stearns Cos., Inc., 7.25%, 2/1/2018	3,957,710
	Citigroup, Inc.:
3,400M	6.375%, 8/12/2014	3,701,580
6,800M	6.125%, 11/21/2017	8,010,162
2,000M	4.5%, 1/14/2022	2,200,168
3,000M	Fifth Third Bancorp, 3.5%, 3/15/2022	3,204,642
	Goldman Sachs Group, Inc.:
6,000M	6.15%, 4/1/2018	7,011,384
1,900M	5.75%, 1/24/2022	2,192,592
1,600M	6.125%, 2/15/2033	1,803,744
2,750M	6.75%, 10/1/2037	2,955,197
	JPMorgan Chase & Co.:
6,000M	6%, 1/15/2018	7,161,864
2,000M	4.5%, 1/24/2022	2,222,766

18

Principal
Amount	Security	Value
	Financials (continued)
	Merrill Lynch & Co., Inc.:
$4,000M	5%, 1/15/2015	$ 4,298,684
3,600M	6.4%, 8/28/2017	4,192,592
	Morgan Stanley:
5,800M	5.95%, 12/28/2017	6,522,233
5,000M	6.625%, 4/1/2018	5,751,415
6,000M	SunTrust Banks, Inc., 6%, 9/11/2017	6,995,070
6,000M	UBS AG, 4.875%, 8/4/2020	6,721,458
	Wells Fargo & Co.:
4,000M	5.625%, 12/11/2017	4,808,008
1,800M	4.6%, 4/1/2021	2,082,901
1,800M	3.5%, 3/8/2022	1,923,494
		95,964,214
	Food/Beverage/Tobacco—8.2%
4,000M	Altria Group, Inc., 9.7%, 11/10/2018	5,736,292
4,000M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/2020	4,974,396
2,700M	Bottling Group, LLC, 5.125%, 1/15/2019	3,213,000
3,000M	Bunge Limited, Finance Corp., 3.2%, 6/15/2017	3,148,686
4,000M	Corn Products International, Inc., 4.625%, 11/1/2020	4,489,964
4,000M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	5,076,344
4,000M	Lorillard Tobacco Co., 6.875%, 5/1/2020	4,917,956
3,000M	Mead Johnson Nutrition Co., 4.9%, 11/1/2019	3,428,379
4,000M	Philip Morris International, Inc., 5.65%, 5/16/2018	4,906,564
4,000M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	4,352,320
		44,243,901
	Forest Products/Container—.6%
2,200M	International Paper Co., 9.375%, 5/15/2019	2,978,789
	Gaming/Leisure—.7%
4,000M	Marriott International, Inc., 3.25%, 9/15/2022	4,029,232
	Health Care—3.3%
	Aristotle Holding, Inc.:
2,700M	4.75%, 11/15/2021 (a)	3,129,916
1,350M	3.9%, 2/15/2022 (a)	1,473,665
4,000M	Biogen IDEC, Inc., 6.875%, 3/1/2018	4,926,672

19

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2012

Principal
Amount	Security	Value
	Health Care (continued)
$4,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	$ 4,194,116
2,400M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	2,887,889
1,000M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	1,257,217
		17,869,475
	Information Technology—5.5%
3,500M	Corning, Inc., 4.75%, 3/15/2042	3,797,930
3,000M	Dell, Inc., 5.875%, 6/15/2019	3,555,429
4,000M	Harris Corp., 4.4%, 12/15/2020	4,355,072
5,000M	Motorola Solutions, Inc., 6%, 11/15/2017	5,974,175
4,000M	Pitney Bowes, Inc., 5.75%, 9/15/2017	4,364,500
4,000M	Symantec Corp., 3.95%, 6/15/2022	4,056,108
3,100M	Western Union Co., 6.2%, 11/17/2036	3,541,288
		29,644,502
	Manufacturing—3.9%
3,000M	CRH America, Inc., 8.125%, 7/15/2018	3,652,578
2,700M	General Electric Co., 5.25%, 12/6/2017	3,198,285
4,000M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	4,952,464
3,200M	Johnson Controls, Inc., 5%, 3/30/2020	3,646,813
2,725M	Tyco Electronics Group SA, 6.55%, 10/1/2017	3,298,983
2,500M	Tyco Flow Control International, Ltd., 3.15%, 9/15/2022 (a)	2,514,215
		21,263,338
	Media-Broadcasting—3.2%
3,950M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	5,471,892
4,000M	Comcast Corp., 5.15%, 3/1/2020	4,766,024
3,000M	DirecTV Holdings, LLC, 5.15%, 3/15/2042	3,063,759
3,000M	Time Warner Entertainment Co., LP, 8.375%, 3/15/2023	4,234,491
		17,536,166
	Media-Diversified—1.8%
	McGraw-Hill Cos., Inc.:
1,800M	5.9%, 11/15/2017	2,119,977
2,300M	6.55%, 11/15/2037	2,783,674
4,000M	Vivendi SA, 6.625%, 4/4/2018 (a)	4,667,120
		9,570,771

20

Principal
Amount	Security	Value
	Metals/Mining—5.4%
$4,000M	Alcoa, Inc., 6.15%, 8/15/2020	$ 4,421,220
4,000M	ArcelorMittal, 6.125%, 6/1/2018	3,978,492
3,800M	Newmont Mining Corp., 5.125%, 10/1/2019	4,341,603
5,000M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	5,336,575
	Vale Overseas, Ltd.:
4,000M	5.625%, 9/15/2019	4,520,072
2,000M	4.375%, 1/11/2022	2,112,322
4,000M	Xstrata Canada Financial Corp., 4.95%, 11/15/2021 (a)	4,293,432
		29,003,716
	Real Estate Investment Trusts—5.7%
5,000M	Boston Properties, LP, 5.875%, 10/15/2019	5,988,735
5,000M	Digital Realty Trust, LP, 5.25%, 3/15/2021	5,572,485
5,000M	HCP, Inc., 5.375%, 2/1/2021	5,713,845
4,000M	ProLogis, LP, 6.625%, 5/15/2018	4,785,020
4,000M	Simon Property Group, LP, 5.75%, 12/1/2015	4,527,888
4,000M	Ventas Realty, LP, 4.75%, 6/1/2021	4,403,812
		30,991,785
	Retail-General Merchandise—1.5%
2,500M	GAP, Inc., 5.95%, 4/12/2021	2,789,512
4,000M	Home Depot, Inc., 5.875%, 12/16/2036	5,289,672
		8,079,184
	Telecommunications—3.5%
3,700M	BellSouth Corp., 6.55%, 6/15/2034	4,486,738
1,200M	BellSouth Telecommunications, 6.375%, 6/1/2028	1,437,154
3,000M	Deutsche Telekom International Finance BV, 4.875%, 3/6/2042 (a)	3,238,458
3,300M	GTE Corp., 6.84%, 4/15/2018	4,174,784
4,045M	Verizon New York, Inc., 7.375%, 4/1/2032	5,378,370
		18,715,504
	Transportation—2.0%
3,000M	Con-way, Inc., 7.25%, 1/15/2018	3,516,513
3,100M	GATX Corp., 4.75%, 6/15/2022	3,282,153
4,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	4,000,648
		10,799,314

21

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2012

Principal
Amount	Security	Value
	Utilities—4.9%
$4,000M	Arizona Public Service Co., 4.5%, 4/1/2042	$ 4,336,496
3,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	3,636,066
1,900M	Electricite de France SA, 6.5%, 1/26/2019 (a)	2,327,333
4,000M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	4,548,264
	Great River Energy Co.:
496M	5.829%, 7/1/2017 (a)	537,566
3,652M	4.478%, 7/1/2030 (a)	4,075,548
3,000M	Ohio Power Co., 5.375%, 10/1/2021	3,679,503
2,561M	Sempra Energy, 9.8%, 2/15/2019	3,615,727
		26,756,503
	Waste Management—.8%
3,755M	Republic Services, Inc., 3.8%, 5/15/2018	4,180,562
Total Value of Investments (cost $474,606,522)	98.3%	530,616,114
Other Assets, Less Liabilities	1.7	9,315,665
Net Assets	100.0%	$539,931,779

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

22

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$530,616,114	$—	$530,616,114

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	23

Portfolio Manager’s Letter
INTERNATIONAL OPPORTUNITIES BOND FUND

Dear Investor:

This is the annual report for the First Investors International Opportunities Bond Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 2.4% for Class A shares, including dividends of 1.5 cents per share on Class A shares.

We live in extraordinary economic and financial times. The third quarter of 2012 was another example of that. For the first time since 2008-2009, all the world’s major central banks pulled in the same direction. The Federal Reserve (“the Fed”) announced open-ended quantitative easing operations. The European Central Bank (“ECB”) presented the Outright Monetary Transaction (“OMT”) program for backstopping the debt of troubled European Union countries. The Bank of Japan quickly followed with a dramatic increase in the budget of its asset acquisition program. The Bank of England continued to fund asset purchases, while the People’s Bank of China lowered reserve requirements another notch. Select emerging markets have reacted to the competitive pressures triggered by these measures with their own actions.

The softening in global growth is mostly attributable to Europe. Europe’s sovereign debt crisis infected its financial system last year by forcing banks to boost capital provisions through asset sales, a process that threatened a massive credit crunch. The ECB tried to deal with this issue late in 2011 through the Long-Term Refinancing Operation (“LTRO”) program. But this program focused on liquidity — not solvency in the banking system — and the program fell short by the end of the first quarter. In our view, the OMT program is a game changer because it promises unlimited support for the assets depressing bank capital, namely the sovereign debts of Europe’s periphery.

The initiatives taken by the ECB and Fed reduce tail risk, in our view. This view is corroborated by the decline in European swap spreads, inter-bank interest rates and commercial bank deposits held at the ECB. Similarly, the range of performance across the spectrum of risk assets has widened noticeably. We interpret this trend as a signal that investors have become more discriminating in assessing where risk is concentrated, as the threat of a systemic economic collapse recedes.

In our view, the bigger risk to the investment outlook is not that central bank initiatives will fail to produce economic traction; the bigger risk is that central bank actions are very successful. The great irony is that the sight of economic traction and the return of more sustainable growth could lead to a sea change in investor sentiment precisely at the time that this risk is picking up. Timing is everything, though, and we do not believe that a marked change in sentiment is a meaningful risk anytime soon. Across all major economic zones, however, clear signs of economic progress exist in spite of this year’s softness.

24

Overall, we continue to believe that the safe-haven bond markets of the world offer little value. Real yields in most of these markets are zero or negative across much of the curve. Correspondingly, we are not significantly invested in these markets. Our portfolio duration is now roughly in line with the Citigroup WGBI ex-U.S. benchmark. However, most of our duration comes from exposures outside of safe haven bond markets. We think there is significant price risk in these securities. But the absence of much private credit growth has inhibited any tendency for yields to rise in a sustainable fashion. The path of fiscal consolidation will affect the level of safe-haven yields, but the upcoming trend seems clear.

The Fund incepted late in the annual period, so meaningful attribution is difficult to calculate given the impact of cash-flow effects. Accounts invested similarly from the inception date underperformed their benchmark during the five-week period through September 30, 2012. A strengthening yen and euro likely accounted for nearly all of the underperformance, while bond positioning decisions offset this weakness. Owning higher yielding currencies benefited relative performance, but did not fully offset the relative underperformance related to avoiding the yen and euro currencies.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

25

Fund Expenses (unaudited)
INTERNATIONAL OPPORTUNITIES BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(8/20/12)	(9/30/12)	(8/20/12–9/30/12)
Expense Example
Actual	$1,000.00	$1,023.50	$1.62*
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.50	$6.56**

*	Actual expenses reflect only from the commencement of operations to the end of the period cov-
ered (August 20, 2012 to September 30, 2012). Therefore expenses shown are lower than would be expected for a six-month period. Actual expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.30% multiplied by the aver-
age account value over the period, multiplied by 45/366 (to reflect the inception period). Expenses paid during during the period are net of expenses waived and/or assumed.

**	Expenses are equal to the annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total value of investments.

26

Portfolio of Investments
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2012

Principal
Amount	†	Security	Value
		SOVEREIGN BONDS—82.1%
		United Kingdom—16.9%
		United Kingdom Gilt:
885M	GBP	4.5%, 3/7/2013	$ 1,455,236
930M	GBP	4.25%, 3/7/2036	1,856,241
			3,311,477
		Mexico—13.7%
		United Mexican States:
109M	MXN	7%, 6/19/2014	884,901
149M	MXN	8.5%, 5/31/2029	1,455,625
35M	MXN	8.5%, 11/18/2038	339,602
			2,680,128
		Australia—10.3%
690M	AUD	New South Wales Treasury Corp., 6%, 4/1/2016	787,404
		Queensland Treasury Corp.:
535M	AUD	6.25%, 2/21/2020	640,727
175M	AUD	6%, 7/21/2022	210,808
320M	AUD	Treasury Corp. of Victoria, 5.75%, 11/15/2016 (a)	366,754
			2,005,693
		Italy—9.2%
1,550M	EUR	Buoni Poliennali Del Tesoro, 5%, 8/1/2039	1,802,558
		Poland—5.7%
		Republic of Poland:
680M	PLN	5.25%, 10/25/2020	222,067
2,665M	PLN	5.75%, 9/23/2022	902,038
			1,124,105
		South Korea—4.3%
		Republic of Korea:
170,000M	KRW	3%, 12/10/2013	153,364
662,000M	KRW	5.75%, 9/10/2018	688,692
			842,056
		Malaysia—4.2%
2,455M	MYR	Federation of Malaysia, 3.741%, 2/27/2015	814,371

27

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2012

Principal
Amount		Security	Value
		New Zealand—4.0%
		Dominion of New Zealand:
435M	NZD	5%, 3/15/2019	$ 402,376
395M	NZD	5.5%, 4/15/2023	386,509
			788,885
		Turkey—3.7%
1,275M	TRY	Republic of Turkey, 9%, 3/5/2014	727,466
		Hungary—3.7%
165,000M	HUF	Hungary Government Bond, 5.5%, 2/12/2016	722,400
		South Africa—3.7%
		Republic of South Africa:
3,715M	ZAR	6.75%, 3/31/2021	455,901
2,645M	ZAR	6.5%, 2/28/2041	263,115
			719,016
		Ireland—2.7%
		Republic of Ireland:
50M	EUR	4.5%, 4/18/2020	62,522
355M	EUR	5%, 10/18/2020	457,161
			519,683
Total Value of Sovereign Bonds (cost $15,722,693)			16,057,838
		CORPORATE BONDS—2.7%
		Germany—2.1%
		Financials
350M	AUD	Kreditanstalt fuer Wiederaufbau, 6.25%, 12/4/2019 (b)	413,993
		United States—.3%
		Energy
50M	EUR	Chesapeake Energy Corp., 6.25%, 1/15/2017	66,576

28

Principal
Amount		Security		Value
		South Africa—.3%
		Consumer Discretionary
50M	EUR	Edcon Proprietary, Ltd., 3.502%, 6/15/2014 (c)		$ 60,144
Total Value of Corporate Bonds (cost $528,619)				540,713
Total Value of Investments (cost $16,251,312)			84.8%	16,598,551
Other Assets, Less Liabilities			15.2	2,964,943
Net Assets			100.0%	$19,563,494

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

(b)	The Federal Republic of Germany guarantees all existing and future obligations of Kreditanstalt fuer Wiederaufbau (“KFW”) in respect of money borrowed, bonds issued, and derivative trans-
actions entered into by KFW, as well as third party obligations that are expressly guaranteed by KFW.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

Abbreviations:
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
TRY	Turkish Lira
ZAR	South African Rand

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

29

Portfolio of Investments (continued)
INTERNATIONAL OPPORTUNITIES BOND FUND
September 30, 2012

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Sovereign Bonds
United Kingdom	$—	$3,311,477	$—	$3,311,477
Mexico	—	2,680,128	—	2,680,128
Australia	—	2,005,693	—	2,005,693
Italy	—	1,802,558	—	1,802,558
Poland	—	1,124,105	—	1,124,105
South Korea	—	842,056	—	842,056
Malaysia	—	814,371	—	814,371
New Zealand	—	788,885	—	788,885
Turkey	—	727,466	—	727,466
Hungary	—	722,400	—	722,400
South Africa	—	719,016	—	719,016
Ireland	—	519,683	—	519,683
Corporate Bonds
Germany	—	413,993	—	413,993
United States	—	66,576	—	66,576
South Africa	—	60,144	—	60,144
Total Investments in Securities	$—	$16,598,551	$—	$16,598,551
Other Financial Instruments*	$—	$26,381	$—	$26,381

*	Other financial instruments are foreign exchange contracts and are considered derivative instruments, which are valued at the net unrealized appreciation on the instrument.

During the period ended September 30, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. Transfers, if any, between Levels are recognized at the end of the reporting period.

30	See notes to financial statements

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 17.8% for Class A shares and 17.0% for Class B shares, including dividends of 15.8 cents per share on Class A shares and 14.2 cents on Class B shares.

Throughout the period, the U.S. high yield market offered investors an attractive opportunity from a fundamental perspective. Companies sitting on record cash balances saw few defaults and focused on debt refinancing, cost containment and fiscal responsibility. Despite strong fundamental characteristics, U.S. high yield markets were not immune to headline news abroad, which caused negative return months over the period in November, March and May. Such pullbacks were short and swift, creating volatility that followed the news in a generally upward-bound market.

At the start of 2012, a second Greek bailout combined with the Long Term Refinancing Operation (“LTRO”) bolstered market sentiment that a full blown crisis in Greece, or a banking crisis in Europe, could be avoided. By the second quarter, however, European sovereign concerns were, once again, at the forefront. As a result, Greece experienced significant bank deposit withdrawals and investor fear spread to Spanish banks.

In June, investors began to receive some of the positive news they needed to reinvest in risk assets. Greek elections narrowly supported continued Greek membership in the Eurozone and the European Leaders Summit developed a plan to recapitalize Spanish banks. By the third quarter, many of the macro milestones investors eagerly anticipated had outcomes viewed as largely favorable to the market.

In July, European Central Bank (“ECB”) president, Mario Draghi, announced to the delight of investors that he will “do whatever it takes” to bring the Eurozone crisis under control. In September, the ECB sent markets a strong signal by offering to purchase unlimited amounts of Eurozone countries’ short-term bonds. The following week, the German constitutional court approved the Eurozone’s new bailout fund and budget pact. Finally, the Federal Reserve (“the Fed”) announced QE3.

Risky assets like high yield rallied strongly on the back of these developments throughout the year. In keeping with the risk-on sentiment, high yield outperformed investment grade corporate and high quality government securities which, in the U.S., delivered returns of 10.98%i and 5.66%ii, respectively. A strong technical bid further bolstered high yield investor demand for the asset class, which remained robust for the year, with the exception of the second quarter. Issuers took advantage of the low yields to borrow at attractive rates and, in many cases, refinanced older, more expensive outstanding bonds.

31

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

In this environment, the Fund generated strong performance in line with its benchmark on a net basis. From an industry perspective, the Fund enjoyed its strongest performance relative to the market in the energy, auto and health care sectors. The Fund lagged the market in the home building sector, and more significantly in metals and mining — where we have tended to be overweight — and in banking, where we have tended to be underweight. Metals have been a volatile sector where we looked to acquire positions during market dips, which we believe offered strong value. As with prior years, we remained largely absent from the banking sector, where a great deal of the available paper has equity-like features we believe inappropriate in a fixed income portfolio.

In the U.S., companies are awaiting the outcome of the U.S. presidential election and clarity on next year’s tax regime and fiscal cliff negotiations. China is also in the midst of a change of leadership, an event causing Chinese companies to take pause. Lastly, continued noise out of Europe, as exemplified by recent riots in Spain, Greece and instability in the Middle East, continue to hold company managements back from taking longer-term strategic decisions. We expect to see a resolution to many of these issues — particularly in the U.S. — by the start of the new year. It is important to emphasize that regardless of the outcome of these macro events, high yield companies do not require strong growth to meet their contractual obligations.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

32

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,054.54	$6.47
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.70	$6.36
Expense Example – Class B Shares
Actual	$1,000.00	$1,050.86	$10.05
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.20	$9.87

*	Expenses are equal to the annualized expense ratio of 1.26% for Class A shares and 1.96% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total value of investments.

33

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares), the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/02 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 11.13%, 3.63% and 6.96%, respectively, and the S.E.C. 30-Day Yield for September 2012 would have been 4.10%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 12.98%, 3.79% and 6.98%, respectively, and the S.E.C. 30-Day Yield for September 2012 would have been 3.66%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures are from Bank of America Merrill Lynch and all other figures are from First Investors Management Company, Inc.

34

Portfolio of Investments
FUND FOR INCOME
September 30, 2012

Principal
Amount	Security	Value
	CORPORATE BONDS—92.2%
	Automotive—4.2%
$ 675M	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	$ 686,812
	Chrysler Group, LLC/CG Co-Issuer, Inc.:
1,925M	8%, 6/15/2019	2,050,125
3,025M	8.25%, 6/15/2021	3,236,750
3,000M	Cooper Tire & Rubber Co., 8%, 12/15/2019	3,420,000
2,825M	Cooper-Standard Automotive, Inc., 8.5%, 5/1/2018	3,072,187
3,950M	Exide Technologies, 8.625%, 2/1/2018	3,441,437
1,925M	Ford Motor Co., 6.625%, 10/1/2028	2,159,546
1,225M	Jaguar Land Rover, PLC, 7.75%, 5/15/2018 (a)	1,327,594
2,100M	Oshkosh Corp., 8.5%, 3/1/2020	2,362,500
	Schaeffler Finance BV:
1,725M	7.75%, 2/15/2017 (a)	1,914,750
1,900M	8.5%, 2/15/2019 (a)	2,137,500
		25,809,201
	Building Materials—2.8%
2,650M	Associated Materials, LLC, 9.125%, 11/1/2017	2,610,250
	Building Materials Corp.:
3,625M	6.875%, 8/15/2018 (a)	3,905,937
1,375M	7.5%, 3/15/2020 (a)	1,512,500
6,175M	McJunkin Red Man Corp., 9.5%, 12/15/2016	6,692,156
2,150M	Texas Industries, Inc., 9.25%, 8/15/2020	2,289,750
		17,010,593
	Capital Goods—.6%
	Belden, Inc.:
2,650M	9.25%, 6/15/2019	3,014,375
1,000M	5.5%, 9/1/2022 (a)	1,027,500
		4,041,875
	Chemicals—3.0%
2,950M	Ferro Corp., 7.875%, 8/15/2018	2,861,500
2,575M	Kinove German Bondco GmbH, 9.625%, 6/15/2018 (a)	2,832,500
	LyondellBasell Industries NV:
1,200M	5%, 4/15/2019	1,281,000
1,250M	6%, 11/15/2021	1,431,250
2,475M	PolyOne Corp., 7.375%, 9/15/2020	2,691,563
6,325M	Rhodia SA, 6.875%, 9/15/2020 (a)	7,131,438
		18,229,251

35

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2012

Principal
Amount	Security	Value
	Consumer Non-Durables—2.5%
$ 2,400M	Easton-Bell Sports, Inc., 9.75%, 12/1/2016	$ 2,601,000
	Levi Strauss & Co.:
925M	7.625%, 5/15/2020	1,003,625
2,625M	6.875%, 5/1/2022	2,749,688
1,125M	Libbey Glass, Inc., 6.875%, 5/15/2020 (a)	1,215,000
3,025M	Phillips Van-Heusen Corp., 7.375%, 5/15/2020	3,433,375
3,025M	Reynolds Group Issuer, Inc., 5.75%, 10/15/2020 (a)	3,028,781
900M	Wolverine World Wide, Inc., 6.125%, 10/15/2020 (a)(b)	931,500
		14,962,969
	Energy—14.5%
	AmeriGas Finance, LLC:
550M	6.75%, 5/20/2020	588,500
1,500M	7%, 5/20/2022	1,620,000
	Basic Energy Services, Inc.:
450M	7.125%, 4/15/2016	456,750
1,025M	7.75%, 2/15/2019	1,055,750
2,475M	Berry Petroleum Co., 6.375%, 9/15/2022	2,617,312
2,125M	Calumet Specialty Products Partners, LP, 9.625%, 8/1/2020 (a)	2,300,312
	Chesapeake Energy Corp.:
2,650M	7.25%, 12/15/2018	2,862,000
125M	6.625%, 8/15/2020	129,531
1,000M	Chesapeake Midstream Partners, LP, 6.125%, 7/15/2022	1,062,500
	Concho Resources, Inc.:
2,300M	8.625%, 10/1/2017	2,547,250
1,275M	5.5%, 4/1/2023	1,333,969
	Consol Energy, Inc.:
1,875M	8%, 4/1/2017	1,968,750
3,700M	8.25%, 4/1/2020	3,894,250
	Copano Energy, LLC:
500M	7.75%, 6/1/2018	527,500
2,400M	7.125%, 4/1/2021	2,520,000
2,900M	Crosstex Energy, LP, 8.875%, 2/15/2018	3,108,438
2,750M	El Paso Corp., 6.5%, 9/15/2020	3,101,095
750M	Encore Acquisition Co., 9.5%, 5/1/2016	817,500
2,976M	Expro Finance Luxembourg SCA, 8.5%, 12/15/2016 (a)	3,080,160
	Ferrellgas Partners, LP:
3,450M	9.125%, 10/1/2017	3,717,375
1,363M	8.625%, 6/15/2020	1,325,517
3,975M	Forest Oil Corp., 7.25%, 6/15/2019	3,965,062
3,375M	Genesis Energy, LP, 7.875%, 12/15/2018	3,594,375

36

Principal
Amount	Security	Value
	Energy (continued)
$ 3,875M	Hilcorp Energy I, LP, 8%, 2/15/2020 (a)	$ 4,330,312
	Linn Energy, LLC:
3,175M	6.25%, 11/1/2019 (a)	3,163,094
600M	8.625%, 4/15/2020	660,000
550M	7.75%, 2/1/2021	584,375
2,100M	MEG Energy Corp., 6.375%, 1/30/2023 (a)	2,244,375
3,100M	Murray Energy Corp., 10.25%, 10/15/2015 (a)	3,053,500
	Newfield Exploration Co.:
450M	7.125%, 5/15/2018	477,000
550M	5.75%, 1/30/2022	617,375
	Penn Virginia Resource Partners, LP:
2,100M	8.25%, 4/15/2018	2,178,750
700M	8.375%, 6/1/2020 (a)	726,250
1,525M	Petrohawk Energy Corp., 10.5%, 8/1/2014	1,659,131
	Plains Exploration & Production Co.:
1,175M	6.125%, 6/15/2019	1,189,688
700M	6.625%, 5/1/2021	714,000
	Quicksilver Resources, Inc.:
1,075M	8.25%, 8/1/2015	1,029,313
1,300M	11.75%, 1/1/2016	1,319,500
2,100M	9.125%, 8/15/2019	2,005,500
1,125M	SandRidge Energy, Inc., 7.5%, 2/15/2023 (a)	1,161,563
1,125M	SESI, LLC, 6.375%, 5/1/2019	1,209,375
	SM Energy Co.:
600M	6.625%, 2/15/2019	636,000
1,175M	6.5%, 11/15/2021	1,251,375
1,150M	6.5%, 1/1/2023 (a)	1,208,938
	Suburban Propane Partners, LP:
2,089M	7.5%, 10/1/2018 (a)	2,245,675
603M	7.375%, 8/1/2021 (a)	646,718
950M	Tesoro Logistics, LP, 5.875%, 10/1/2020 (a)	976,125
2,875M	Vanguard Natural Resources, LLC, 7.875%, 4/1/2020	2,900,156
1,500M	Western Refining, Inc., 11.25%, 6/15/2017 (a)	1,676,250
		88,058,234
	Financials—4.7%
	Ally Financial, Inc.:
1,525M	5.5%, 2/15/2017	1,595,600
4,075M	6.25%, 12/1/2017	4,422,740
3,425M	8%, 3/15/2020	4,024,375

37

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2012

Principal
Amount	Security	Value
	Financials (continued)
$ 675M	CNH Capital, LLC, 6.25%, 11/1/2016 (a)	$ 736,594
4,600M	Ford Motor Credit Co., LLC, 5.875%, 8/2/2021	5,213,373
	International Lease Finance Corp.:
500M	5.875%, 5/1/2013	513,750
275M	6.625%, 11/15/2013	288,750
5,450M	8.625%, 9/15/2015	6,226,625
1,900M	8.75%, 3/15/2017	2,232,500
1,275M	8.25%, 12/15/2020	1,520,438
1,800M	Serta Simmons Holdings, LLC, 8.125%, 10/1/2020 (a)(b)	1,795,500
		28,570,245
	Food/Beverage/Tobacco—.2%
1,250M	JBS USA, LLC, 7.25%, 6/1/2021 (a)	1,181,250
	Food/Drug—.9%
3,600M	NBTY, Inc., 9%, 10/1/2018	4,023,000
1,525M	Tops Holding Corp./Tops Markets, LLC, 10.125%, 10/15/2015	1,614,594
		5,637,594
	Forest Products/Containers—2.4%
2,050M	Ardagh Packaging Finance, PLC, 7.375%, 10/15/2017 (a)	2,207,968
2,450M	Ball Corp., 7.375%, 9/1/2019	2,744,000
2,375M	Clearwater Paper Corp., 7.125%, 11/1/2018	2,594,687
1,400M	JSG Funding, PLC (Smurfit Kappa Funding, PLC), 7.75%, 4/1/2015	1,417,430
525M	Mead Products, LLC/ACCO Brands, 6.75%, 4/30/2020 (a)	549,938
825M	Sappi Papier Holdings GmbH, 8.375%, 6/15/2019 (a)	885,844
1,750M	Sealed Air Corp., 8.125%, 9/15/2019 (a)	1,955,625
2,150M	Tekni-Plex, Inc., 9.75%, 6/1/2019 (a)	2,305,875
		14,661,367
	Gaming/Leisure—.5%
	National CineMedia, LLC:
1,550M	7.875%, 7/15/2021	1,697,250
1,575M	6%, 4/15/2022 (a)	1,669,500
		3,366,750
	Health Care—6.1%
1,800M	AMERIGROUP Corp., 7.5%, 11/15/2019	2,111,625
850M	Aviv Healthcare Properties, LP, 7.75%, 2/15/2019	905,250
1,250M	Capella Healthcare, Inc., 9.25%, 7/1/2017	1,339,062

38

Principal
Amount	Security	Value
	Health Care (continued)
	Community Health Systems, Inc.:
$ 1,825M	8%, 11/15/2019	$ 2,012,062
1,750M	7.125%, 7/15/2020	1,869,219
	DaVita, Inc.:
1,425M	6.375%, 11/1/2018	1,524,750
1,025M	5.75%, 8/15/2022	1,071,125
	Fresenius Medical Care US Finance II, Inc.:
1,150M	5.625%, 7/31/2019 (a)	1,227,625
925M	5.875%, 1/31/2022 (a)	992,063
4,400M	Genesis Health Ventures, Inc., 9.75%, 6/15/2005 (c)(d)	2,750
	HCA, Inc.:
675M	6.375%, 1/15/2015	730,687
2,075M	8%, 10/1/2018	2,401,813
500M	8.5%, 4/15/2019	566,250
200M	6.5%, 2/15/2020	223,000
475M	7.25%, 9/15/2020	534,375
1,950M	7.75%, 5/15/2021	2,135,250
1,525M	7.5%, 2/15/2022	1,734,688
	Healthsouth Corp.:
1,225M	7.25%, 10/1/2018	1,332,187
1,025M	7.75%, 9/15/2022	1,124,938
1,225M	LVB Acquisition, Inc. (Biomet, Inc.), 10%, 10/15/2017	1,293,906
1,725M	Sky Growth Acquisition Corp., 7.375%, 10/15/2020 (a)	1,740,094
1,975M	Universal Hospital Services, Inc., 7.625%, 8/15/2020 (a)	2,063,875
675M	Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/2020 (a)(b)	690,188
	Vanguard Health Holding Co. II, LLC:
1,925M	8%, 2/1/2018	2,064,563
1,325M	7.75%, 2/1/2019 (a)	1,416,094
3,725M	VPI Escrow Corp., 6.375%, 10/15/2020 (a)(b)	3,818,125
		36,925,564
	Information Technology—4.3%
2,500M	Advanced Micro Devices, Inc., 7.5%, 8/15/2022 (a)	2,425,000
2,000M	Audatex North America, Inc., 6.75%, 6/15/2018 (a)	2,145,000
3,225M	Computer Sciences Corp., 6.5%, 3/15/2018	3,741,603
	Equinix, Inc.:
1,875M	8.125%, 3/1/2018	2,090,625
1,250M	7%, 7/15/2021	1,404,687
	Fidelity National Information Services, Inc.:
1,350M	7.625%, 7/15/2017	1,485,000
2,400M	7.875%, 7/15/2020	2,694,000

39

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2012

Principal
Amount	Security	Value
	Information Technology (continued)
	Jabil Circuit, Inc.:
$ 350M	7.75%, 7/15/2016	$ 406,875
3,825M	8.25%, 3/15/2018	4,561,313
2,925M	Lawson Software, Inc., 9.375%, 4/1/2019 (a)	3,261,375
2,100M	MEMC Electronic Materials, Inc., 7.75%, 4/1/2019	1,732,500
		25,947,978
	Manufacturing—2.2%
1,550M	Amsted Industries, 8.125%, 3/15/2018 (a)	1,681,750
2,425M	Bombardier, Inc., 7.5%, 3/15/2018 (a)	2,758,437
3,850M	Case New Holland, Inc., 7.875%, 12/1/2017	4,533,375
1,550M	EDP Finance BV, 6%, 2/2/2018 (a)	1,554,991
2,575M	Rexel SA, 6.125%, 12/15/2019 (a)	2,661,906
		13,190,459
	Media-Broadcasting—3.6%
2,450M	Allbritton Communication Co., 8%, 5/15/2018	2,676,625
	Belo Corp.:
725M	7.75%, 6/1/2027	735,875
1,225M	7.25%, 9/15/2027	1,206,625
2,825M	Block Communications, Inc., 7.25%, 2/1/2020 (a)	3,015,687
2,475M	Nexstar/Mission Broadcasting, Inc., 8.875%, 4/15/2017	2,703,938
4,000M	Sinclair Television Group, Inc., 9.25%, 11/1/2017 (a)	4,450,000
1,025M	Sirius XM Radio, Inc., 5.25%, 8/15/2022 (a)	1,025,000
5,250M	XM Satellite Radio, Inc., 7.625%, 11/1/2018 (a)	5,827,500
		21,641,250
	Media-Cable TV—8.0%
	Cablevision Systems Corp.:
2,750M	8.625%, 9/15/2017	3,210,625
500M	7.75%, 4/15/2018	556,250
	CCO Holdings, LLC:
1,200M	7.25%, 10/30/2017	1,314,000
1,700M	7.875%, 4/30/2018	1,848,750
1,150M	7%, 1/15/2019	1,250,625
1,175M	7.375%, 6/1/2020	1,317,469
1,900M	Cequel Communications Holdings I, Inc., 8.625%, 11/15/2017 (a)	2,037,750

40

Principal
Amount	Security	Value
	Media-Cable TV (continued)
	Clear Channel Worldwide Holdings, Inc.:
$ 2,500M	9.25%, 12/15/2017 Series “A”	$ 2,687,500
2,475M	9.25%, 12/15/2017 Series “B”	2,679,187
200M	7.625%, 3/15/2020 Series “A”	193,000
2,850M	7.625%, 3/15/2020 Series “B”	2,793,000
225M	CSC Holdings, LLC, 6.75%, 11/15/2021 (a)	249,187
	DISH DBS Corp.:
2,575M	7.875%, 9/1/2019	3,006,312
700M	5.875%, 7/15/2022 (a)	721,000
1,800M	Echostar DBS Corp., 7.125%, 2/1/2016	1,998,000
3,025M	Gray Television, Inc., 7.5%, 10/1/2020 (a)(b)	3,025,000
1,625M	Harron Communications, LP, 9.125%, 4/1/2020 (a)	1,763,125
5,725M	Nara Cable Funding, Ltd., 8.875%, 12/1/2018 (a)	5,252,688
3,112M	Quebecor Media, Inc., 7.75%, 3/15/2016	3,213,141
4,850M	UPC Germany GmbH, 8.125%, 12/1/2017 (a)	5,238,000
3,850M	UPC Holding BV, 9.875%, 4/15/2018 (a)	4,254,250
		48,608,859
	Media-Diversified—1.4%
3,232M	Entravision Communications Corp., 8.75%, 8/1/2017	3,506,720
3,625M	Lamar Media Corp., 7.875%, 4/15/2018	4,023,750
880M	NAI Entertainment Holdings, LLC, 8.25%, 12/15/2017 (a)	985,600
		8,516,070
	Metals/Mining—8.4%
	ArcelorMittal:
325M	4.5%, 2/25/2017	319,091
4,631M	10.1%, 6/1/2019	5,340,979
1,350M	5.75%, 3/1/2021	1,288,286
1,125M	6.5%, 2/25/2022	1,110,014
	Arch Coal, Inc.:
2,775M	7.25%, 10/1/2020	2,344,875
2,950M	7.25%, 6/15/2021	2,478,000
	FMG Resources (August 2006) Property, Ltd.:
1,250M	6.375%, 2/1/2016 (a)	1,221,875
975M	6%, 4/1/2017 (a)	911,625
2,275M	6.875%, 2/1/2018 (a)	2,124,281
1,525M	8.25%, 11/1/2019 (a)	1,486,875
850M	6.875%, 4/1/2022 (a)	780,937
1,400M	JMC Steel Group, 8.25%, 3/15/2018 (a)	1,435,000
1,000M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	1,085,000
2,750M	Metals USA, Inc., 11.125%, 12/1/2015	2,839,375

41

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2012

Principal
Amount	Security	Value
	Metals/Mining (continued)
$ 2,975M	Molycorp, Inc., 10%, 6/1/2020 (a)	$ 2,960,125
	Novelis, Inc.:
5,425M	8.375%, 12/15/2017	5,953,938
400M	8.75%, 12/15/2020	445,000
	Peabody Energy Corp.:
2,375M	6%, 11/15/2018 (a)	2,386,875
1,700M	6.5%, 9/15/2020	1,746,750
2,750M	6.25%, 11/15/2021 (a)	2,750,000
	Steel Dynamics, Inc.:
1,200M	6.125%, 8/15/2019 (a)	1,254,000
675M	6.375%, 8/15/2022 (a)	700,313
	United States Steel Corp.:
550M	7%, 2/1/2018	554,125
1,275M	7.375%, 4/1/2020	1,275,000
900M	7.5%, 3/15/2022	893,250
	Vulcan Materials Co.:
1,350M	6.5%, 12/1/2016	1,488,375
3,725M	7%, 6/15/2018	4,111,469
		51,285,433
	Real Estate Investment Trusts—1.0%
	Developers Diversified Realty Corp.:
675M	9.625%, 3/15/2016	841,053
550M	7.875%, 9/1/2020	710,066
	Omega Healthcare Investors, Inc.:
975M	7.5%, 2/15/2020	1,087,125
1,550M	6.75%, 10/15/2022	1,720,500
1,400M	Taylor Morrison Communities, Inc., 7.75%, 4/15/2020 (a)	1,498,000
		5,856,744
	Retail-General Merchandise—4.8%
838M	CKE Restaurants, Inc., 11.375%, 7/15/2018	976,270
550M	Claire’s Stores, Inc., 9%, 3/15/2019 (a)	573,375
1,750M	J.C. Penney Corp., Inc., 7.95%, 4/1/2017	1,815,625
2,125M	Landry’s, Inc., 9.375%, 5/1/2020 (a)	2,252,500
2,050M	Limited Brands, Inc., 8.5%, 6/15/2019	2,480,500
900M	Michaels Stores, Inc., 7.75%, 11/1/2018	969,750
1,975M	Monitronics International, Inc., 9.125%, 4/1/2020	2,063,875
3,685M	Needle Merger Sub Corp., 8.125%, 3/15/2019 (a)	3,777,125
3,550M	NPC International, Inc., 10.5%, 1/15/2020	4,100,250

42

Principal
Amount	Security	Value
	Retail-General Merchandise (continued)
$ 2,250M	Party City Holdings, Inc., 8.875%, 8/1/2020 (a)	$ 2,407,500
1,475M	QVC, Inc., 7.5%, 10/1/2019 (a)	1,632,856
1,525M	Sally Holdings, LLC/Sally Capital, Inc., 6.875%, 11/15/2019	1,704,188
925M	Sotheby’s, 5.25%, 10/1/2022 (a)	936,563
1,400M	Toys R Us Property Co. II, Inc., 8.5%, 12/1/2017	1,515,500
1,675M	YCC Holdings, LLC/Yankee Finance, Inc., 10.25%, 2/15/2016	1,742,000
		28,947,877
	Services—3.3%
2,850M	Brickman Group Holdings, Inc., 9.125%, 11/1/2018 (a)	2,935,500
2,050M	CoreLogic, Inc., 7.25%, 6/1/2021	2,229,375
1,550M	Covanta Holding Corp., 6.375%, 10/1/2022	1,692,874
	Iron Mountain, Inc.:
1,525M	7.75%, 10/1/2019	1,723,250
2,300M	8.375%, 8/15/2021	2,558,750
1,450M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	1,515,250
	PHH Corp.:
2,850M	9.25%, 3/1/2016	3,284,625
1,350M	7.375%, 9/1/2019	1,451,250
2,375M	Reliance Intermediate Holdings, LP, 9.5%, 12/15/2019 (a)	2,731,250
		20,122,124
	Telecommunications—6.9%
625M	CenturyLink, Inc., 5.8%, 3/15/2022	681,340
	Citizens Communications Co.:
5,500M	7.125%, 3/15/2019	5,885,000
2,175M	9%, 8/15/2031	2,332,687
100M	Frontier Communications Corp., 8.5%, 4/15/2020	113,500
2,525M	GCI, Inc., 8.625%, 11/15/2019	2,739,625
5,850M	Inmarsat Finance, PLC, 7.375%, 12/1/2017 (a)	6,347,250
	Intelsat Jackson Holdings SA:
3,850M	8.5%, 11/1/2019	4,360,125
975M	7.25%, 10/15/2020 (a)	1,053,000
450M	7.5%, 4/1/2021	489,375
800M	PAETEC Holding Corp., 9.875%, 12/1/2018	920,000
1,125M	Qwest Communications International, Inc., 7.125%, 4/1/2018	1,198,181
425M	Qwest Corp., 6.5%, 6/1/2017	499,606
850M	SBA Telecommunications, Inc., 5.75%, 7/15/2020 (a)	895,688
	Sprint Capital Corp.:
2,000M	6.9%, 5/1/2019	2,085,000
3,625M	6.875%, 11/15/2028	3,353,125

43

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2012

Principal
Amount	Security	Value
	Telecommunications (continued)
$ 1,700M	Telesat Canada/Telesat, LLC, 6%, 5/15/2017 (a)	$ 1,776,500
580M	Virgin Media Finance, PLC, 9.5%, 8/15/2016	645,250
	Wind Acquisition Finance SA:
750M	11.75%, 7/15/2017 (a)	710,625
2,175M	7.25%, 2/15/2018 (a)	2,077,125
	Windstream Corp.:
1,725M	7.875%, 11/1/2017	1,936,313
1,775M	7.75%, 10/15/2020	1,912,563
		42,011,878
	Transportation—1.2%
2,975M	CHC Helicopter SA, 9.25%, 10/15/2020	3,071,687
	Navios Maritime Holdings:
1,825M	8.875%, 11/1/2017	1,882,031
2,550M	8.125%, 2/15/2019	2,314,125
		7,267,843
	Utilities—3.2%
	AES Corp.:
875M	9.75%, 4/15/2016	1,050,000
800M	8%, 10/15/2017	928,000
1,275M	7.375%, 7/1/2021	1,459,875
3,475M	Atlantic Power Corp., 9%, 11/15/2018	3,709,562
2,600M	Calpine Construction Finance Co., LP, 8%, 6/1/2016 (a)	2,808,000
	Calpine Corp.:
375M	7.875%, 7/31/2020 (a)	411,562
275M	7.5%, 2/15/2021 (a)	298,375
1,346M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	1,422,149
2,750M	Intergen NV, 9%, 6/30/2017 (a)	2,660,625
2,350M	NRG Energy, Inc., 7.625%, 5/15/2019	2,502,750
2,110M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	2,204,950
		19,455,848
	Waste Management—.3%
2,050M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020 (a)(b)	2,096,125

44

Principal
Amount	Security	Value
	Wireless Communications—1.2%
$ 2,100M	MetroPCS Wireless, Inc., 7.875%, 9/1/2018	$ 2,278,500
1,175M	Nextel Communications, Inc., 5.95%, 3/15/2014	1,180,875
	Sprint Nextel Corp.:
950M	6%, 12/1/2016	983,250
1,175M	9.125%, 3/1/2017	1,336,563
975M	7%, 8/15/2020	1,017,656
575M	ViaSat, Inc., 6.875%, 6/15/2020	595,125
		7,391,969
Total Value of Corporate Bonds (cost $536,384,272)		560,795,350
	LOAN PARTICIPATIONS—4.4%
	Chemicals—.9%
2,687M	PL Propylene, LLC, 7%, 3/23/2017 (e)	2,730,156
2,686M	PolyOne Corp., 5%, 12/20/2017 (e)	2,707,286
		5,437,442
	Consumer Discretionary—.2%
	Burger King Corp.:
350M	3.75%, 9/27/2019 (b)(e)	351,137
900M	4%, 9/27/2019 (b)(e)	902,925
		1,254,062
	Energy—.8%
2,875M	Chesapeake Energy Corp., 8.5%, 12/2/2017 (e)	2,887,420
1,925M	Samson Investment Co., 6%, 9/25/2018 (e)	1,939,842
		4,827,262
	Forest Products/Containers—.5%
2,686M	Sealed Air Corp., 4.75%, 10/3/2018 (e)	2,707,624
	Information Technology—.2%
1,350M	Genpact, Ltd., 4.25%, 8/17/2019 (e)	1,356,750
	Metals/Mining—.5%
2,868M	Arch Coal, Inc., 5.75%, 5/16/2018 (e)	2,892,906
	Retail-General Merchandise—.9%
2,693M	Academy, Ltd., 6%, 8/3/2018 (e)	2,707,652
2,700M	General Nutrition Centers, Inc., 4.25%, 3/2/2018 (e)	2,705,265
		5,412,917

45

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2012

Principal
Amount
or Shares		Security		Value
		Telecommunications—.4%
$ 2,700M		Intelsat Jackson Holdings, Ltd., 3.221%, 2/1/2014 (e)		$ 2,691,009
Total Value of Loan Participations (cost $26,270,034)				26,579,972
		COMMON STOCKS—.0%
		Automotive—.0%
2,523	*	Safelite Realty Corporation (c)		25
		Telecommunications—.0%
8	*	Viatel Holding (Bermuda), Ltd. (c)		—
18,224	*	World Access, Inc. (c)		—
				—
Total Value of Common Stocks (cost $385,770)				25
Total Value of Investments (cost $563,040,076)			96.6%	587,375,347
Other Assets, Less Liabilities			3.4	20,653,455
Net Assets			100.0%	$608,028,802

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

(c)	Securities valued at fair value (see Note 1A)

(d)	In default as to principal and/or interest payment

(e)	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2012.

46

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$560,792,600	$2,750	$560,795,350
Loan Participations	—	26,579,972	—	26,579,972
Common Stocks	—	—	25	25
Total Investments in Securities*	$—	$587,372,572	$2,775	$587,375,347

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

47

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2012

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

	Investments	Investments
	in	in	Investments
	Corporate	Common	in
	Bonds	Stocks	Warrants	Total
Balance, September 30, 2011	$2,750	$4,792	$—	$7,542
Purchases	—	—	—	—
Sales	—	(1,532)	—	(1,532)
Change in unrealized
appreciation (depreciation)	—	(4,781)	—	(4,781)
Realized gain	—	1,532	—	1,532
Transfer into Level 3	—	14	—	14
Transfer out of Level 3	—	—	—	—
Balance, September 30, 2012	$2,750	$25	$—	$2,775

The following is a summary of Level 3 inputs by industry:

Health Care	$2,750
Automotive	25
Telecommunications	—
$2,775

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2012.

Impact to
Valuation
	Fair Value				from and
	September 30,	Valuation	Unobservable		Increase in
	2012	Methodologies	Input(s)(1)	Range	Input(2)
Fixed Income	$ 2,750	Market	Market	100%	Increase
		Comparables	Comparables/
Bankruptcy

Common Stock	$ 25	Market	Market	100%	Increase
		Comparables	Comparables/
Bankruptcy

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization oppor-
tunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

48	See notes to financial statements

Portfolio Composition (unaudited)
FUND FOR INCOME

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2012, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2012 fiscal year and is not necessarily representative of the Fund as of the end of its 2012 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody’s	Bonds Rated by Moody’s
A1	0.04%	0.00%
Baa1	0.51	0.00
Baa2	0.45	0.00
Baa3	1.49	0.00
Ba1	6.37	0.00
Ba2	12.06	0.00
Ba3	12.26	0.00
BB+	0.00	0.57
BB	0.00	0.53
BB-	0.00	0.12
B+	0.00	0.73
B	0.00	1.10
B-	0.00	0.16
B1	26.13	0.00
B2	18.54	0.00
B3	16.49	0.00
Caa1	4.06	0.00
Caa3	0.34	0.00
Caa	1.21	0.00

49

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 21.5% for Class A shares and 20.5% for Class B shares, including dividends of 30.0 cents per share on Class A shares and 18.5 cents per share on Class B shares.

The Fund’s performance this year was driven in substantial part by its policy of allocating its assets among equities, fixed income and cash. On average, the Fund maintained allocations of 58.7% in equities, 37.4% in fixed income, and 3.9% in cash. Both the equity and fixed income portions of the Fund performed well this year, as aggressive monetary policies from the central banks created an environment that continued to make fixed income investments favorable. Uneven, but adequate economic growth helped stocks continue to rally, as businesses benefited from the increase in demand and cost cuts. Companies generated strong cash flow, but preferred to increase dividends and share repurchases to any major capital investments, until a clearer picture of the future was attained. This favored the Fund’s dividend-focused equity strategy.

Fixed Income

Long-term interest rates continued their multi-year decline during the review period, falling to all-time lows in July before rising slightly. Several factors contributed to this low interest rate environment: the very accommodative Federal Reserve (“the Fed”) monetary policy, the subpar economic recovery, and safe haven flows from overseas into the U.S. bond market. Reviewing benchmark U.S. Treasury yields, the two-year U.S. Treasury note yield, which is anchored by the Fed’s commitment to keep short-term rates very low, barely moved during the review period, ending at 0.23%. The 10-year U.S. Treasury note yield fell from 1.92% to 1.63%.

The broad U.S. bond market returned 5.4%, according to Bank of America Merrill Lynch. Riskier fixed-income sectors had very strong performance, as the Fed’s success in depressing risk-free yields forced investors to take more risk. Consequently, high yield — or “junk” bonds — returned 18.9% and investment grade corporate bonds gained close to 11%. Higher quality sectors had notably lower, although positive, returns. The broad mortgage-backed market returned 3.7%. Of note, 30-year mortgage rates fell to an all-time low. The Treasury market returned 3.2%, although Treasury securities with maturities ten years and longer, were up over 6%, due to the decline in long-term interest rates.

During the review period, the Fund had average bond and cash allocations of 37.4% and 3.9% of assets, respectively. As a percent of the Fund’s total assets, investment grade corporate bonds were the largest bond allocation at 25%, followed by mortgage-backed securities at 7.7%, U.S. government securities at 3.1%, and municipal bonds at 1.6%. The Fund’s overweight in corporate bonds and underweight in U.S. government securities benefited the Fund’s performance, as the former substantially outperformed the latter.

Equities

Equities performed well during the reporting period, aided by strong corporate earnings, a greater emphasis on dividend paying stocks, and overall positive, but uneven economic growth. The Fund’s absolute performance was attributable to positive stock selection in the industrials, consumer discretionary and technology sectors. In industrials, the Fund benefited from strong stock selection and an over-weighted allocation to the sector. Several investments were key to performance. TAL International, a leasor of intermodal freight containers, benefited from strong pricing due to the continued tight global supply of containers. Tyco International split into three separate companies this year and the stock’s performance can be attributed to the higher valuation assigned to each separate company by the marketplace. Snap-on, the professional toolmaker, continues to reap the gains of a rebounding U.S. auto sector and the expansion of their products into emerging markets. Armstrong World Industries, a domestic manufacturer of floors and ceilings, paid a large special dividend to shareholders this

50

year; their second such dividend in the last two years. The company took advantage of their ability to generate strong free cash flow and favorable debt markets to return excess cash to shareholders.

In consumer discretionary, the Fund’s top performers all had the common theme of returning excess cash to shareholders. Wyndham Worldwide, a hospitality company that manages hotels, rents vacation properties and sells time shares, has prospered from their ability to get higher pricing. The company generates a tremendous amount of free cash flow that they have been using to buy back stock, increase the dividend and grow the company through acquisitions. Pier 1 Imports is bearing the fruits of their successful turnaround in their merchandise and store layouts. Management has improved the products, lowered costs, increased margins and improved sales at individual store levels. This has led to an increase in cash flow, which the company has used to aggressively buy back stock and restart their dividend. The return of CBS to prominence in television ratings has led to higher returns in their stock price, which CBS has translated into new ways for the company to monetize assets. They have opened new revenue streams by reselling their content to Internet subscription services like Netflix and Amazon. The strong ratings also led to strong pricing in both syndication and for international buyers of their content. They have used their cash flow to buy back stock and raise their dividend.

In technology, Apple has been one of the best performing stocks. Their innovative products in both iPhones and tablet computers have propelled the company’s earnings. New growth opportunities have opened up overseas, as the company is truly a worldwide phenomenon. IBM, the Fund’s largest position, continues to execute on their ability to provide service and data needs to all types of companies anywhere in the world.

In health care, relative outperformance can be attributed to good stock selection and the takeover of Par Pharmaceuticals, a generic drug manufacturer. Private equity firms recognized the value we saw in the upcoming launches of Par’s new products and the positive regulatory environment. Additionally, our investment in Watson Pharmaceuticals, now the third largest generic drug manufacturer, benefited from a recent acquisition of Actavis, the Iceland-based generic pharmaceutical company, that will greatly improve the bottom line through the launch of numerous new products and cost savings programs. The Fund also had strong relative performance in LyondellBasell, the chemical and polymer maker that has seen a strong rebound in the industries that use their products, such as automotive and packaging. They have also benefited from a reduction in the price of natural gas, which is a major component in their product manufacturing. For a company that came out of bankruptcy a few years ago, it is now producing record amounts of cash and is using that cash to pay higher dividends and buy back stock.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

51

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,023.12	$6.73
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.35	$6.71
Expense Example – Class B Shares
Actual	$1,000.00	$1,019.22	$10.25
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.85	$10.23

*	Expenses are equal to the annualized expense ratio of 1.33% for Class A shares and 2.03% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total market value of investments.

52

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/02 with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate and residential mortgage pass-through securities. Qualifying securities must have an investment grade rating. Qualifying U.S. Treasuries must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion. Qualifying U.S. agency, foreign government, supranational and corporate securities must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Qualifying residential mortgage pass-through securities include both fixed rate and hybrid securities publicly issued by U.S. agencies. 30-year, 20-year, 15-year and interest-only fixed rate mortgage pools are included in the Index provided they have at least one year remaining term to final maturity and a minimum amount outstanding of at least $5 billion per generic coupon and $250 million per production year within each generic coupon. Hybrid mortgage pools that reset versus 1-year CMT, 1 year LIBOR or 6-month LIBOR during their adjustable rate period are also included in the Index provided they have at least $2.5 billion per generic coupon and $250 million per production year within each generic coupon. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 6.44%. The Class B “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 6.46%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. BofA Merrill Lynch U.S. Corporate, Government & Mortgage Master Index figures are from Bank of America Merrill Lynch & Co. and Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

53

Portfolio of Investments
TOTAL RETURN FUND
September 30, 2012

Shares		Security	Value
		COMMON STOCKS—58.4%
		Consumer Discretionary—8.1%
89,900		Allison Transmission Holdings, Inc.	$ 1,808,788
101,200		Best Buy Company, Inc.	1,739,628
45,400	*	BorgWarner, Inc.	3,137,594
126,900		CBS Corporation – Class “B”	4,610,277
12,400		CEC Entertainment, Inc.	373,488
18,700		Coach, Inc.	1,047,574
155,900		Dana Holding Corporation	1,917,570
66,600	*	Delphi Automotive, PLC	2,064,600
21,500		GNC Holdings, Inc. – Class “A”	837,855
47,500		Home Depot, Inc.	2,867,575
81,200		Limited Brands, Inc.	3,999,912
43,500		Lowe’s Companies, Inc.	1,315,440
27,300		McDonald’s Corporation	2,504,775
160,500		Newell Rubbermaid, Inc.	3,063,945
113,900		Pier 1 Imports, Inc.	2,134,486
94,900		Staples, Inc.	1,093,248
53,800	*	Steiner Leisure, Ltd.	2,504,390
210,500		Stewart Enterprises, Inc. – Class “A”	1,767,148
27,700	*	TRW Automotive Holdings Corporation	1,210,767
22,800		Tupperware Brands Corporation	1,221,852
54,260		Wyndham Worldwide Corporation	2,847,565
			44,068,477
		Consumer Staples—5.3%
115,000		Altria Group, Inc.	3,839,850
85,400		Avon Products, Inc.	1,362,130
106,800		Coca-Cola Company	4,050,924
72,100		CVS Caremark Corporation	3,491,082
10,300		McCormick & Company, Inc.	639,012
51,700		Nu Skin Enterprises, Inc. – Class “A”	2,007,511
29,100		PepsiCo, Inc.	2,059,407
71,400		Philip Morris International, Inc.	6,421,716
23,700		Procter & Gamble Company	1,643,832
42,200		Wal-Mart Stores, Inc.	3,114,360
			28,629,824

54

Shares		Security	Value
		Energy—5.8%
35,900		Anadarko Petroleum Corporation	$ 2,510,128
15,200		Chevron Corporation	1,771,712
59,500		ConocoPhillips	3,402,210
6,500		Devon Energy Corporation	393,250
49,000		Ensco, PLC – Class “A”	2,673,440
57,927		ExxonMobil Corporation	5,297,424
8,200		Hess Corporation	440,504
1,897		Hugoton Royalty Trust	12,501
83,386		Marathon Oil Corporation	2,465,724
34,743		Marathon Petroleum Corporation	1,896,620
31,300		National Oilwell Varco, Inc.	2,507,443
77,900	*	Noble Corporation	2,787,262
27,600		Phillips 66	1,279,812
14,300		Sasol, Ltd. (ADR)	637,494
8,500		Schlumberger, Ltd.	614,805
86,200		Suncor Energy, Inc.	2,831,670
			31,521,999
		Financials—6.1%
58,100		American Express Company	3,303,566
49,900		Ameriprise Financial, Inc.	2,828,831
97,400		Brookline Bancorp, Inc.	859,068
53,650		Discover Financial Services	2,131,514
23,700		Financial Select Sector SPDR Fund (ETF)	369,720
70,100		FirstMerit Corporation	1,032,573
32,900		Invesco, Ltd.	822,171
92,500		JPMorgan Chase & Company	3,744,400
31,000		M&T Bank Corporation	2,949,960
28,700		MetLife, Inc.	989,002
23,700		Morgan Stanley	396,738
163,300		New York Community Bancorp, Inc.	2,312,328
41,900		PNC Financial Services Group, Inc.	2,643,890
23,700		SPDR S&P Regional Banking (ETF)	678,768
117,672	*	Sunstone Hotel Investors, Inc. (REIT)	1,294,392
87,800		U.S. Bancorp	3,011,540
100,500		Urstadt Biddle Properties – Class “A” (REIT)	2,033,115
52,600		Wells Fargo & Company	1,816,278
			33,217,854

55

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2012

Shares		Security	Value
		Health Care—7.5%
72,200		Abbott Laboratories	$ 4,950,032
25,700		Baxter International, Inc.	1,548,682
30,400		Covidien, PLC	1,806,368
46,317	*	Express Scripts Holding Company	2,902,686
51,200	*	Gilead Sciences, Inc.	3,396,096
63,700		Johnson & Johnson	4,389,567
15,900		McKesson Corporation	1,367,877
76,900		Merck & Company, Inc.	3,468,190
32,400	*	Par Pharmaceutical Companies, Inc.	1,619,352
205,380		Pfizer, Inc.	5,103,693
62,000		Thermo Fisher Scientific, Inc.	3,647,460
51,700		UnitedHealth Group, Inc.	2,864,697
45,200		Warner Chilcott, PLC – Class “A”	610,200
34,500	*	Watson Pharmaceuticals, Inc.	2,938,020
			40,612,920
		Industrials—10.0%
52,500		3M Company	4,852,050
70,800		Altra Holdings, Inc.	1,288,560
45,600		Armstrong World Industries, Inc.	2,114,472
28,400		Caterpillar, Inc.	2,443,536
31,400		Chicago Bridge & Iron Company NV – NY Shares	1,196,026
23,400		Dun & Bradstreet Corporation	1,863,108
40,000	*	Esterline Technologies Corporation	2,245,600
51,500		Generac Holdings, Inc.	1,178,835
91,100		General Electric Company	2,068,881
53,300		Honeywell International, Inc.	3,184,675
60,000		IDEX Corporation	2,506,200
90,800		ITT Corporation	1,829,620
10,800		Lockheed Martin Corporation	1,008,504
63,100	*	Mobile Mini, Inc.	1,054,401
6,400		Northrop Grumman Corporation	425,152
26,800		Parker Hannifin Corporation	2,239,944
35,000	*	Pentair, Inc.	1,557,850
13,100		Raytheon Company	748,796
32,300		Snap-on, Inc.	2,321,401
154,000		TAL International Group, Inc.	5,232,920
96,700		Textainer Group Holdings, Ltd.	2,954,185

56

Shares		Security	Value
		Industrials (continued)
25,550		Triumph Group, Inc.	$ 1,597,642
96,275		Tyco International, Ltd.	5,416,432
39,300		United Technologies Corporation	3,076,797
			54,405,587
		Information Technology—11.3%
10,700		Apple, Inc.	7,139,682
84,200	*	Arris Group, Inc.	1,076,918
50,000		Avago Technologies, Ltd.	1,743,250
24,900	*	CACI International, Inc. – Class “A”	1,289,571
173,600		Cisco Systems, Inc.	3,314,024
20,600	*	eBay, Inc.	997,246
153,400	*	EMC Corporation	4,183,218
65,600		Hewlett-Packard Company	1,119,136
134,900		Intel Corporation	3,059,532
38,400		International Business Machines Corporation	7,966,080
127,000		Intersil Corporation – Class “A”	1,111,250
171,600		Microsoft Corporation	5,110,248
108,200	*	NCR Corporation	2,522,142
61,500	*	NeuStar, Inc. – Class “A”	2,461,845
91,300		Oracle Corporation	2,875,037
41,500	*	Parametric Technology Corporation	904,700
75,700		QUALCOMM, Inc.	4,730,493
94,800	*	Symantec Corporation	1,706,400
81,800		TE Connectivity, Ltd.	2,782,018
151,476		Western Union Company	2,759,893
156,200	*	Yahoo!, Inc.	2,495,295
			61,347,978
		Materials—2.6%
42,200		Celanese Corporation – Series “A”	1,599,802
67,500		Freeport-McMoRan Copper & Gold, Inc.	2,671,650
81,900		International Paper Company	2,974,608
103,700		Kronos Worldwide, Inc.	1,549,278
44,700		LyondellBasell Industries NV – Class “A”	2,309,202
10,100		Praxair, Inc.	1,049,188
5,200		Rock-Tenn Company – Class “A”	375,336
46,000		RPM International, Inc.	1,312,840
			13,841,904

57

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2012

Shares or
Principal
Amount	Security	Value
	Telecommunication Services—1.6%
112,100	AT&T, Inc.	$ 4,226,170
102,000	Verizon Communications, Inc.	4,648,140
		8,874,310
	Utilities—.1%
12,000	Atmos Energy Corporation	429,480
Total Value of Common Stocks (cost $232,105,087)		316,950,333
	CORPORATE BONDS—26.5%
	Aerospace/Defense—.4%
$1,000M	BAE Systems Holdings, Inc., 4.95%, 6/1/2014 (a)	1,051,889
1,000M	United Technologies Corp., 6.125%, 2/1/2019	1,252,648
		2,304,537
	Agriculture—.5%
1,000M	Cargill, Inc., 6%, 11/27/2017 (a)	1,212,414
1,000M	CF Industries, Inc., 7.125%, 5/1/2020	1,257,500
		2,469,914
	Automotive—.2%
1,000M	Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	1,053,950
	Chemicals—.3%
1,500M	Dow Chemical Co., 4.25%, 11/15/2020	1,656,096
	Consumer Durables—.4%
1,000M	Black & Decker Corp., 5.75%, 11/15/2016	1,164,376
1,000M	Newell Rubbermaid, Inc., 4.7%, 8/15/2020	1,100,488
		2,264,864
	Energy—2.1%
1,000M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	1,261,709
1,000M	DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	1,287,033
1,000M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	1,083,916
1,000M	ONEOK Partners, LP, 3.375%, 10/1/2022	1,006,992
1,000M	Petrobras International Finance Co., 5.375%, 1/27/2021	1,131,771
1,000M	Reliance Holdings USA, Inc., 4.5%, 10/19/2020 (a)	1,026,618
500M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	605,483

58

Principal
Amount	Security	Value
	Energy (continued)
$1,000M	Suncor Energy, Inc., 6.1%, 6/1/2018	$ 1,234,851
1,000M	Valero Energy Corp., 9.375%, 3/15/2019	1,359,924
1,000M	Weatherford International, Inc., 6.35%, 6/15/2017	1,165,478
		11,163,775
	Financial Services—3.3%
1,000M	Aflac, Inc., 8.5%, 5/15/2019	1,341,187
	American Express Co.:
500M	6.15%, 8/28/2017	608,878
1,000M	7%, 3/19/2018	1,267,100
1,500M	American International Group, Inc., 4.875%, 9/15/2016	1,675,884
1,000M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	1,180,893
1,000M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	1,070,810
1,000M	BlackRock, Inc., 5%, 12/10/2019	1,190,119
1,000M	Caterpillar Financial Services Corp., 5.85%, 9/1/2017	1,211,163
1,000M	CoBank, ACB, 7.875%, 4/16/2018 (a)	1,253,213
1,000M	ERAC USA Finance Co., 6.375%, 10/15/2017 (a)	1,195,937
1,500M	Ford Motor Credit Co., LLC, 5%, 5/15/2018	1,641,334
1,000M	General Electric Capital Corp., 5.625%, 9/15/2017	1,178,959
1,000M	Harley-Davidson Funding Corp., 5.75%, 12/15/2014 (a)	1,090,585
1,000M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	1,047,995
1,000M	Prudential Financial Corp., 4.75%, 9/17/2015	1,102,069
		18,056,126
	Financials—3.5%
1,000M	Bank of America Corp., 5.65%, 5/1/2018	1,141,559
	Barclays Bank, PLC:
1,000M	6.75%, 5/22/2019	1,223,274
1,000M	5.125%, 1/8/2020	1,125,771
	Citigroup, Inc.:
1,000M	6.375%, 8/12/2014	1,088,700
1,000M	6.125%, 11/21/2017	1,177,965
1,500M	Fifth Third Bancorp, 3.5%, 3/15/2022	1,602,321
1,500M	Goldman Sachs Group, Inc., 6.15%, 4/1/2018	1,752,846
2,000M	JPMorgan Chase & Co., 6%, 1/15/2018	2,387,288
1,000M	Merrill Lynch & Co., Inc., 5%, 1/15/2015	1,074,671
1,000M	Morgan Stanley, 6.625%, 4/1/2018	1,150,283
1,000M	Siemens Financieringsmaatschappij NV, 5.75%, 10/17/2016 (a)	1,180,646
1,000M	SunTrust Banks, Inc., 6%, 9/11/2017	1,165,845
1,000M	UBS AG, 4.875%, 8/4/2020	1,120,243

59

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2012

Principal
Amount	Security	Value
	Financials (continued)
	Wells Fargo & Co.:
$1,000M	5.625%, 12/11/2017	$ 1,202,002
500M	4.6%, 4/1/2021	578,584
		18,971,998
	Food/Beverage/Tobacco—2.9%
1,500M	Altria Group, Inc., 9.7%, 11/10/2018	2,151,109
1,000M	Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/2019	1,324,817
1,000M	Bottling Group, LLC, 5.125%, 1/15/2019	1,190,000
1,000M	Bunge Limited Finance Corp., 3.2%, 6/15/2017	1,049,562
1,000M	ConAgra Foods, Inc., 5.875%, 4/15/2014	1,075,347
1,000M	Corn Products International, Inc., 4.625%, 11/1/2020	1,122,491
1,000M	Diageo Capital, PLC, 5.75%, 10/23/2017	1,222,149
1,000M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	1,269,086
1,500M	Lorillard Tobacco Co., 6.875%, 5/1/2020	1,844,234
1,000M	Mead Johnson Nutrition Co., 4.9%, 11/1/2019	1,142,793
1,000M	Philip Morris International, Inc., 5.65%, 5/16/2018	1,226,641
1,000M	SABMiller Holdings, Inc., 3.75%, 1/15/2022 (a)	1,088,080
		15,706,309
	Forest Products/Containers—.2%
1,000M	International Paper Co., 9.375%, 5/15/2019	1,353,995
	Gaming/Leisure—.2%
1,000M	Marriott International, Inc., 3.25%, 9/15/2022	1,007,308
	Health Care—1.3%
1,000M	Aristotle Holding, Inc., 4.75%, 11/15/2021 (a)	1,159,228
1,000M	Biogen IDEC, Inc., 6.875%, 3/1/2018	1,231,668
1,000M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	1,048,529
1,000M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	1,203,287
1,000M	Quest Diagnostics, Inc., 6.4%, 7/1/2017	1,190,830
1,000M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	1,257,217
		7,090,759
	Household Products—.1%
500M	Clorox Co., 3.05%, 9/15/2022	510,900

60

Principal
Amount	Security	Value
	Information Technology—1.5%
$1,000M	Corning, Inc., 4.75%, 3/15/2042	$ 1,085,123
1,500M	Dell, Inc., 5.875%, 6/15/2019	1,777,714
1,000M	Harris Corp., 4.4%, 12/15/2020	1,088,768
1,500M	Motorola Solutions, Inc., 6%, 11/15/2017	1,792,253
1,000M	Pitney Bowes, Inc., 5.75%, 9/15/2017	1,091,125
1,500M	Symantec Corp., 3.95%, 6/15/2022	1,521,041
		8,356,024
	Manufacturing—1.1%
1,000M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	1,238,116
1,000M	John Deere Capital Corp., 5.35%, 4/3/2018	1,198,607
1,000M	Johnson Controls, Inc., 5%, 3/30/2020	1,139,629
1,000M	Tyco Electronics Group SA, 6.55%, 10/1/2017	1,210,636
1,000M	Tyco Flow Control International, Ltd., 3.15%, 9/15/2022 (a)	1,005,686
		5,792,674
	Media-Broadcasting—1.2%
1,000M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	1,385,289
1,000M	CBS Corp., 8.875%, 5/15/2019	1,342,168
1,500M	Comcast Corp., 5.15%, 3/1/2020	1,787,259
1,000M	Time Warner Cable, Inc., 6.2%, 7/1/2013	1,042,485
500M	Time Warner Entertainment Co., LP, 8.375%, 3/15/2023	705,749
		6,262,950
	Media-Diversified—.4%
1,000M	McGraw-Hill Cos., Inc., 5.9%, 11/15/2017	1,177,765
1,000M	Vivendi SA, 6.625%, 4/4/2018 (a)	1,166,780
		2,344,545
	Metals/Mining—1.7%
1,500M	Alcoa, Inc., 6.15%, 8/15/2020	1,657,957
1,500M	ArcelorMittal, 6.125%, 6/1/2018	1,491,934
1,500M	Newmont Mining Corp., 5.125%, 10/1/2019	1,713,791
1,500M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	1,600,973
1,500M	Vale Overseas, Ltd., 5.625%, 9/15/2019	1,695,027
1,000M	Xstrata Canada Financial Corp., 4.95%, 11/15/2021 (a)	1,073,358
		9,233,040

61

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2012

Principal
Amount	Security	Value
	Real Estate Investment Trusts—1.4%
$1,500M	Boston Properties, LP, 5.875%, 10/15/2019	$ 1,796,620
1,000M	Digital Realty Trust, LP, 5.25%, 3/15/2021	1,114,497
1,000M	HCP, Inc., 5.375%, 2/1/2021	1,142,769
1,000M	ProLogis, LP, 6.625%, 5/15/2018	1,196,255
1,000M	Simon Property Group, LP, 5.75%, 12/1/2015	1,131,972
1,000M	Ventas Realty, LP, 4.75%, 6/1/2021	1,100,953
		7,483,066
	Retail-General Merchandise—.5%
1,000M	GAP, Inc., 5.95%, 4/12/2021	1,115,805
1,000M	Home Depot, Inc., 5.875%, 12/16/2036	1,322,418
		2,438,223
	Telecommunications—.7%
1,000M	BellSouth Telecommunications, 6.375%, 6/1/2028	1,197,628
1,000M	GTE Corp., 6.84%, 4/15/2018	1,265,086
1,000M	Verizon Communications, Inc., 8.75%, 11/1/2018	1,397,909
		3,860,623
	Transportation—.4%
1,000M	Con-way, Inc., 7.25%, 1/15/2018	1,172,171
1,000M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	1,000,162
		2,172,333
	Utilities—2.0%
1,000M	Atmos Energy Corp., 8.5%, 3/15/2019	1,336,861
1,000M	Consolidated Edison Co. of New York, 7.125%, 12/1/2018	1,313,493
1,000M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	1,212,022
1,000M	Electricite de France SA, 6.5%, 1/26/2019 (a)	1,224,912
1,500M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	1,705,599
451M	Great River Energy Co., 5.829%, 7/1/2017 (a)	488,696
1,000M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	1,031,773
1,000M	Ohio Power Co., 5.375%, 10/1/2021	1,226,501
1,000M	Sempra Energy, 9.8%, 2/15/2019	1,411,842
		10,951,699
	Waste Management—.2%
1,000M	Republic Services, Inc., 3.8%, 5/15/2018	1,113,332
Total Value of Corporate Bonds (cost $130,858,289)		143,619,040

62

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—6.4%
	Fannie Mae—3.9%
$2,996M	3.5%, 8/1/2042 – 9/1/2042	$ 3,217,940
3,159M	4%, 12/1/2040 – 1/1/2042	3,409,368
2,203M	5%, 4/1/2040	2,485,339
6,129M	5.5%, 5/1/2033 – 10/1/2039	6,834,467
2,951M	6%, 5/1/2036 – 8/1/2037	3,283,560
1,116M	6.5%, 11/1/2033 – 6/1/2036	1,273,160
709M	7%, 3/1/2032 – 8/1/2032	837,730
		21,341,564
	Freddie Mac—1.5%
1,717M	4.5%, 10/1/2040	1,906,933
5,163M	5.5%, 5/1/2038 – 10/1/2039	5,719,257
352M	6%, 9/1/2032 – 6/1/2035	394,918
		8,021,108
	Government National Mortgage Association II
	Program—1.0%
1,000M	3.5%, 9/20/2042 (b)	1,095,670
4,007M	4.5%, 7/20/2041	4,435,374
		5,531,044
Total Value of Residential Mortgage-Backed Securities (cost $32,803,737)		34,893,716
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.8%
	Fannie Mae:
1,500M	2.5%, 5/15/2014	1,554,725
1,000M	0.875%, 10/26/2017	1,006,273
	Freddie Mac:
1,500M	5.125%, 10/18/2016	1,775,152
1,000M	1.25%, 5/12/2017	1,024,874
1,500M	5.125%, 11/17/2017	1,824,366
	Tennessee Valley Authority:
1,000M	4.375%, 6/15/2015	1,108,551
1,000M	4.5%, 4/1/2018	1,192,152
Total Value of U.S. Government Agency Obligations (cost $8,985,626)		9,486,093

63

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2012

Principal
Amount	Security	Value
	U.S. GOVERNMENT OBLIGATIONS—1.7%
$9,000M	U.S. Treasury Note, 1.375%, 12/31/2018 (cost $8,973,534)	$ 9,270,702
	MUNICIPAL BONDS—1.1%
1,000M	Louisiana State GO, 5%, 7/15/2024	1,260,000
1,000M	Minnesota State GO, 5%, 10/1/2020	1,278,090
1,000M	Mississippi State GO, 5%, 11/1/2021	1,273,020
1,000M	Pennsylvania State GO, 5%, 11/15/2022	1,261,000
1,000M	Port Authority of NY & NJ, 4.458%, 10/1/2062 (b)	1,003,900
Total Value of Municipal Bonds (cost $5,952,776)		6,076,010
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—3.7%
	U.S. Treasury Bills:
1,500M	0.061%, 10/4/2012	1,499,992
6,000M	0.067%, 10/18/2012	5,999,810
2,500M	0.06%, 11/15/2012	2,499,813
4,000M	0.07%, 11/29/2012	3,999,541
2,000M	0.086%, 11/29/2012	1,999,718
4,000M	0.05%, 12/13/2012	3,999,594
Total Value of Short-Term U.S. Government Obligations (cost $19,998,468)		19,998,468
Total Value of Investments (cost $439,677,517)	99.6%	540,294,362
Other Assets, Less Liabilities	.4	2,127,836
Net Assets	100.0%	$ 542,422,198

* Non-income producing

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 4).

(b) A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

64

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$316,950,333	$—	$—	$316,950,333
Corporate Bonds	—	143,619,040	—	143,619,040
Residential Mortgage-Backed
Securities	—	34,893,716	—	34,893,716
U.S. Government Agency
Obligations	—	9,486,093	—	9,486,093
U.S. Government Obligations	—	9,270,702	—	9,270,702
Municipal Bonds	—	6,076,010	—	6,076,010
Short-Term U.S. Government
Obligations	—	19,998,468	—	19,998,468
Total Investments in Securities*	$316,950,333	$223,344,029	$—	$540,294,362

*	The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	65

Portfolio Manager’s Letter
EQUITY INCOME FUND*

Dear Investor:

This is the annual report for the First Investors Equity Income Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 25.4% for Class A shares and 24.6% for Class B shares, including dividends of 9.8 cents per share on Class A shares and 4.6 cents per share on Class B shares.

The markets have had a tremendous rally over the past year. In fact, we are not far from all-time highs. Global monetary easing has helped risked-based assets move higher. The Federal Reserve’s (the Fed’s) policy of continued quantitative easing and the lowering of interest rates have forced investors to seek out higher returns and one of the beneficiaries has been the equity markets. Companies have taken advantage of these favorable interest rates by borrowing money and putting that cash to work in various forms. We have seen record numbers of dividends paid out this year. Special dividends have become a more common event. Companies have borrowed money to make acquisitions to enhance product lines or increase market positions. Share buybacks, while not a record number, are still very healthy and remain an effective use of company cash. Many of the investments in the Fund have benefited from these types of corporate actions.

The Fund’s performance was attributable to positive stock selection in the industrials, financials and consumer staples sectors. In industrials, getting smaller proved to be a winner for one of the Fund’s core holdings, Tyco International, which split into three separate companies this year and the stock’s performance can be attributed to the higher valuation assigned to each separate company in the marketplace. ADT, the security monitoring company, was spun out to shareholders. Tyco’s pump and valve business merged with Pentair. The remainder of Tyco will focus on commercial fire and security.

The Fund increased its commitment to TAL International, which leases freight shipping containers. The company has benefited from strong pricing due to the continued tight global supply of containers. TAL is one of the highest-yielding stocks in the portfolio and offers an avenue of future growth — having purchased an increasing number of containers, thus leveraging their earnings power.

In financials, the Fund benefited from Protective Life’s ability to improve their return on equity by organically growing their business and getting better pricing. They have also bought back their stock, all while paying out an attractive dividend. M&T Bank has been one of the rare banks that have been able to grow their business, while maintaining their margins. Mortgage banking has been strong, while consumers look to refinance at record low rates. M&T’s credit quality has been outstanding and recent acquisitions should drive earnings even higher.

In consumer staples, the Fund benefited from strong stock selection in large-cap, high dividend-paying stocks. Wal-Mart has been able to drive growth with their value proposition and improved store execution. Wal-Mart’s low prices resonate well with consumers looking to save in this tough economy. Kimberly-Clark, the high yielding personal care company, has been growing their business in the emerging markets. With the growth of a new middle class in the emerging-market economies, more people can afford everyday products that we may take for granted here. Kimberly-Clark has kept costs in line and has used their excess cash flow to buy back stock to support their dividend. Kraft, the iconic food company, has spun out their high growth snack business that focused on emerging markets. The remaining high-yielding consumer packaging company will be focused on the mature North American grocery market. Kraft felt that these two distinct divisions would receive higher valuation from the marketplace if they were separated.

On a relative basis, the Fund outperformed in such sectors as staples, industrials and materials. Outperformance in staples and industrials can be attributed to the stocks already mentioned. In

66

materials, the Fund seeks high-yielding basic material companies that can leverage earnings power and grow their free cash flow, which can be returned to shareholders in the form of stock buybacks or higher dividends. In LyondellBasell, we got both. The chemical and polymer maker has seen a strong rebound in automotive and consumer packaging. They have also benefited from a reduction in the price of natural gas liquids, a major manufacturing cost, and thus improved their margins. For a company that was in bankruptcy just a few years ago, it is now solidly in the black and using their cash to pay higher dividends and buy back stock. In Glatfelter, a small-cap manufacturer of specialty paper and air-laid fabrics essential for making tea bag paper and coffee pouches, have benefited from the rising popularity of the single-serve K-cup coffee market. The company instituted a new share buyback program and supports a good dividend.

The Fund’s underperformance relative to its benchmark comes from high dividend-paying stocks being somewhat out of favor this year. The Fund looks to invest primarily in equities that offer its shareholders high dividend income on top of absolute return. Higher yielding stocks tend to be more mature, slower growing companies that can be defensive in nature. The S&P 500 Index has more stocks that do not pay a dividend and offer much higher growth opportunities that tend to outperform in rising markets like we saw this past year.

Despite the Fund’s strong performance in financials, it did underperform on a relative basis due to our underweighting of the sector. The Fund tends to invest in high quality financial stocks with solid balance sheets and potential catalysts that may unlock value. The continued quantitative easing by the Fed has led to strong gains in lower quality financial companies that do not fit the Fund’s investment criteria. This may have hurt relative performance in the short run, but over time, we think it is prudent to remain invested in only the highest quality financial institutions.

In technology, the Fund was hurt by poor stock selection in a few companies, as well the S&P 500 Index overweighting Apple, which has the highest weighting for the Index at over 400 basis points. The Fund underperformed on a relative basis because of the outsized position the Index owned. Apple’s decision to pay a dividend now makes it a better fit for the Fund’s investment criteria. The Fund’s investment in Hewlett-Packard detracted from relative performance. Despite the low valuation and high dividend yield, Hewlett-Packard has been hurt by high employee turnover from the CEO on down. They have not been able to keep a consistent vision for the company and are now faced with deteriorating trends in computers and printing. New management has laid out plans to cut costs and release innovative new products that will hopefully right the ship.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

* First Investors changed the name of the Value Fund to the Equity Income Fund on September 4, 2012.

67

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,017.29	$6.71
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.35	$6.71
Expense Example – Class B Shares
Actual	$1,000.00	$1,014.03	$10.22
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.85	$10.23

*	Expenses are equal to the annualized expense ratio of 1.33% for Class A shares and 2.03% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total market value of investments.

68

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Equity Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Equity Income Fund (Class A shares) beginning 9/30/02 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

69

Portfolio of Investments
EQUITY INCOME FUND
September 30, 2012

Shares		Security	Value
		COMMON STOCKS—94.2%
		Consumer Discretionary—9.0%
103,000		Comcast Corporation – Special Shares “A”	$ 3,584,400
72,500		Dana Holding Corporation	891,750
107,500	*	Delphi Automotive, PLC	3,332,500
32,900		Genuine Parts Company	2,007,887
64,300		Home Depot, Inc.	3,881,791
104,500		Lowe’s Companies, Inc.	3,160,080
23,600		McDonald’s Corporation	2,165,300
197,500		Newell Rubbermaid, Inc.	3,770,275
42,900		Omnicom Group, Inc.	2,211,924
53,400		Regal Entertainment Group – Class “A”	751,338
95,000		Staples, Inc.	1,094,400
38,400		Target Corporation	2,437,248
64,633		Time Warner, Inc.	2,929,814
69,400		Walt Disney Company	3,628,232
			35,846,939
		Consumer Staples—12.9%
155,000		Altria Group, Inc.	5,175,450
54,300		Avon Products, Inc.	866,085
13,800		Beam, Inc.	794,052
109,200		Coca-Cola Company	4,141,956
58,000		ConAgra Foods, Inc.	1,600,220
101,700		CVS Caremark Corporation	4,924,314
45,000		Dr. Pepper Snapple Group, Inc.	2,003,850
39,300		H.J. Heinz Company	2,198,835
70,800		Kimberly-Clark Corporation	6,073,224
99,200		Kraft Foods, Inc. – Class “A”	4,101,920
20,000		Nu Skin Enterprises, Inc. – Class “A”	776,600
38,413		PepsiCo, Inc.	2,718,488
54,800		Philip Morris International, Inc.	4,928,712
60,000	*	Prestige Brands Holdings, Inc.	1,017,600
55,400		Procter & Gamble Company	3,842,544
146,300		Roundy’s, Inc.	885,115
70,900		Wal-Mart Stores, Inc.	5,232,420
			51,281,385

70

Shares	Security	Value
	Energy—11.1%
76,900	Chevron Corporation	$ 8,963,464
86,500	ConocoPhillips	4,946,070
44,600	Devon Energy Corporation	2,698,300
50,000	Ensco, PLC – Class “A”	2,728,000
82,400	ExxonMobil Corporation	7,535,480
69,600	Marathon Oil Corporation	2,058,072
42,200	Marathon Petroleum Corporation	2,303,698
13,300	National Oilwell Varco, Inc.	1,065,463
39,500	Occidental Petroleum Corporation	3,399,370
80,500	Royal Dutch Shell, PLC – Class “A” (ADR)	5,587,505
28,000	Seadrill, Ltd.	1,098,160
39,400	Tidewater, Inc.	1,912,082
		44,295,664
	Financials—10.9%
37,600	ACE, Ltd.	2,842,560
21,300	Ameriprise Financial, Inc.	1,207,497
98,000	Berkshire Hills Bancorp, Inc.	2,242,240
22,856	Chubb Corporation	1,743,456
150,600	FirstMerit Corporation	2,218,338
39,600	Invesco, Ltd.	989,604
20,000	iShares S&P U.S. Preferred Stock Index Fund	797,200
157,800	JPMorgan Chase & Company	6,387,744
39,500	M&T Bank Corporation	3,758,820
33,100	MetLife, Inc.	1,140,626
59,700	New York Community Bancorp, Inc.	845,352
73,100	People’s United Financial, Inc.	887,434
37,900	PNC Financial Services Group, Inc.	2,391,490
56,500	Protective Life Corporation	1,480,865
102,300	Select Income REIT (REIT)	2,518,626
55,100	Tompkins Financial Corporation	2,232,652
32,800	Travelers Companies, Inc.	2,238,928
23,300	U.S. Bancorp	799,190
168,500	Wells Fargo & Company	5,818,305
130,500	Westfield Financial, Inc.	977,445
		43,518,372

71

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2012

Shares		Security	Value
		Health Care—13.1%
86,100		Abbott Laboratories	$ 5,903,016
59,600		Baxter International, Inc.	3,591,496
23,500		Becton, Dickinson & Company	1,846,160
65,000		Covidien, PLC	3,862,300
62,400		GlaxoSmithKline, PLC (ADR)	2,885,376
113,900		Johnson & Johnson	7,848,849
190,211		Merck & Company, Inc.	8,578,516
69,000		Novartis AG (ADR)	4,226,940
16,150	*	Par Pharmaceutical Companies, Inc.	807,177
351,300		Pfizer, Inc.	8,729,805
35,000		UnitedHealth Group, Inc.	1,939,350
161,500		Warner Chilcott, PLC – Class “A”	2,180,250
			52,399,235
		Industrials—12.3%
38,600		3M Company	3,567,412
10,000	*	ADT Corporation (a)	360,000
50,700		Dover Corporation	3,016,143
25,000		Dun & Bradstreet Corporation	1,990,500
55,000		Eaton Corporation	2,599,300
19,800	*	Esterline Technologies Corporation	1,111,572
43,000		Generac Holdings, Inc.	984,270
27,800		General Dynamics Corporation	1,838,136
293,600		General Electric Company	6,667,656
71,900		Honeywell International, Inc.	4,296,025
140,450		ITT Corporation	2,830,068
41,800	*	Mobile Mini, Inc.	698,478
83,700		TAL International Group, Inc.	2,844,126
62,000		Textainer Group Holdings, Ltd.	1,894,100
56,500		Triumph Group, Inc.	3,532,945
89,075		Tyco International, Ltd.	5,011,359
24,200		United Parcel Service, Inc. – Class “B”	1,731,994
40,000		United Technologies Corporation	3,131,600
44,100		Xylem, Inc.	1,109,115
			49,214,799
		Information Technology—9.3%
39,100		Automatic Data Processing, Inc.	2,293,606
224,400		Cisco Systems, Inc.	4,283,796
65,000		Hewlett-Packard Company	1,108,900
224,700		Intel Corporation	5,096,196

72

Shares	Security	Value
	Information Technology (continued)
228,700	Intersil Corporation – Class “A”	$ 2,001,125
48,700	Maxim Integrated Products, Inc.	1,296,394
270,000	Microsoft Corporation	8,040,600
64,800	Molex, Inc.	1,702,944
50,000	Oracle Corporation	1,574,500
52,800	QUALCOMM, Inc.	3,299,472
94,200	TE Connectivity, Ltd.	3,203,742
36,400	Texas Instruments, Inc.	1,002,820
127,900	Western Union Company	2,330,338
		37,234,433
	Materials—5.4%
87,800	Bemis Company, Inc.	2,763,066
15,100	Compass Minerals International, Inc.	1,126,309
81,900	Dow Chemical Company	2,371,824
62,600	DuPont (E.I.) de Nemours & Company	3,146,902
55,000	Freeport-McMoRan Copper & Gold, Inc.	2,176,900
119,000	Glatfelter	2,119,390
87,500	International Paper Company	3,178,000
31,700	LyondellBasell Industries NV – Class “A”	1,637,622
15,500	Rock-Tenn Company – Class “A”	1,118,790
59,100	Sonoco Products Company	1,831,509
		21,470,312
	Telecommunication Services—5.5%
238,230	AT&T, Inc.	8,981,271
148,745	CenturyLink, Inc.	6,009,298
150,500	Verizon Communications, Inc.	6,858,285
		21,848,854
	Utilities—4.7%
89,500	American Electric Power Company, Inc.	3,932,630
50,100	NextEra Energy, Inc.	3,523,533
120,900	NiSource, Inc.	3,080,532
112,600	Portland General Electric Company	3,044,704
75,000	PPL Corporation	2,178,750
106,400	Vectren Corporation	3,043,040
		18,803,189
Total Value of Common Stocks (cost $306,336,229)		375,913,182

73

Portfolio of Investments (continued)
EQUITY INCOME FUND
September 30, 2012

Principal
Amount	Security		Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—5.8%
	U.S. Treasury Bills:
$3,000M	0.08%, 10/4/2012		$ 2,999,980
5,000M	0.075%, 10/11/2012		4,999,896
9,000M	0.067%, 10/18/2012		8,999,715
1,000M	0.085%, 10/18/2012		999,960
3,000M	0.07%, 11/29/2012		2,999,656
2,000M	0.086%, 11/29/2012		1,999,718
Total Value of Short-Term U.S. Government Obligations (cost $22,998,925)			22,998,925
Total Value of Investments (cost $329,335,154)		100.0%	398,912,107
Other Assets, Less Liabilities		.0	28,654
Net Assets		100.0%	$ 398,940,761

* Non-income producing

(a) A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

Summary of Abbreviations:
ADR American Depositary Receipts
REIT Real Estate Investment Trust

74

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$375,913,182	$—	$—	$375,913,182
Short-Term U.S. Government
Obligations	—	22,998,925	—	22,998,925
Total Investments in Securities*	$375,913,182	$22,998,925	$—	$398,912,107

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	75

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 31.6% for Class A shares and 30.7% for Class B shares, including dividends of 14.4 cents per share on Class A shares and 5.0 cents per share on Class B shares.

The Fund had a good year both in terms of absolute performance and relative performance to the S&P 500 Index. Overall, equities performed well during the reporting period, aided by strong corporate earnings, a greater emphasis on dividend-paying stocks, and overall positive, but uneven, economic growth. Businesses benefited from the increase in demand, and cost cuts. Companies generated strong cash flow, but preferred to increase dividends and share repurchases to any major capital investments, until a clearer picture of the future was attained. This favored the Fund’s dividend-focused equity strategy.

The Fund’s performance was attributable to positive stock selection in the industrials, consumer discretionary and technology sectors. In industrials, the Fund benefited from strong stock selection and an overweighted allocation to the sector. Several investments were key to performance. TAL International, a leasor of intermodal freight containers, benefited from strong pricing due to the continued tight global supply of containers. Tyco International split into three separate companies this year and the stock’s performance can be attributed to the higher valuation assigned to each separate company by the marketplace. Snap-on, the professional toolmaker, continues to reap the gains of a rebounding U.S. auto sector and the expansion of their products into emerging markets. Armstrong World Industries, a domestic manufacturer of floors and ceilings, paid a large special dividend to shareholders this year; their second such dividend in the last two years. The company took advantage of their ability to generate strong free cash flow and favorable debt markets to return excess cash to shareholders.

In consumer discretionary, the Fund’s top performers all had the common theme of returning excess cash to shareholders. Wyndham Worldwide, a hospitality company that manages hotels, rents vacation properties and sells timeshares has prospered from their ability to get higher pricing. The company generates a tremendous amount of free cash flow that they have been using to buy back stock, increase the dividend and grow the company through acquisitions. Pier 1 Imports is bearing the fruits of their successful turnaround in their merchandise and store layouts. Management has improved the products, lowered costs, increased margins and improved sales at individual store levels. This has led to an increase in cash flow, which the company has used to aggressively buy back stock and restart their dividend. The return of CBS to prominence in television ratings has led to higher returns in their stock price, which CBS has translated into new ways for the company to monetize assets. They have opened new revenue streams by reselling their content to Internet subscription services like Netflix and Amazon. The strong ratings also led to strong pricing in both syndication and for international buyers of their content. They have used their cash flow to buy back stock and raise their dividend.

In technology, Apple has been one of the best performing stocks. Their innovative products in both iPhones and tablet computers have propelled the company’s earnings. New growth opportunities have opened up overseas, as the company is truly a worldwide phenomenon. IBM, the Fund’s largest position, continues to execute on their ability to provide service and data needs to all types of companies anywhere in the world.

76

In health care, relative outperformance can be attributed to good stock selection and the takeover of Par Pharmaceuticals, a generic drug manufacturer. Private equity firms recognized the value we saw in the upcoming launches of Par’s new products and the positive regulatory environment. Additionally, our investment in Watson Pharmaceuticals, now the third largest generic drug manufacturer, benefited from a recent acquisition of Actavis, the Iceland-based generic pharmaceutical company, that will greatly improve the bottom line through the launch of numerous new products and cost savings programs. The Fund also had strong relative performance in LyondellBasell, the chemical and polymer maker that has seen a strong rebound in the industries that use their products, such as automotive and packaging. They have also benefited from a reduction in the price of natural gas, which is a major component in their product manufacturing. For a company that came out of bankruptcy a few years ago, it is now producing record amounts of cash and is using that cash to pay higher dividends and buy back stock.

On a relative basis the Fund performed well, beating its benchmark. It did underperform the S&P 500 Index in two sectors, financials and technology. In technology, the Fund was hurt by its relative underweighting in Apple; this despite being the largest position in the portfolio. The Fund’s underweight allocation to financials also detracted from relative performance, which tends to invest in high quality financial stocks with solid balance sheets and apparent catalysts. The continued quantitative easing by the Federal Reserve has led to strong gains in lower quality financial companies that do not fit the Fund’s investment criteria. The quantitative easing has lowered bond yields and this, in turn, has also lowered the profit margin for banks. With seemingly no end to quantitative easing, and increased cost from more regulation as the result of the upcoming Dodd Frank rules, banking profits will be harder to come by in the future.

The Fund maintained a diverse market capitalization allocation, ending the fiscal year with 69% large cap, 13% mid cap and 18% small cap, according to Lipper’s market capitalization ranges. This is consistent with the Fund’s long-term strategy. The Fund benefited from solid, broad-based strength across all size categories. Mid- and small-cap stocks performed exceptionally well and helped contribute to overall outperformance this past year.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

77

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,016.39	$6.45
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.60	$6.46
Expense Example – Class B Shares
Actual	$1,000.00	$1,012.30	$9.96
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.10	$9.97

*	Expenses are equal to the annualized expense ratio of 1.28% for Class A shares and 1.98% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total market value of investments.

78

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/02 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

79

Portfolio of Investments
GROWTH & INCOME FUND
September 30, 2012

Shares		Security	Value
		COMMON STOCKS—99.6%
		Consumer Discretionary—13.7%
350,000		Allison Transmission Holdings, Inc.	$ 7,042,000
385,000		Best Buy Company, Inc.	6,618,150
145,000	*	BorgWarner, Inc.	10,020,950
497,000		CBS Corporation – Class “B”	18,056,010
51,500		CEC Entertainment, Inc.	1,551,180
70,000		Coach, Inc.	3,921,400
600,000		Dana Holding Corporation	7,380,000
260,000	*	Delphi Automotive, PLC	8,060,000
85,000		GNC Holdings, Inc. – Class “A”	3,312,450
200,000		Home Depot, Inc.	12,074,000
315,000		Limited Brands, Inc.	15,516,900
171,100		Lowe’s Companies, Inc.	5,174,064
114,100		McDonald’s Corporation	10,468,675
525,000		Newell Rubbermaid, Inc.	10,022,250
400,000		Pier 1 Imports, Inc.	7,496,000
355,000		Staples, Inc.	4,089,600
150,000	*	Steiner Leisure, Ltd.	6,982,500
631,800		Stewart Enterprises, Inc. – Class “A”	5,303,961
110,000	*	TRW Automotive Holdings Corporation	4,808,100
64,700		Tupperware Brands Corporation	3,467,273
160,000		Walt Disney Company	8,364,800
230,000		Wyndham Worldwide Corporation	12,070,400
			171,800,663
		Consumer Staples—9.3%
420,000		Altria Group, Inc.	14,023,800
337,800		Avon Products, Inc.	5,387,910
432,600		Coca-Cola Company	16,408,518
285,000		CVS Caremark Corporation	13,799,700
45,000		McCormick & Company, Inc.	2,791,800
200,000		Nu Skin Enterprises, Inc. – Class “A”	7,766,000
126,000		PepsiCo, Inc.	8,917,020
275,000		Philip Morris International, Inc.	24,733,500
135,562		Procter & Gamble Company	9,402,580
175,000		Wal-Mart Stores, Inc.	12,915,000
			116,145,828

80

Shares		Security	Value
		Energy—10.8%
138,000		Anadarko Petroleum Corporation	$ 9,648,960
144,800		Chevron Corporation	16,877,888
230,000		ConocoPhillips	13,151,400
51,500		Devon Energy Corporation	3,115,750
145,000		Ensco, PLC – Class “A”	7,911,200
240,490		ExxonMobil Corporation	21,992,810
31,700		Hess Corporation	1,702,924
6,920		Hugoton Royalty Trust	45,603
348,019		Marathon Oil Corporation	10,290,922
142,510		Marathon Petroleum Corporation	7,779,593
132,500		National Oilwell Varco, Inc.	10,614,575
307,500	*	Noble Corporation	11,002,350
115,000		Phillips 66	5,332,550
60,000		Sasol, Ltd. (ADR)	2,674,800
48,300		Schlumberger, Ltd.	3,493,539
302,900		Suncor Energy, Inc.	9,950,265
			135,585,129
		Financials—10.1%
230,000		American Express Company	13,077,800
195,000		Ameriprise Financial, Inc.	11,054,550
335,000		Brookline Bancorp, Inc.	2,954,700
170,000		Discover Financial Services	6,754,100
100,000		Financial Select Sector SPDR Fund (ETF)	1,560,000
290,000		FirstMerit Corporation	4,271,700
130,000		Invesco, Ltd.	3,248,700
396,730		JPMorgan Chase & Company	16,059,630
125,000		M&T Bank Corporation	11,895,000
120,000		MetLife, Inc.	4,135,200
100,000		Morgan Stanley	1,674,000
450,000		New York Community Bancorp, Inc.	6,372,000
165,000		PNC Financial Services Group, Inc.	10,411,500
100,000		SPDR S&P Regional Banking (ETF)	2,864,000
357,666	*	Sunstone Hotel Investors, Inc. (REIT)	3,934,326
355,000		U.S. Bancorp	12,176,500
273,800		Urstadt Biddle Properties – Class “A” (REIT)	5,538,974
237,050		Wells Fargo & Company	8,185,337
			126,168,017

81

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2012

Shares		Security	Value
		Health Care—12.9%
291,600		Abbott Laboratories	$ 19,992,096
100,000		Baxter International, Inc.	6,026,000
117,500		Covidien, PLC	6,981,850
180,000	*	Express Scripts Holding Company	11,280,600
200,900	*	Gilead Sciences, Inc.	13,325,697
270,625		Johnson & Johnson	18,648,769
60,000		McKesson Corporation	5,161,800
303,300		Merck & Company, Inc.	13,678,830
125,000	*	Par Pharmaceutical Companies, Inc.	6,247,500
853,453		Pfizer, Inc.	21,208,307
244,800		Thermo Fisher Scientific, Inc.	14,401,584
200,000		UnitedHealth Group, Inc.	11,082,000
175,000		Warner Chilcott, PLC – Class “A”	2,362,500
135,000	*	Watson Pharmaceuticals, Inc.	11,496,600
			161,894,133
		Industrials—16.4%
200,000		3M Company	18,484,000
280,000		Altra Holdings, Inc.	5,096,000
175,000		Armstrong World Industries, Inc.	8,114,750
107,000		Caterpillar, Inc.	9,206,280
120,000		Chicago Bridge & Iron Company NV – NY Shares	4,570,800
90,000		Dun & Bradstreet Corporation	7,165,800
140,000	*	Esterline Technologies Corporation	7,859,600
200,000		Generac Holdings, Inc.	4,578,000
385,000		General Electric Company	8,743,350
209,700		Honeywell International, Inc.	12,529,575
179,475		IDEX Corporation	7,496,671
350,000		ITT Corporation	7,052,500
45,000		Lockheed Martin Corporation	4,202,100
168,210	*	Mobile Mini, Inc.	2,810,789
30,000		Northrop Grumman Corporation	1,992,900
105,000		Parker Hannifin Corporation	8,775,900
135,000	*	Pentair, Inc.	6,008,850
72,500		Raytheon Company	4,144,100
100,000		Snap-on, Inc.	7,187,000
525,000		TAL International Group, Inc.	17,839,500
370,000		Textainer Group Holdings, Ltd.	11,303,500
100,000		Triumph Group, Inc.	6,253,000

82

Shares		Security	Value
		Industrials (continued)
372,475		Tyco International, Ltd.	$ 20,955,444
154,700		United Technologies Corporation	12,111,463
68,300		Xylem, Inc.	1,717,745
			206,199,617
		Information Technology—19.7%
41,500		Apple, Inc.	27,691,290
325,000	*	Arris Group, Inc.	4,156,750
180,000		Avago Technologies, Ltd.	6,275,700
95,000	*	CACI International, Inc. – Class “A”	4,920,050
675,000		Cisco Systems, Inc.	12,885,750
100,000	*	eBay, Inc.	4,841,000
600,000	*	EMC Corporation	16,362,000
321,300		Hewlett-Packard Company	5,481,378
583,775		Intel Corporation	13,240,017
151,425		International Business Machines Corporation	31,413,116
500,000		Intersil Corporation – Class “A”	4,375,000
876,345		Microsoft Corporation	26,097,554
422,000	*	NCR Corporation	9,836,820
240,000	*	NeuStar, Inc. – Class “A”	9,607,200
350,000		Oracle Corporation	11,021,500
160,000	*	Parametric Technology Corporation	3,488,000
297,970		QUALCOMM, Inc.	18,620,145
380,200	*	Symantec Corporation	6,843,600
275,000		TE Connectivity, Ltd.	9,352,750
560,000		Western Union Company	10,203,200
605,000	*	Yahoo!, Inc.	9,664,875
			246,377,695
		Materials—3.8%
156,900		Celanese Corporation – Series “A”	5,948,079
250,000		Freeport-McMoRan Copper & Gold, Inc.	9,895,000
315,000		International Paper Company	11,440,800
275,000		Kronos Worldwide, Inc.	4,108,500
130,000		LyondellBasell Industries NV – Class “A”	6,715,800
40,000		Praxair, Inc.	4,155,200
19,500		Rock-Tenn Company – Class “A”	1,407,510
135,000		RPM International, Inc.	3,852,900
			47,523,789

83

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2012

Shares	Security		Value
	Telecommunication Services—2.8%
435,300	AT&T, Inc.		$ 16,410,810
396,400	Verizon Communications, Inc.		18,063,948
			34,474,758
	Utilities—.1%
50,000	Atmos Energy Corporation		1,789,500
Total Value of Common Stocks (cost $944,054,832)		99.6%	1,247,959,129
Other Assets, Less Liabilities		.4	5,030,972
Net Assets		100.0%	$ 1,252,990,101

*	Non-income producing

Summary of Abbreviations:
ADR American Depositary Receipts
ETF Exchange Traded Fund
REIT Real Estate Investment Trust

84

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,247,959,129	$—	$—	$1,247,959,129

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	85

Portfolio Managers’ Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 22.9% for Class A shares and 22.0% for Class B shares, including dividends of 1.6 cents per share on Class A shares and 0.7 cents on Class B shares.

Global equities rose during the period, as markets looked past lingering uncertainty regarding Eurozone sovereign debt, focusing instead on improved economic data and strong corporate earnings news. The Greek debt-restructuring deal added to investors’ optimism, helping to offset heightened geopolitical risks, a sharp rise in oil prices and fears of a slowdown in China.

Within the MSCI All Country World Index, all ten sectors posted positive returns. Health care (+26.8%), information technology (+26.4%) and consumer discretionary (+24.5%) led the Index, while the utilities (+6.1%) and materials (+11.1%) sectors posted more modest gains. On a regional basis, North America (+28.6%) and Asia ex Japan (+25.1%) outperformed, with positive returns broad based across the regions, while Japan lagged (–1.6%).

The Fund’s relative outperformance was primarily due to strong security selection in the information technology, industrials and financials sectors, which more than offset weaker stock selection in health care. Sector allocation, a result of our bottom-up stock selection process, detracted modestly from relative returns, primarily due to small cash allocation in a strong performing market. On a regional basis, strong security selection within the U.S., Europe ex UK and Japan, more than offset weaker selection within the UK and Asia ex Japan. Underweight exposure to weaker performing Japan and Emerging Markets also contributed to positive relative returns.

Top contributors to relative performance during the period included Flowserve Corporation, a provider of flow control products and services for the global infrastructure markets; WESCO International, a multinational electronics distribution and services company; and Continental AG, a German automotive industry supplier. Information technology positions in Apple and Google were among the top contributors to absolute returns during the period.

The largest detractors from relative performance during the period included LIXIL Group, a Japanese building products company; ITT Educational Services, a provider of postsecondary degree programs in the U.S. and Joy Global, a mining equipment manufacturer. Tempur-Pedic International was among the largest detractors from absolute returns.

86

At the end of the period, individual stock selection resulted in overweights relative to the benchmark in the industrials, information technology and health care sectors. The materials, financials and telecommunication services sectors were the Fund’s largest underweights. The Fund utilized currency forwards for defensive purposes during the period. The currency forwards had a slight negative impact on relative returns.

Thank you for placing your trust in the First Investors Global Fund. As always, we appreciate the opportunity to serve your investment needs.

87

Fund Expenses (unaudited)
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$994.14	$8.43
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.55	$8.52
Expense Example – Class B Shares
Actual	$1,000.00	$989.87	$11.89
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,013.05	$12.03

*	Expenses are equal to the annualized expense ratio of 1.69% for Class A shares and 2.39% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total market value of investments.

88

Cumulative Performance Information (unaudited)
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Index.

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/02 with a theoretical investment in the MSCI All Country World Index (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging market country indices. The Index consists of 45 country indices including 24 developed and 21 emerging market country indices. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 15.76%, (3.44%) and 6.91%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 17.97%, (3.31%) and 6.88%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

89

Portfolio of Investments
GLOBAL FUND
September 30, 2012

Shares		Security	Value
		COMMON STOCKS—97.6%
		United States—48.8%
7,500		Accenture, PLC – Class “A”	$ 525,225
85,665		Aflac, Inc.	4,101,640
27,300		Altria Group, Inc.	911,547
14,715		Ameriprise Financial, Inc.	834,193
38,330		Amgen, Inc.	3,231,986
27,010		Anadarko Petroleum Corporation	1,888,539
21,960		Analog Devices, Inc.	860,612
11,770		Apple, Inc.	7,853,650
14,300	*	Arrow Electronics, Inc.	482,053
55,000		Assured Guaranty, Ltd.	749,100
93,680		AT&T, Inc.	3,531,736
17,600	*	Bed Bath & Beyond, Inc.	1,108,800
8,935		BlackRock, Inc.	1,593,110
10,050		Boeing Company	699,681
9,600	*	Cameron International Corporation	538,272
25,715		Cardinal Health, Inc.	1,002,114
31,200		Carnival Corporation	1,136,928
43,845		CBS Corporation – Class “B”	1,592,889
26,700	*	Check Point Software Technologies, Ltd.	1,285,872
9,985		Chevron Corporation	1,163,852
22,925		Cigna Corporation	1,081,372
159,980		Cisco Systems, Inc.	3,054,018
71,100		Citigroup, Inc.	2,326,392
27,135		Comcast Corporation – Class “A”	970,619
37,300		CVS Caremark Corporation	1,806,066
88,400		D.R. Horton, Inc.	1,824,576
7,900		Deere & Company	651,671
35,915		Discover Financial Services	1,426,903
22,850	*	Dollar General Corporation	1,177,689
41,455		Eaton Corporation	1,959,163
41,820	*	eBay, Inc.	2,024,506
56,490		Eli Lilly & Company	2,678,191
119,425	*	EMC Corporation	3,256,720
15,300		Ensco, PLC – Class “A”	834,768
24,357		Essilor International SA	2,283,410
8,600	*	Express Scripts Holding Company	538,962
18,000	*	Express, Inc.	266,760
66,325		ExxonMobil Corporation	6,065,421
12,280		Flowserve Corporation	1,568,647
127,100		General Electric Company	2,886,441
2,100		Global Payments, Inc.	87,843

90

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2012

Shares		Security	Value
		United States (continued)
5,310	*	Google, Inc. – Class “A”	$ 4,006,395
33,400	*	Green Mountain Coffee Roasters, Inc.	793,250
15,000		Herbalife, Ltd.	711,000
6,300		Home Depot, Inc.	380,331
13,120		Honeywell International, Inc.	783,920
11,570		IAC/InterActiveCorp	602,334
4,300		International Business Machines Corporation	892,035
21,104	*	ITT Educational Services, Inc.	680,182
7,565		Johnson & Johnson	521,304
33,570		Joy Global, Inc.	1,881,934
104,885		JPMorgan Chase & Company	4,245,745
31,475	*	Juniper Networks, Inc.	538,537
39,400		Las Vegas Sands Corp.	1,826,978
84,250		Lowe’s Companies, Inc.	2,547,720
9,000		Manpower, Inc.	331,200
23,720		Mattel, Inc.	841,586
1,300		McDonald’s Corporation	119,275
92,315		Merck & Company, Inc.	4,163,407
142,440		Microsoft Corporation	4,241,863
5,200		National Oilwell Varco, Inc.	416,572
4,700	*	NetApp, Inc.	154,536
18,820		NextEra Energy, Inc.	1,323,611
76,915	*	Noble Corporation	2,752,019
10,050		Nordstrom, Inc.	554,559
83,400		Oracle Corporation	2,626,266
38,840		PepsiCo, Inc.	2,748,707
32,620		Philip Morris International, Inc.	2,933,843
4,375		PNC Financial Services Group, Inc.	276,063
32,555		Procter & Gamble Company	2,258,015
36,390		QUALCOMM, Inc.	2,274,011
7,000		Ross Stores, Inc.	452,200
48,280		St. Jude Medical, Inc.	2,034,036
24,640		Starbucks Corporation	1,250,480
10,540		Starwood Hotels & Resorts Worldwide, Inc.	610,898
18,555		United Parcel Service, Inc. – Class “B”	1,327,981
25,500		UnitedHealth Group, Inc.	1,412,955
28,100		Waddell & Reed Financial, Inc. – Class “A”	920,837
37,360		Walgreen Company	1,361,398
22,200		Wal-Mart Stores, Inc.	1,638,360
8,500		Walt Disney Company	444,380
69,925		Wells Fargo & Company	2,414,510

91

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2012

Shares		Security	Value
		United States (continued)
22,350	*	WESCO International, Inc.	$ 1,278,420
72,025		Western Union Company	1,312,296
35,900	*	Whiting Petroleum Corporation	1,700,942
			140,448,828
		United Kingdom—8.3%
32,260		AstraZeneca, PLC	1,539,366
24,500		AstraZeneca, PLC (ADR)	1,172,570
142,252		BG Group, PLC	2,871,365
460,810		BP, PLC	3,248,075
44,195		BP, PLC (ADR)	1,872,100
53,686		British American Tobacco, PLC	2,756,385
51,764		Imperial Tobacco Group, PLC	1,915,854
292,448		National Grid, PLC	3,225,443
13,900		National Grid, PLC (ADR)	769,504
151,516		Rexam, PLC	1,064,064
15,948		Rio Tinto, PLC	742,971
200,369	*	Rolls-Royce Holdings, PLC	2,727,584
			23,905,281
		France—7.0%
20,515		Accor SA	685,021
28,154		Air Liquide SA	3,493,443
182,240		AXA SA	2,717,306
18,686		BNP Paribas SA	888,985
10,904		Bureau Veritas SA	1,121,121
48,112		Danone SA	2,965,452
23,687		Pernod Ricard SA	2,660,635
46,207		Rexel SA	930,917
40,096		Safran SA	1,443,570
16,681		Unibail-Rodamco	3,328,474
			20,234,924
		Japan—5.3%
33,400		Daiichi Sankyo Company, Ltd.	553,805
29,200		Daito Trust Construction Company, Ltd.	2,946,272
28,200		Eisai Company, Ltd.	1,275,887
31,300		FamilyMart Co., Ltd.	1,544,884
17,700		FANUC, Ltd.	2,862,031

92

Shares		Security	Value
		Japan (continued)
2,400		Fast Retailing Company, Ltd.	$ 559,897
18,900		Lixil Group Corporation	452,337
508,300		Mitsubishi UFJ Financial Group, Inc.	2,391,231
81,000		Mitsui Fudosan Company, Ltd.	1,627,288
84,900		Rakuten, Inc.	867,551
			15,081,183
		Switzerland—4.1%
12,647	*	Actelion, Ltd. – Registered	633,561
10,977		Compagnie Financiere Richemont SA	658,760
1,537		Givaudan SA	1,459,643
29,143		Julius Baer Group, Ltd.	1,017,121
23,467		Roche Holding AG – Genusscheine	4,387,265
446		SGS SA – Registered	916,867
42,431		Swiss Reinsurance Company, Ltd.	2,729,255
			11,802,472
		Canada—3.6%
58,370		Barrick Gold Corporation	2,437,531
38,900		Canadian National Railway Company	3,427,644
14,100		Canadian Natural Resources, Ltd.	433,769
39,710		EnCana Corporation	869,709
15,000	*	MEG Energy Corporation	568,322
50,700		Tim Hortons, Inc.	2,636,122
			10,373,097
		Sweden—2.1%
84,866		Assa Abloy AB – Class “B”	2,759,575
65,528		SKF AB – “B” Shares	1,416,179
129,424		Volvo AB – “B” Shares	1,818,008
			5,993,762
		Brazil—1.8%
131,400		BR Malls Participacoes SA	1,807,657
46,300		Cia de Concessoes Rodoviarias	411,698
116,900		Julio Simoes Logistica SA	619,994
35,900		Localiza Rent a Car SA	621,455
52,600		Petroleo Brasileiro SA – Petrobras (ADR)	1,206,644
47,291		Raia Drogasil SA	537,292
			5,204,740

93

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2012

Shares	Security	Value
	South Korea—1.7%
6,738	Hyundai Motor Company	$ 1,527,747
2,650	Samsung Electronics Company, Ltd.	3,209,303
		4,737,050
	Hong Kong—1.5%
463,800	AIA Group, Ltd.	1,728,800
471,600	Sands China, Ltd.	1,760,916
484,295	Shangri-La Asia, Ltd.	939,451
		4,429,167
	Australia—1.5%
254,095	Transurban Group	1,585,402
243,197	Westfield Group	2,569,472
		4,154,874
	China—1.3%
1,174,000	China Construction Bank Corporation	814,642
520,600	China Pacific Insurance Group Company, Ltd.	1,574,575
176,000	ENN Energy Holdings, Ltd.	741,160
46,000	Hengan International Group Company, Ltd.	434,889
225,500	Zhongsheng Group Holdings, Ltd.	281,830
		3,847,096
	Italy—1.3%
821,197	Snam Rete Gas SpA	3,644,834
	Taiwan—1.2%
210,900	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	3,336,438
	Israel—1.1%
75,605	Teva Pharmaceutical Industries, Ltd. (ADR)	3,130,803
	Spain—1.1%
99,803	Repsol SA	1,937,511
88,604	Telefonica SA	1,182,641
		3,120,152

94

Shares		Security	Value
		Germany—1.0%
11,996		Continental AG	$ 1,175,988
25,283		GSW Immobilien AG	938,720
124,628		Infineon Technologies AG	791,732
			2,906,440
		Ireland—.9%
22,610		Covidien, PLC	1,343,486
42,679		CRH, PLC	821,505
43,500	*	Elan Corporation, PLC (ADR)	466,320
			2,631,311
		Belgium—.7%
39,095		Umicore SA	2,045,786
		Finland—.5%
13,845		Kone Oyj – Class “B”	959,158
14,038		Nokian Renkaat Oyj	571,597
			1,530,755
		Norway—.5%
19,302	*	Algeta ASA	499,004
49,934		Telenor ASA	974,292
			1,473,296
		India—.5%
284,481		ITC, Ltd.	1,469,194
		Russia—.5%
67,700		Sberbank of Russia (ADR)	788,705
26,900	*	Yandex NV	648,559
			1,437,264
		Mexico—.3%
72,300	*	Grupo Financiero Santander Mexico SAB de CV (ADR)	990,510
		Netherlands—.3%
10,500		ASML Holding NV	563,640
49,148		ING Groep NV – CVA	388,796
			952,436

95

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2012

Shares or
Principal
Amount		Security		Value
		Portugal—.2%
127,952		Portugal Telecom SGPS SA		$ 633,258
		Austria—.2%
21,266	*	Erste Group Bank AG		475,086
		Malaysia—.1%
397,400		Airasia Berhad		392,654
		United Arab Emirates—.1%
92,597	*	NMC Health, PLC		270,642
		Greece—.1%
48,997		Hellenic Telecommunications Organization SA		183,431
Total Value of Common Stocks (cost $229,186,007)				280,836,764
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—1.9%
		United States
		U.S. Treasury Bills:
$ 4,500M		0.067%, 10/18/2012		4,499,858
1,000M		0.05%, 12/13/2012		999,898
Total Value of Short-Term U.S. Government Obligations (cost $5,499,756)				5,499,756
Total Value of Investments (cost $234,685,763)			99.5%	286,336,520
Other Assets, Less Liabilities			.5	1,379,723
Net Assets			100.0%	$287,716,243

*	Non-income producing

Summary of Abbreviations:
ADR American Depositary Receipts

96

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$140,448,828	$—	$—	$140,448,828
United Kingdom	23,905,281	—	—	23,905,281
France	20,234,924	—	—	20,234,924
Japan	15,081,183	—	—	15,081,183
Switzerland	11,802,472	—	—	11,802,472
Canada	10,373,097	—	—	10,373,097
Sweden	5,993,762	—	—	5,993,762
Brazil	5,204,740	—	—	5,204,740
South Korea	4,737,050	—	—	4,737,050
Hong Kong	4,429,167	—	—	4,429,167
Australia	4,154,874	—	—	4,154,874
China	3,847,096	—	—	3,847,096
Italy	3,644,834	—	—	3,644,834
Taiwan	3,336,438	—	—	3,336,438
Israel	3,130,803	—	—	3,130,803
Spain	3,120,152	—	—	3,120,152
Germany	2,906,440	—	—	2,906,440
Ireland	2,631,311	—	—	2,631,311
Belgium	2,045,786	—	—	2,045,786
Finland	1,530,755	—	—	1,530,755

97

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Norway	$1,473,296	$—	$—	$1,473,296
India	1,469,194	—	—	1,469,194
Russia	1,437,264	—	—	1,437,264
Mexico	990,510	—	—	990,510
Netherlands	952,436	—	—	952,436
Portugal	633,258	—	—	633,258
Austria	475,086	—	—	475,086
Malaysia	392,654	—	—	392,654
United Arab Emirates	270,642	—	—	270,642
Greece	183,431	—	—	183,431
Short-Term U.S. Government
Obligations	—	5,499,756	—	5,499,756
Total Investments in Securities	$280,836,764	$5,499,756	$—	$286,336,520

During the year ended September 30, 2012, there were no transfers between Level 1 investments and
Level 2 investments that had a material impact to the Fund. This does not include transfers between
Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. Transfers, if any, between Levels are recognized at the end of the reporting period.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the year:

Investments
in Common
Stocks
Balance, September 30, 2011	$299,006
Purchases	—
Sales	(374,131)
Change in unrealized appreciation	2,662
Realized gain (loss)	72,463
Transfer into Level 3	—
Transfer out of Level 3	—
Balance, September 30, 2012	$—

98	See notes to financial statements

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 26.5% for Class A shares and 25.7% for Class B shares.

The Fund’s performance during the first half of the fiscal year continued to build on the strong performance seen during last year. The market gained almost 25% and the Fund outperformed its benchmark by a small margin. However, as the second half of the fiscal year commenced, investors became increasingly fearful that Europe would be unable to solve its problems and that the U.S. economy was slowing down. This led to a significant correction in April and May. The upward trajectory resumed in June and carried on through the end of the fiscal year. During this correction and recovery, investors favored the perceived safety of larger companies and companies paying dividends. The Fund’s exposure to these attributes was relatively low and thus underperformed during the second half and the year overall.

From a sector perspective, consumer discretionary and materials generated most of the positive performance. These sectors, being sensitive to economic growth, posted better than average returns in the benchmark. In consumer discretionary, positions in Home Depot and Ross Stores produced significant positive performance, as consumer spending continued to be a positive data point in the U.S. economy. The stocks returned 88% and 66%, respectively, for the Fund. In the materials sector, the Fund benefited from owning fertilizer manufacturer CF Industries, as the stock gained 82% during the year.

Detractors from performance included the information technology and health care sectors. In information technology, Check Point Software and Global Payments posted negative returns for the Fund. Check Point Software, a manufacturer of network security software and hardware, provided a more cautious outlook, as customers were trading down to lower priced solutions. Global Payments, a provider of electronic payment processing services, saw its stock drop after announcing a security breach involving 1.5 million credit card numbers.

In the health care sector, positions in Cooper Companies and Endo Health Solutions contributed to underperformance. Endo Health Solutions negotiated a patent settlement with a generic competitor that was less favorable than the market expected. Consequently, the stock gained only 7% during the holding period. Shares of Cooper Companies, a manufacturer of contact lenses, dropped almost 30% during the first fiscal quarter due to some manufacturing issues with a new lens. The issues were quickly resolved and the stock spent the rest of the year recovering, ending the year with a positive return of almost 20%.

99

Portfolio Manager’s Letter (continued)
SELECT GROWTH FUND

We are pleased that the market continued to recognize the strong business performance of the companies held in the Fund during this year, as the Fund outperformed the market during the first half of the year and again during the last two months. While underperformance during the correction tilted full-year results to trailing the benchmark, we are encouraged that investors still favor companies with strong fundamental drivers under normal conditions. We continue to believe our focus on high quality companies with strong earnings expectations are the key to generating excess return over the long term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

100

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$997.50	$7.04
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.95	$7.11
Expense Example – Class B Shares
Actual	$1,000.00	$993.15	$10.51
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.45	$10.63

*	Expenses are equal to the annualized expense ratio of 1.41% for Class A shares and 2.11% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total market value of investments.

101

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 9/30/02 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

102

Portfolio of Investments
SELECT GROWTH FUND
September 30, 2012

Shares		Security	Value
		COMMON STOCKS—99.2%
		Consumer Discretionary—11.5%
137,600	*	Bed Bath & Beyond, Inc.	$ 8,668,800
137,800		Home Depot, Inc.	8,318,986
127,700		Mattel, Inc.	4,530,796
159,000		Ross Stores, Inc.	10,271,400
			31,789,982
		Consumer Staples—12.5%
392,200	*	Dean Foods Company	6,412,470
100,200		Ingredion, Inc.	5,527,032
71,800		Kimberly-Clark Corporation	6,159,004
260,100		Kroger Company	6,122,754
106,600		Whole Foods Market, Inc.	10,382,840
			34,604,100
		Energy—8.0%
55,400		Chevron Corporation	6,457,424
47,700		ExxonMobil Corporation	4,362,165
72,700		Helmerich & Payne, Inc.	3,461,247
51,400		Noble Energy, Inc.	4,765,294
34,900		Occidental Petroleum Corporation	3,003,494
			22,049,624
		Financials—11.1%
121,800		American Express Company	6,925,548
218,400		BB&T Corporation	7,242,144
210,100		East West Bancorp, Inc.	4,437,312
74,200		Travelers Companies, Inc.	5,064,892
208,800		U.S. Bancorp	7,161,840
			30,831,736
		Health Care—14.3%
84,600		Cooper Companies, Inc.	7,991,316
57,500		Johnson & Johnson	3,962,325
70,600		McKesson Corporation	6,073,718
139,600		Omnicare, Inc.	4,742,212
193,500		ResMed, Inc.	7,830,945
106,900	*	Watson Pharmaceuticals, Inc.	9,103,604
			39,704,120

103

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2012

Shares or
Principal
Amount		Security		Value
		Industrials—10.0%
118,380	*	AGCO Corporation		$ 5,620,683
108,000	*	Alaska Air Group, Inc.		3,786,480
202,800		AMETEK, Inc.		7,189,260
164,500		Robert Half International, Inc.		4,380,635
82,000		Wabtec Corporation		6,583,780
				27,560,838
		Information Technology—25.8%
28,700		Apple, Inc.		19,150,362
547,800	*	Cadence Design Systems, Inc.		7,047,447
119,800	*	Check Point Software Technologies, Ltd.		5,769,568
44,200		International Business Machines Corporation		9,169,290
106,900		Motorola Solutions, Inc.		5,403,795
213,500	*	Nuance Communications, Inc.		5,314,015
206,200		Oracle Corporation		6,493,238
219,000	*	TIBCO Software, Inc.		6,620,370
67,700	*	VMware, Inc. – Class “A”		6,549,298
				71,517,383
		Materials—3.6%
44,500		CF Industries Holdings, Inc.		9,889,680
		Utilities—2.4%
316,900		CenterPoint Energy, Inc.		6,749,970
Total Value of Common Stocks (cost $200,693,876)				274,697,433
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—.5%
$ 1,300M		U.S. Treasury Bills, 0.067%, 10/18/2012 (cost $1,299,959)		1,299,959
Total Value of Investments (cost $201,993,835)			99.7%	275,997,392
Other Assets, Less Liabilities			.3	874,703
Net Assets			100.0%	$ 276,872,095

* Non-income producing

104

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$274,697,433	$—	$—	$274,697,433
Short-Term U.S. Government
Obligations	—	1,299,959	—	1,299,959
Total Investments in Securities*	$274,697,433	$1,299,959	$—	$275,997,392

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

During the year ended September 30, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	105

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 27.0% for Class A shares and 26.1% for Class B shares, including capital gains distributions of 88.8 cents per share for both Class A and Class B shares, and dividends of 16.6 cents per share on Class A shares and 12.6 cents per share on Class B shares.

The Fund’s performance was mainly attributable to investments in industrials and consumer discretionary stocks. The Fund benefited from broad based strength among industrial stocks. Snap-on, best known for its mobile vans that distribute professional tools, benefited from favorable automotive market fundamentals, such as an aging U.S. vehicle fleet and a shift to independent repair garages. Additionally, TAL International, a leasor of intermodal containers for transoceanic shipping, benefited from tight container supply even as global shipping demand continued to recover. EnerSys, a maker of lead acid industrial batteries, benefited this year from favorable lead costs and strong North American orders for fork trucks. IDEX Corporation, a diversified manufacturer of engineered industrial products including pumps, benefited from restructuring activity that improved profitability despite macroeconomic concerns, which (in retrospect) were overstated. Triumph Group, a maker of aircraft components and engine accessories, benefited from the acquisition of Vought Aircraft, a maker of fuselage, wing, cabin and nacelle substructures.

Among our consumer discretionary stocks, the equity markets rewarded U.S.-focused specialty retail companies that consistently returned cash to shareholders. Pier 1 Imports, for example, benefited from successful merchandising and marketing initiatives, which dramatically reduced markdowns and clearance. This, in turn, enabled Pier 1 to restart a dividend and share repurchase program. Similarly, GNC Holdings, a retailer of health and wellness products, initiated a dividend and a share repurchase program a mere eight months after its IPO. The company’s introduction of its Total Lean, Beyond Raw and Vitapak products, drove strong sales growth in North America. Limited Brands, a U.S.-focused specialty retailer primarily known for Victoria’s Secret, has leveraged its brand power in intimate apparel to open new stores and expand into complementary categories, such as lounge wear. The company’s strong cash flow has also enabled it to authorize two separate special dividends, two share repurchase programs, and two regular dividend increases.

The Fund’s absolute performance was also attributable to merger and acquisition activity. Par Pharmaceutical, a maker of generic drugs, was acquired eight months after we added it to the Fund. The company was set to benefit from recent new drug launches and a favorable regulatory environment. Interestingly, a private equity firm

106

also recognized the tailwinds supporting the company’s future earnings growth and decided to take advantage of Par’s apparent undervaluation in the equity markets by snapping it up.

Among negatives to relative performance, the Fund’s allocation to the financials sector hurt. The Fund remained underweight in financial stocks, as we believed an important U.S. election and fiscal cliff decision on the near-term horizon clouded their earnings growth prospects. Our decision to underweight financials was also a consequence of our decision to overweight other sectors. For example, the Fund was rewarded by our decision to overweight the industrials sector, which we believe has the potential for strong earnings growth.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

107

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$982.93	$6.74
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.20	$6.86
Expense Example – Class B Shares
Actual	$1,000.00	$979.74	$10.20
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.70	$10.38

*	Expenses are equal to the annualized expense ratio of 1.36% for Class A shares and 2.06% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total market value of investments.

108

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/02 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. As of 9/30/12 the median market capitalization is approximately $2.54 billion. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 8.39%. The Class B “S.E.C. Standardized” Average Annual Total Return for Ten Years would have been 8.39%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

109

Portfolio of Investments
OPPORTUNITY FUND
September 30, 2012

Shares		Security	Value
		COMMON STOCKS—98.5%
		Consumer Discretionary—15.1%
230,000		Allison Transmission Holdings, Inc.	$ 4,627,600
90,000	*	BorgWarner, Inc.	6,219,900
73,500		Coach, Inc.	4,117,470
390,000		Dana Holding Corporation	4,797,000
80,000	*	Del Frisco’s Restaurant Group, Inc.	1,192,000
210,000	*	Delphi Automotive, PLC	6,510,000
181,400	*	Dreamworks Animation SKG, Inc. – Class “A”	3,488,322
80,000		GNC Holdings, Inc. – Class “A”	3,117,600
165,000		Limited Brands, Inc.	8,127,900
275,000		Newell Rubbermaid, Inc.	5,249,750
50,000		Nordstrom, Inc.	2,759,000
6,900		Oxford Industries, Inc.	389,505
310,000		Pier 1 Imports, Inc.	5,809,400
25,000		Ralph Lauren Corporation	3,780,750
547,200		Stewart Enterprises, Inc. – Class “A”	4,593,744
35,000	*	Tempur-Pedic International, Inc.	1,046,150
22,500		Tiffany & Company	1,392,300
135,000	*	TRW Automotive Holdings Corporation	5,900,850
64,600		Tupperware Brands Corporation	3,461,914
100,000		Wyndham Worldwide Corporation	5,248,000
			81,829,155
		Consumer Staples—3.8%
150,000		Avon Products, Inc.	2,392,500
45,000		McCormick & Company, Inc.	2,791,800
135,000		Nu Skin Enterprises, Inc. – Class “A”	5,242,050
479,700	*	Prestige Brands Holdings, Inc.	8,135,712
67,386		Tootsie Roll Industries, Inc.	1,818,074
			20,380,136
		Energy—7.9%
30,000	*	Dril-Quip, Inc.	2,156,400
130,000		Ensco, PLC – Class “A”	7,092,800
40,000		EOG Resources, Inc.	4,482,000
90,000		EQT Corporation	5,310,000
43,000		Hess Corporation	2,309,960
139,700		National Oilwell Varco, Inc.	11,191,367

110

Shares		Security	Value
		Energy (continued)
110,000	*	Plains Exploration & Production Company	$ 4,121,700
225,000		Talisman Energy, Inc.	2,997,000
250,000	*	Weatherford International, Inc.	3,170,000
			42,831,227
		Financials—15.2%
115,000		Ameriprise Financial, Inc.	6,519,350
152,300		Berkshire Hills Bancorp, Inc.	3,484,624
225,000		Brookline Bancorp, Inc.	1,984,500
80,000		City National Corporation	4,120,800
178,600		Discover Financial Services	7,095,778
150,000		Douglas Emmett, Inc. (REIT)	3,460,500
32,500		Federal Realty Investment Trust (REIT)	3,422,250
90,000		Financial Select Sector SPDR Fund (ETF)	1,404,000
225,000		FirstMerit Corporation	3,314,250
51,000		IBERIABANK Corporation	2,335,800
138,200		Invesco, Ltd.	3,453,618
75,000		M&T Bank Corporation	7,137,000
220,000		NASDAQ OMX Group, Inc.	5,124,900
250,000		New York Community Bancorp, Inc.	3,540,000
100,000		Oritani Financial Corporation	1,505,000
331,300		Protective Life Corporation	8,683,373
25,000		SPDR S&P MidCap 400 ETF Trust (ETF)	4,498,000
92,000		SPDR S&P Regional Banking (ETF)	2,634,880
73,800		Tompkins Financial Corporation	2,990,376
175,000		Waddell & Reed Financial, Inc. – Class “A”	5,734,750
			82,443,749
		Health Care—10.6%
75,000		DENTSPLY International, Inc.	2,860,500
75,000	*	Gilead Sciences, Inc.	4,974,750
25,000	*	Hi-Tech Pharmacal Company, Inc.	827,750
87,500		McKesson Corporation	7,527,625
3,500	*	Mettler-Toledo International, Inc.	597,590
130,000	*	Par Pharmaceutical Companies, Inc.	6,497,400
20,000		Perrigo Company	2,323,400
155,000	*	Sirona Dental Systems, Inc.	8,828,800

111

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2012

Shares		Security	Value
		Health Care (continued)
125,000		Thermo Fisher Scientific, Inc.	$ 7,353,750
365,000		Warner Chilcott, PLC – Class “A”	4,927,500
130,000	*	Watson Pharmaceuticals, Inc.	11,070,800
			57,789,865
		Industrials—21.3%
86,300		A.O. Smith Corporation	4,965,702
205,000		Altra Holdings, Inc.	3,731,000
120,000		Armstrong World Industries, Inc.	5,564,400
110,000		Chicago Bridge & Iron Company NV – NY Shares	4,189,900
65,000		Dun & Bradstreet Corporation	5,175,300
250,000	*	EnerSys, Inc.	8,822,500
120,000	*	Esterline Technologies Corporation	6,736,800
140,000		Generac Holdings, Inc.	3,204,600
180,000		IDEX Corporation	7,518,600
295,000		ITT Corporation	5,944,250
82,500		J.B. Hunt Transport Services, Inc.	4,293,300
175,000	*	Mobile Mini, Inc.	2,924,250
120,000	*	Pentair, Inc.	5,341,200
65,000		Regal-Beloit Corporation	4,581,200
40,000		Roper Industries, Inc.	4,395,600
85,500		Snap-on, Inc.	6,144,885
297,500		TAL International Group, Inc.	10,109,050
175,000		Textainer Group Holdings, Ltd.	5,346,250
75,000		Timken Company	2,787,000
177,500		Triumph Group, Inc.	11,099,075
90,000	*	United Rentals, Inc.	2,943,900
			115,818,762
		Information Technology—12.5%
275,000	*	Arris Group, Inc.	3,517,250
125,000	*	ATMI, Inc.	2,321,250
200,000		Avago Technologies, Ltd.	6,973,000
85,000	*	CACI International, Inc. – Class “A”	4,402,150
45,000	*	Fiserv, Inc.	3,331,350
250,000		Intersil Corporation – Class “A”	2,187,500
67,500		Intuit, Inc.	3,974,400
211,000	*	NCR Corporation	4,918,410
225,000	*	NeuStar, Inc. – Class “A”	9,006,750
500,000	*	NVIDIA Corporation	6,670,000
250,000	*	Symantec Corporation	4,500,000

112

Shares or
Principal
Amount	Security		Value
	Information Technology (continued)
265,000	TE Connectivity, Ltd.		$ 9,012,650
225,000	Technology Select Sector SPDR Fund (ETF)		6,936,750
			67,751,460
	Materials—7.7%
110,000	Agrium, Inc.		11,380,600
50,000	Cabot Corporation		1,828,500
60,000	Cytec Industries, Inc.		3,931,200
90,000	Freeport-McMoRan Copper & Gold, Inc.		3,562,200
180,000	International Paper Company		6,537,600
90,000	Kronos Worldwide, Inc.		1,344,600
40,000	Praxair, Inc.		4,155,200
70,000	Rock-Tenn Company – Class “A”		5,052,600
55,000	Sigma-Aldrich Corporation		3,958,350
			41,750,850
	Telecommunication Services—.4%
140,000	NTELOS Holdings Corporation		2,431,800
	Utilities—4.0%
111,000	AGL Resources, Inc.		4,541,010
110,000	Portland General Electric Company		2,974,400
135,000	SCANA Corporation		6,516,450
200,000	Wisconsin Energy Corporation		7,534,000
			21,565,860
Total Value of Common Stocks (cost $401,177,747)			534,592,864
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.0%
	U.S. Treasury Bills:
$ 1,500M	0.061%, 10/4/2012		1,499,992
2,000M	0.08%, 10/4/2012		1,999,987
2,000M	0.086%, 11/29/2012		1,999,718
Total Value of Short-Term U.S. Government Obligations (cost $5,499,697)			5,499,697
Total Value of Investments (cost $406,677,444)		99.5%	540,092,561
Other Assets, Less Liabilities		.5	2,922,864
Net Assets		100.0%	$543,015,425

* Non-income producing

113

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2012

Summary of Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$534,592,864	$—	$—	$534,592,864
Short-Term U.S. Government
Obligations	—	5,499,697	—	5,499,697
Total Investments in Securities*	$534,592,864	$5,499,697	$—	$540,092,561

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

114	See notes to financial statements

Portfolio Managers’ Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 21.2% for Class A shares and 20.3% for Class B shares, including capital gains distributions of $1.757 per share for both Class A and Class B shares, and dividends of 3.0 cents per share on Class A shares.

Fund performance for fiscal year 2012 was positive, however it did not keep up with the broader market in the second half of the year, as stocks rallied in anticipation of another round of quantitative easing by the Federal Reserve (“the Fed”). The Fund, given its focus on strong cash flow and balance sheet metrics, has often underperformed in rallies and periods of sharp momentum, but has usually managed to outperform over a full market cycle. We believe this will continue to be the case in the future. Our underperformance this year was exacerbated by poor stock selection on our part, and also by the market’s rotation into more highly leveraged companies, especially in the financials sector, as interest rates fell.

The Fund’s top-performing sector for the reporting period was materials. Westlake Chemical was our top-performing stock in the sector, up 115%. Westlake is an integrated plastics manufacturer, and has prospered as feedstock costs, based on natural gas prices, have dropped. In fact, costs have fallen so much for Westlake that it is now exporting product to China. Management has also done an excellent job of expanding capacity in response to changes in feedstock costs. Chemtura was another top performer for us in the materials sector, up 72%. Chemtura is a broad-based chemical manufacturer that restructured during the financial crisis. We were able to purchase shares at a 25% discount to comparable peers.

Financials, our worst-performing sector, accounted for much of our underperformance over the reporting period, in a reversal of the previous four years. We have consistently managed the financials portion of the Fund with investments that we believed did not have significant credit risk. We have also been underweight banks, precisely because of our concern about credit exposure. This year, however, with interest rates at historic lows and a nascent housing recovery, bank stocks — especially leveraged bank stocks — have rallied strongly. Two poor performers in the Portfolio included Knight Capital and First Niagara. Knight Capital had a trading malfunction whose losses cut into the firm’s capital base. First Niagara made a large acquisition at a price the market viewed as unfavorable. We exited both positions.

115

Portfolio Managers’ Letter (continued)
SPECIAL SITUATIONS FUND

The stock market has been on a roller coaster ride over the past year: up sharply in the fall and winter; down sharply in the spring, after lower-than-expected U.S. economic data and worsening economic news from Europe and China; and up again in the summer on anticipation of another round of stimulus from the Fed. We remain concerned about slowing growth in the U.S. and abroad. The economic news that one reads in the headlines does have an impact on corporate growth rates, both directly and in how it affects the decision-making processes of companies for future hiring and investment. This has been underscored in the latest round of corporate earnings reports. We see some hope for a continuation of the current stock market rally if Congress passes some version of a Bowles-Simpson budget reform bill after the election.

In general, however, we believe that market expectations for revenue and earnings growth rates in 2013 are potentially too optimistic. Moreover, companies in more global, cyclical industries have seen their valuations compressed, as global growth has slowed. In this environment, we continue to place a premium on companies with financial strength and consistent free cash flow generation over market cycles. We maintain our commitment to fundamental research and a long-term view of the intrinsic value of the business.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

116

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$953.14	$6.98
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.85	$7.21
Expense Example – Class B Shares
Actual	$1,000.00	$949.48	$10.38
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.35	$10.73

*	Expenses are equal to the annualized expense ratio of 1.43% for Class A shares and 2.13% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total market value of investments.

117

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/02 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 14.09%, 2.11% and 8.64%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been 16.22%, 2.24% and 8.66%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

118

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2012

Shares		Security	Value
		COMMON STOCKS—92.6%
		Consumer Discretionary—14.4%
179,104		American Eagle Outfitters, Inc.	$ 3,775,512
193,650	*	Deckers Outdoor Corporation	7,095,336
457,075	*	Express, Inc.	6,773,851
96,800		Foot Locker, Inc.	3,436,400
149,575	*	Iconix Brand Group, Inc.	2,728,248
134,975		Men’s Wearhouse, Inc.	4,647,189
68,125		PVH Corporation	6,384,675
709,950		Regal Entertainment Group – Class “A”	9,988,997
316,375	*	WMS Industries, Inc.	5,182,223
			50,012,431
		Consumer Staples—2.1%
78,925		Cal-Maine Foods, Inc.	3,546,889
256,967	*	Dole Food Company, Inc.	3,605,247
			7,152,136
		Energy—6.9%
194,200	*	Denbury Resources, Inc.	3,138,272
311,516	*	Matrix Service Company	3,292,724
204,775	*	Midstates Petroleum Company, Inc.	1,771,304
636,000	*	PetroQuest Energy, Inc.	4,267,560
47,300	*	Plains Exploration & Production Company	1,772,331
150,300	*	Resolute Energy Corporation	1,333,161
95,550		Sunoco, Inc.	4,474,607
85,200	*	Whiting Petroleum Corporation	4,036,776
			24,086,735
		Financials—19.1%
16,612	*	Alleghany Corporation	5,730,143
135,600		American Financial Group, Inc.	5,139,240
1,285,100		Anworth Mortgage Asset Corporation (REIT)	8,738,680
201,900		Aspen Insurance Holdings, Ltd.	6,155,931
503,447		Capitol Federal Financial, Inc.	6,021,226
217,675	*	EZCORP, Inc. – Class “A”	4,991,288
3,600	*	Markel Corporation	1,650,564
1,032,100		MFA Financial, Inc. (REIT)	8,772,850

119

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2012

Shares		Security	Value
		Financials (continued)
139,800		Mid-America Apartment Communities, Inc. (REIT)	$ 9,130,338
297,800		Montpelier Re Holdings, Ltd.	6,590,314
177,775	*	PHH Corporation	3,617,721
			66,538,295
		Health Care—10.8%
151,275	*	Endo Health Solutions, Inc.	4,798,443
109,050	*	Life Technologies Corporation	5,330,364
184,763	*	Magellan Health Services, Inc.	9,535,618
103,675	*	MEDNAX, Inc.	7,718,604
250,036	*	Myriad Genetics, Inc.	6,748,472
113,400		PerkinElmer, Inc.	3,341,898
			37,473,399
		Industrials—5.3%
145,400		Applied Industrial Technologies, Inc.	6,023,922
178,225		EMCOR Group, Inc.	5,086,541
48,000		Kennametal, Inc.	1,779,840
33,750		Precision Castparts Corporation	5,512,725
			18,403,028
		Information Technology—20.8%
248,400	*	Avnet, Inc.	7,225,956
340,925	*	Compuware Corporation	3,378,567
598,125	*	Comverse Technology, Inc.	3,678,469
535,575		Convergys Corporation	8,392,460
86,600	*	Cymer, Inc.	4,421,796
112,025		Cypress Semiconductor Corporation	1,200,908
648,300	*	Emulex Corporation	4,674,243
76,075		IAC/InterActiveCorp	3,960,464
150,600		j2 Global, Inc.	4,942,692
619,849	*	Kulicke and Soffa Industries, Inc.	6,446,430
247,375	*	Microsemi Corporation	4,964,816
772,575	*	QLogic Corporation	8,822,807
635,340	*	TriQuint Semiconductor, Inc.	3,208,467
725,400	*	Vishay Intertechnology, Inc.	7,130,682
			72,448,757

120

Shares or
Principal
Amount		Security		Value
		Materials—12.1%
103,000		AptarGroup, Inc.		$ 5,326,130
297,850	*	Chemtura Corporation		5,128,977
64,924	*	Innospec, Inc.		2,202,222
248,600		Olin Corporation		5,402,078
46,500		Royal Gold, Inc.		4,643,490
88,600		Schnitzer Steel Industries, Inc. – Class “A”		2,494,090
136,875		Sensient Technologies Corporation		5,031,525
155,400		Tronox, Ltd. – Class “A”		3,519,810
115,165		Westlake Chemical Corporation		8,413,955
				42,162,277
		Telecommunication Services—1.1%
420,000	*	Premiere Global Services, Inc.		3,927,000
Total Value of Common Stocks (cost $255,503,421)				322,204,058
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—7.9%
		U.S. Treasury Bills:
$ 5,500M		0.08%, 10/4/2012		5,499,964
13,000M		0.067%, 10/18/2012		12,999,589
1,000M		0.07%, 11/29/2012		999,885
1,000M		0.086%, 11/29/2012		999,859
7,000M		0.05%, 12/13/2012		6,999,290
Total Value of Short-Term U.S. Government Obligations (cost $27,498,587)				27,498,587
Total Value of Investments (cost $283,002,008)			100.5%	349,702,645
Excess of Liabilities Over Other Assets			(.5)	(1,678,856)
Net Assets			100.0%	$348,023,789

*	Non-income producing

Summary of Abbreviations:
REIT Real Estate Investment Trust

121

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$322,204,058	$—	$—	$322,204,058
Short-Term U.S. Government
Obligations	—	27,498,587	—	27,498,587
Total Investments in Securities*	$322,204,058	$27,498,587	$—	$349,702,645

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund during the year ended
September 30, 2012. Transfers, if any, between Levels are recognized at the end of the reporting period.

122	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2012. During the period, the Fund’s return on a net asset value basis was 24.3% for Class A shares and 23.5% for Class B shares, including dividends of 15.7 cents per share on Class A shares and 14.0 cents per share on Class B shares.

While markets provided decent performance late in the reporting period, little has changed. The Eurozone continues to have significant structural issues that will take some time to resolve. Toward that end, the European Central Bank (“ECB”) has begun aggressively purchasing short-term sovereign debt through its Outright Monetary Transaction (“OMT”) program. By opening the monetary tap, the ECB has lifted the mood in Eurozone financial markets.

Emerging countries continued to experience slower economic growth during the reporting period. India’s central government liberalized its foreign direct investment (“FDI”) policy. If Indian states adopt the new standards, multinational retailers are likely to bring infrastructure improvements and global best practices to India. Economic policy in China is likely to remain as it is until the new members of the Communist Party’s Politburo Standing Committee are named in November. In Brazil, the government has taken headline-grabbing measures to reduce the cost of doing business in the country including lowering bank profit margins on loans and cutting the price of electricity. After reviewing the scope and abruptness of the government’s changes, we decided it was prudent to reduce our exposure to the government-regulated companies most exposed to Brazilian concessions.

Despite monetary easing and improved sentiment, much remains unresolved. Economic growth in the U.S. has improved somewhat; however, the country has not addressed issues related to the impending fiscal cliff. At the end of 2012, the Bush tax cuts, stimulus payroll tax break, and emergency unemployment benefits will expire, while cuts to defense and health care spending take effect. If no action is taken, the effect on economic growth in the U.S. and the rest of the world could be significant.

Stock selection in the consumer discretionary and consumer staples sectors contributed to relative performance during the year. Our utilities exposure was the only detractor on a sector level, with both stock selection and an underweight in the space negatively impacting Fund performance. Our underweight to telecommunications was also a detractor, but our selection of stocks within the sector more than offset this negative effect.

123

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

Our underweight exposure to Australia contributed to performance during the fiscal year, as the country was one of the weaker performers within the benchmark. Our out-of-index allocation to Austrian companies was also beneficial to performance. Our underweight exposures to both the United States and the United Kingdom hurt performance versus the benchmark, as both countries outperformed the benchmark.

On an absolute basis, Philip Morris International, British American Tobacco, Novo Nordisk, Anheuser-Busch and Diageo were the top contributors to performance during the fiscal year; Nitori Holdings, Tesco, Admiral Group, Newcrest Mining and Sands China were the bottom contributors.

Relative to the benchmark, Philip Morris International, Novo Nordisk, Anheuser-Busch, Souza Cruz and Core Laboratories were the top performers during the year; Nitori Holdings, Tesco, Novartis, Admiral Group and Bayer* were the bottom performers.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

*	This company was not held in the portfolio. When a company that comprises a significant portion of the benchmark index makes a significant gain or loss during a quarter, it can affect the relative performance of the portfolio significantly.

124

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/12)	(9/30/12)	(4/1/12–9/30/12)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,045.66	$9.31
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.90	$9.17
Expense Example – Class B Shares
Actual	$1,000.00	$1,042.63	$12.87
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,012.40	$12.68

* Expenses are equal to the annualized expense ratio of 1.82% for Class A shares and 2.52% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2012, and are based on the total market value of investments.

125

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares), the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 6/27/06 (inception date) with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The Indices consist of 22 developed market country indices. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/12) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.43%. The Class B “S.E.C. Standardized” Average Annual Total Return Since Inception would have been 2.65%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

126

Portfolio of Investments
INTERNATIONAL FUND
September 30, 2012

Shares		Security	Value
		COMMON STOCKS—97.7%
		United Kingdom—27.4%
314,997	*	Barratt Developments, PLC	$ 862,176
206,308		British American Tobacco, PLC	10,592,412
87,991		Bunzl, PLC	1,575,759
157,253		Diageo, PLC	4,417,162
259,847		Domino’s Pizza Group, PLC	2,228,087
94,108		Fresnillo, PLC	2,815,930
50,138		GlaxoSmithKline, PLC	1,155,748
509,438		HSBC Holdings, PLC	4,716,211
88,057		Imperial Tobacco Group, PLC	3,259,106
140,621		Persimmon, PLC	1,722,367
185,018	*	Rolls-Royce Holdings, PLC	2,518,614
116,838		SABMiller, PLC	5,131,838
154,149		Standard Chartered, PLC	3,484,887
334,994		Tesco, PLC	1,795,953
			46,276,250
		India—13.8%
530,686		HDFC Bank, Ltd.	6,330,100
5,104		HDFC Bank, Ltd. (ADR)	191,808
77,960		Hindustan Unilever, Ltd.	806,796
536,313		Housing Development Finance Corporation, Ltd.	7,874,126
877,362		ITC, Ltd.	4,531,110
18,062		Nestle India, Ltd.	1,507,404
82,807		Tata Consultancy Services, Ltd.	2,034,498
			23,275,842
		Switzerland—10.4%
22,800	*	DKSH Holding, Ltd.	1,425,303
823	*	Lindt & Spruengli AG	2,606,137
105,820		Nestle SA – Registered	6,677,087
812		SGS SA – Registered	1,669,274
427,196	*	UBS AG – Registered	5,204,718
			17,582,519

127

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2012

Shares		Security	Value
		Canada—8.0%
64,933		Enbridge, Inc.	$ 2,532,120
83,942		Goldcorp, Inc.	3,844,125
17,700		TransCanada Corporation	804,276
114,699	*	Valeant Pharmaceuticals International, Inc.	6,332,079
			13,512,600
		Netherlands—7.6%
29,226		Core Laboratories NV	3,550,375
62,852		Royal Dutch Shell, PLC – Class “A”	2,175,118
203,832		Unilever NV – CVA	7,219,214
			12,944,707
		United States—5.7%
106,836		Philip Morris International, Inc.	9,608,830
		France—5.1%
37,434		Bureau Veritas SA	3,848,868
24,251		Essilor International SA	2,273,473
22,674		Pernod Ricard SA	2,546,851
			8,669,192
		Denmark—3.4%
36,311		Novo Nordisk A/S – Series “B”	5,743,111
		Australia—3.0%
110,660		Coca-Cola Amatil, Ltd.	1,560,423
113,904		Newcrest Mining, Ltd.	3,451,601
			5,012,024
		Belgium—2.7%
53,742		Anheuser-Busch Inbev NV	4,574,949
		Hong Kong—2.5%
417,036		L’Occitane International SA	1,102,665
820,241		Sands China, Ltd.	3,062,713
			4,165,378
		Germany—2.4%
58,598		SAP AG	4,154,555

128

Shares or
Principal
Amount		Security		Value
		Japan—2.0%
17,100		Daito Trust Construction Company, Ltd.		$ 1,725,386
17,400		Nitori Company, Ltd.		1,621,465
				3,346,851
		Ireland—1.7%
39,170		Paddy Power, PLC		2,902,097
		China—1.0%
15,260	*	Baidu.com, Inc. (ADR)		1,782,673
		Mexico—1.0%
610,867		Wal-Mart de Mexico SAB de CV		1,722,291
Total Value of Common Stocks (cost $125,117,684)				165,273,869
		PREFERRED STOCKS—.3%
		Brazil
38,459		AES Tiete SA (cost $321,113)		424,816
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—.6%
$1,000M		U.S. Treasury Bills, 0.07%, 11/29/2012 (cost $999,885)		999,885
Total Value of Investments (cost $126,438,682)			98.6%	166,698,570
Other Assets, Less Liabilities			1.4	2,426,717
Net Assets			100.0%	$169,125,287

*	Non-income producing

Summary of Abbreviations:
ADR American Depositary Receipts

129

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2012

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$46,276,250	$—	$—	$46,276,250
India	23,275,842	—	—	23,275,842
Switzerland	17,582,519	—	—	17,582,519
Canada	13,512,600	—	—	13,512,600
Netherlands	12,944,707	—	—	12,944,707
United States	9,608,830	—	—	9,608,830
France	8,669,192	—	—	8,669,192
Denmark	5,743,111	—	—	5,743,111
Australia	5,012,024	—	—	5,012,024
Belgium	4,574,949	—	—	4,574,949
Hong Kong	4,165,378	—	—	4,165,378
Germany	4,154,555	—	—	4,154,555
Japan	3,346,851	—	—	3,346,851
Ireland	2,902,097	—	—	2,902,097
China	1,782,673	—	—	1,782,673
Mexico	1,722,291	—	—	1,722,291
Preferred Stocks
Brazil	424,816	—	—	424,816
Short-Term U.S. Government
Obligations	—	999,885	—	999,885
Total Investments in Securities	$165,698,685	$999,885	$—	$166,698,570

130

During the year ended September 30, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	131

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2012

					INTERNATIONAL
	CASH			INVESTMENT	OPPORTUNITIES
	MANAGEMENT		GOVERNMENT	GRADE	BOND	INCOME
Assets
Investments in securities:
At identified cost	$134,379,302		$368,405,735	$474,606,522	$16,251,312	$563,040,076
At value (Note 1A)	$134,379,302		$386,186,095	$530,616,114	$16,598,551	$587,375,347
Cash	1,732,705		1,167,541	2,427,786	1,863,276	21,500,887
Receivables:
Investment securities sold	—		—	1,002,510	536,309	7,157,861
Interest	7,116		1,381,192	7,237,652	215,533	11,542,896
Shares sold	—		612,570	1,027,019	762,121	468,427
Unrealized appreciation of foreign exchange
contracts (Note 7)	—		—	—	58,409	—
Deferred offering costs (Note 3)	—		—	—	140,121	—
Other assets	14,416		38,006	48,252	—	59,224
Total Assets	136,133,539		389,385,404	542,359,333	20,174,320	628,104,642
Liabilities
Payables:
Investment securities purchased	—		—	989,635	343,052	18,353,086
Shares redeemed	130,610		584,097	942,185	2,000	751,260
Dividends payable	—		70,107	137,192	1,089	464,462
Unrealized depreciation of foreign exchange
contracts (Note 7)	—		—	—	32,028	—
Accrued advisory fees	—		174,805	239,681	—	348,333
Accrued shareholder servicing costs	40,852		54,436	73,159	21,144	91,335
Due to advisor (Note 3)	—		—	—	140,121	—
Accrued expenses	38,764		44,857	45,702	71,392	67,364
Total Liabilities	210,226		928,302	2,427,554	610,826	20,075,840
Net Assets	$135,923,313		$388,457,102	$539,931,779	$19,563,494	$608,028,802
Net Assets Consist of:
Capital paid in	$135,923,313		$377,270,380	$507,342,331	$19,189,577	$766,717,875
Undistributed net investment income (deficit)	—		47,140	(3,993,608)	(4,166)	(1,100,372)
Accumulated net realized gain (loss) on investments and
foreign currency transactions	—		(6,640,778)	(19,426,536)	2,638	(181,923,972)
Net unrealized appreciation in value of investments and
foreign currency transactions	—		17,780,360	56,009,592	375,445	24,335,271
Total	$135,923,313		$388,457,102	$539,931,779	$19,563,494	$608,028,802
Net Assets:
Class A	$135,027,594		$382,063,960	$531,896,265	$19,563,494	$602,370,138
Class B	$895,719		$6,393,142	$8,035,514	N/A	$5,658,664
Shares outstanding (Note 8):
Class A	135,027,594		33,159,556	51,787,277	1,913,800	231,810,161
Class B	895,719		555,678	783,091	N/A	2,178,134
Net asset value and redemption price
per share – Class A	$1.00	#	$11.52	$10.27	$10.22	$2.60
Maximum offering price per share – Class A
(Net asset value/.9425)*	N/A		$12.22	$10.90	$10.84	$2.76
Net asset value and offering price per share –
Class B (Note 8)	$1.00		$11.51	$10.26	N/A	$2.60

# Also maximum offering price per share.
* On purchases of $100,000 or more, the sales charge is reduced.

132	See notes to financial statements	133

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

	TOTAL	EQUITY	GROWTH &
	RETURN	INCOME	INCOME	GLOBAL
Assets
Investments in securities:
At identified cost	$439,677,517	$329,335,154	$944,054,832	$234,685,763
At value (Note 1A)	$540,294,362	$398,912,107	$1,247,959,129	$286,336,520
Cash	1,513,171	1,936,421	2,350,650	1,948,938
Receivables:
Investment securities sold	1,266,531	—	5,378,345	1,807,656
Dividends and interest	2,688,586	692,445	1,306,175	413,973
Shares sold	1,024,099	376,236	1,357,618	183,984
Other assets	37,731	33,473	101,059	26,233
Total Assets	546,824,480	401,950,682	1,258,452,976	290,717,304
Liabilities
Payables:
Investment securities purchased	2,910,793	1,844,894	2,410,878	2,094,272
Shares redeemed	986,978	770,392	1,989,579	550,542
Dividends payable	29,768	16,660	14,594	—
Accrued advisory fees	325,079	242,972	718,990	224,813
Accrued shareholder servicing costs	101,376	75,866	251,461	65,956
Accrued expenses	48,288	59,137	77,373	65,478
Total Liabilities	4,402,282	3,009,921	5,462,875	3,001,061
Net Assets	$542,422,198	$398,940,761	$1,252,990,101	$287,716,243
Net Assets Consist of:
Capital paid in	$437,677,354	$346,862,732	$948,285,719	$267,882,577
Undistributed net investment income (deficit)	(361,113)	2,492,483	7,041,552	662,542
Accumulated net realized gain (loss) on investments
and foreign currency transactions	4,489,112	(19,991,407)	(6,241,467)	(32,444,155)
Net unrealized appreciation in value of investments
and foreign currency transactions	100,616,845	69,576,953	303,904,297	51,615,279
Total	$542,422,198	$398,940,761	$1,252,990,101	$287,716,243
Net Assets:
Class A	$531,550,691	$392,001,326	$1,225,684,320	$283,328,310
Class B	$10,871,507	$6,939,435	$27,305,781	$4,387,933
Shares outstanding (Note 8):
Class A	31,621,449	51,096,265	73,588,478	41,731,735
Class B	657,512	919,443	1,745,712	749,072

Net asset value and redemption price per share – Class A	$16.81	$7.67	$16.66	$6.79
Maximum offering price per share – Class A
(Net asset value/.9425)*	$17.84	$8.14	$17.68	$7.20

Net asset value and offering price per share – Class B (Note 8)	$16.53	$7.55	$15.64	$5.86

* On purchases of $100,000 or more, the sales charge is reduced.

134	See notes to financial statements	135

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Assets
Investments in securities:
At identified cost	$201,993,835	$406,677,444	$283,002,008	$126,438,682
At value (Note 1A)	$275,997,392	$540,092,561	$349,702,645	$166,698,570
Cash	1,195,986	2,561,684	1,108,296	1,906,881
Receivables:
Investment securities sold	—	5,239,184	5,132,362	111,437
Dividends and interest	169,532	464,260	367,589	539,909
Shares sold	236,461	611,693	285,322	386,397
Other assets	19,441	41,347	27,909	12,917
Total Assets	277,618,812	549,010,729	356,624,123	169,656,111
Liabilities
Payables:
Investment securities purchased	—	4,654,912	7,682,959	66,730
Shares redeemed	477,493	846,582	571,152	232,118
Accrued advisory fees	170,049	329,449	232,336	134,586
Accrued shareholder servicing costs	63,635	111,731	74,766	43,973
Accrued expenses	35,540	52,630	39,121	53,417
Total Liabilities	746,717	5,995,304	8,600,334	530,824
Net Assets	$276,872,095	$543,015,425	$348,023,789	$169,125,287
Net Assets Consist of:
Capital paid in	$272,394,263	$390,227,264	$275,849,561	$162,826,156
Undistributed net investment income (deficit)	(658,645)	4,684,129	59,929	(191,854)
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(68,867,080)	14,688,915	5,413,662	(33,765,352)
Net unrealized appreciation in value of investments
and foreign currency transactions	74,003,557	133,415,117	66,700,637	40,256,337
Total	$276,872,095	$543,015,425	$348,023,789	$169,125,287
Net Assets:
Class A	$271,018,801	$529,886,152	$342,938,943	$165,797,104
Class B	$5,853,294	$13,129,273	$5,084,846	$3,328,183
Shares outstanding (Note 8):
Class A	33,971,585	18,042,537	14,056,245	14,189,307
Class B	807,514	522,080	245,955	295,786

Net asset value and redemption price per share – Class A	$7.98	$29.37	$24.40	$11.68
Maximum offering price per share – Class A
(Net asset value/.9425)*	$8.47	$31.16	$25.89	$12.39

Net asset value and offering price per share – Class B (Note 8)	$7.25	$25.15	$20.67	$11.25

* On purchases of $100,000 or more, the sales charge is reduced.

136	See notes to financial statements	137

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2012

				INTERNATIONAL
	CASH		INVESTMENT	OPPORTUNITIES
	MANAGEMENT	GOVERNMENT	GRADE	BOND *	INCOME

Investment Income
Interest	$165,531	$12,576,643	$22,604,759	$43,355 (a)	$41,225,829

Expenses (Notes 1 and 3):
Advisory fees	701,276	2,455,962	3,228,173	13,586	4,138,173
Distribution plan expenses – Class A	—	1,095,718	1,442,113	5,435	1,681,705
Distribution plan expenses – Class B	9,032	68,760	86,184	—	65,581
Shareholder servicing costs	555,733	670,355	887,704	37,029	1,124,757
Professional fees	34,805	49,674	59,696	64,096	78,010
Registration fees	61,000	56,800	54,500	14,025	47,000
Custodian fees	24,111	45,125	35,109	20,000	42,312
Reports to shareholders	14,453	13,232	16,392	1,500	28,142
Trustees’ fees	7,126	18,527	24,164	24	28,081
Other expenses	29,333	82,542	73,838	5,832	106,250

Total expenses	1,436,869	4,556,695	5,907,873	161,527	7,340,011
Less: Expenses waived and/or assumed	(1,266,288)	(409,327)	(538,255)	(138,127)	(168,295)
Expenses paid indirectly	(5,050)	(2,572)	(3,424)	(17)	(3,954)

Net expenses	165,531	4,144,796	5,366,194	23,383	7,167,762

Net investment income	—	8,431,847	17,238,565	19,972	34,058,067

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	—	2,747,134	6,126,339	8,167	8,841,108
Foreign currency transactions	—	—	—	(9,640)	—
Net realized gain (loss) on investments
and foreign currency transactions	—	2,747,134	6,126,339	(1,473)	8,841,108

Net unrealized appreciation (depreciation) of :
Investments	—	(1,091,454)	29,262,123	349,064	49,079,702
Foreign currency transactions	—	—	—	26,381	—
Net realized appreciation (depreciation) on
investments and foreign currency transactions	—	(1,091,454)	29,262,123	375,445	49,079,702
Net gain on investments	—	1,655,680	35,388,462	373,972	57,920,810

Net Increase in Net Assets Resulting from Operations	$—	$10,087,527	$52,627,027	$393,944	$91,978,877

* From August 20, 2012 (commencement of operations) to September 30, 2012.
(a) Net of $2,085 foreign taxes withheld.

138	See notes to financial statements	139

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2012

	TOTAL		EQUITY	GROWTH &
	RETURN		INCOME	INCOME		GLOBAL
Investment Income
Dividends	$7,644,856	(a)	$11,636,421 (b)	$29,082,536	(c)	$5,903,206 (d)
Interest	7,152,470		8,622	5,031		7,487

Total income	14,797,326		11,645,043	29,087,567		5,910,693

Expenses (Notes 1 and 3):
Advisory fees	3,509,194		2,809,485	7,728,859		2,690,342
Distribution plan expenses – Class A	1,389,756		1,110,298	3,222,300		819,218
Distribution plan expenses – Class B	118,785		76,069	269,171		45,731
Shareholder servicing costs	1,096,902		860,249	2,727,474		848,245
Professional fees	56,321		74,132	121,945		43,359
Custodian fees	21,799		14,359	35,891		146,006
Registration fees	53,500		48,652	50,535		44,000
Reports to shareholders	23,370		18,138	68,887		21,457
Trustees’ fees	23,244		18,736	55,317		13,849
Other expenses	79,641		56,347	123,073		93,105

Total expenses	6,372,512		5,086,465	14,403,452		4,765,312
Less: Expenses waived	—		—	—		(52,709)
Expenses paid indirectly	(2,597)		(2,033)	(6,339)		(1,487)

Net expenses	6,369,915		5,084,432	14,397,113		4,711,116

Net investment income	8,427,411		6,560,611	14,690,454		1,199,577

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	9,889,479		(1,363,199)	25,391,281		(1,744,941)
Foreign currency transactions	—		—	—		(122,451)

Net realized gain (loss) on investments and
foreign currency transactions	9,889,479		(1,363,199)	25,391,281		(1,867,392)

Net unrealized appreciation of investments	69,162,630		76,643,044	221,517,657		56,227,236

Net gain on investments and foreign currency transactions	79,052,109		75,279,845	246,908,938		54,359,844

Net Increase in Net Assets Resulting from Operations	$87,479,520		$81,840,456	$261,599,392		$55,559,421

(a) Net of $37,214 foreign taxes withheld.
(b) Net of $70,847 foreign taxes withheld.
(c) Net of $139,647 foreign taxes withheld.
(d) Net of $431,377 foreign taxes withheld.

140	See notes to financial statements	141

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2012

	SELECT			SPECIAL
	GROWTH	OPPORTUNITY		SITUATIONS	INTERNATIONAL
Investment Income
Dividends	$2,698,993	$11,706,812	(e)	$4,956,018	$4,068,099 (f)
Interest	1,027	8,928		8,722	1,032

Total income	2,700,020	11,715,740		4,964,740	4,069,131

Expenses (Notes 1 and 3):
Advisory fees	1,905,410	3,771,128		3,054,666	1,489,304
Distribution plan expenses – Class A	742,910	1,492,848		1,004,833	446,438
Distribution plan expenses – Class B	64,179	144,926		56,778	31,574
Shareholder servicing costs	776,269	1,364,543		934,008	537,638
Professional fees	38,844	65,457		45,920	25,659
Custodian fees	7,032	21,215		11,796	153,483
Registration fees	46,000	48,000		45,000	42,000
Reports to shareholders	17,108	28,104		19,994	12,095
Trustees’ fees	12,517	25,341		16,906	7,501
Other expenses	35,134	72,721		46,424	48,085

Total expenses	3,645,403	7,034,283		5,236,325	2,793,777
Less: Expenses waived	—	—		(329,689)	—
Expenses paid indirectly	(1,382)	(2,770)		(1,832)	(822)

Net expenses	3,644,021	7,031,513		4,904,804	2,792,955

Net investment income (loss)	(944,001)	4,684,227		59,936	1,276,176

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2 and 6):
Net realized gain (loss) on:
Investments	6,874,740	14,703,906		8,831,864	11,419,410
Foreign currency transactions	—	—		—	(203,745)
Net realized gain on investments
and foreign currency transactions	6,874,740	14,703,906		8,831,864	11,215,665

Net unrealized appreciation of investments	50,284,387	96,340,656		52,595,947	19,972,563

Net gain on investments and foreign currency transactions	57,159,127	111,044,562		61,427,811	31,188,228

Net Increase in Net Assets Resulting from Operations	$56,215,126	$115,728,789		$61,487,747	$32,464,404

(e) Net of $27,740 foreign taxes withheld.
(f) Net of $329,423 foreign taxes withheld.

142	See notes to financial statements	143

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

							INTERNATIONAL
							OPPORTUNITIES
	CASH MANAGEMENT		GOVERNMENT		INVESTMENT GRADE		BOND
Year Ended September 30	2012	2011	2012	2011	2012	2011	2012 **
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$8,431,847	$10,612,115	$17,238,565	$16,808,393	$19,972
Net realized gain (loss) on investments	—	—	2,747,134	1,522,798	6,126,339	7,307,577	(1,473)
Net unrealized appreciation (depreciation) of investments	—	—	(1,091,454)	6,710,421	29,262,123	(13,459,178)	375,445

Net increase in net assets resulting
from operations	—	—	10,087,527	18,845,334	52,627,027	10,656,792	393,944

Dividends to Shareholders
Net investment income – Class A	—	—	(11,975,470)	(11,889,734)	(19,773,424)	(18,383,242)	(24,887)
Net investment income – Class B	—	—	(180,107)	(257,364)	(300,972)	(441,596)	N/A

Total dividends	—	—	(12,155,577)	(12,147,098)	(20,074,396)	(18,824,838)	(24,887)

Share Transactions*
Class A:
Proceeds from shares sold	138,654,875	164,395,254	80,703,297	68,559,494	110,514,618	94,375,542	23,507,430
Reinvestment of dividends	—	—	11,116,817	10,900,205	18,092,318	16,675,925	23,798
Cost of shares redeemed	(151,798,288)	(150,327,351)	(54,554,693)	(65,161,714)	(65,812,986)	(70,894,667)	(4,336,791)

	(13,143,413)	14,067,903	37,265,421	14,297,985	62,793,950	40,156,800	19,194,437
Class B:
Proceeds from shares sold	256,141	1,185,395	1,106,976	848,476	995,491	1,049,176	N/A
Reinvestment of dividends	—	—	170,501	242,286	286,900	413,953	N/A
Cost of shares redeemed	(879,445)	(1,405,414)	(2,129,656)	(4,813,886)	(3,767,140)	(5,078,726)	N/A

	(623,304)	(220,019)	(852,179)	(3,723,124)	(2,484,749)	(3,615,597)	N/A

Net increase (decrease) from share transactions	(13,766,717)	13,847,884	36,413,242	10,574,861	60,309,201	36,541,203	19,194,437

Net increase (decrease) in net assets	(13,766,717)	13,847,884	34,345,192	17,273,097	92,861,832	28,373,157	19,563,494

Net Assets

Beginning of year	149,690,030	135,842,146	354,111,910	336,838,813	447,069,947	418,696,790	—

End of year†	$135,923,313	$149,690,030	$388,457,102	$354,111,910	$539,931,779	$447,069,947	$19,563,494

†Includes undistributed net investment income (deficit) of	$—	$—	$47,140	$130,710	$(3,993,608)	$(2,390,751)	$(4,166)

* Shares Issued and Redeemed
Class A:
Sold	138,654,875	164,395,254	6,982,798	5,996,389	11,192,864	9,757,041	2,339,380
Issued for dividends reinvested	—	—	961,810	953,158	1,825,614	1,727,761	2,329
Redeemed	(151,798,288)	(150,327,351)	(4,720,673)	(5,707,628)	(6,656,099)	(7,338,356)	(427,909)

Net increase (decrease) in Class A shares outstanding	(13,143,413)	14,067,903	3,223,935	1,241,919	6,362,379	4,146,446	1,913,800

Class B:
Sold	256,141	1,185,395	95,856	74,270	100,837	108,687	N/A
Issued for dividends reinvested	—	—	14,766	21,225	29,041	42,900	N/A
Redeemed	(879,445)	(1,405,414)	(184,393)	(422,530)	(383,906)	(526,947)	N/A

Net decrease in Class B shares outstanding	(623,304)	(220,019)	(73,771)	(327,035)	(254,028)	(375,360)	N/A

** From August 20, 2012 (commencement of operations) to September 30, 2012.

144	See notes to financial statements	145

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	INCOME
Year Ended September 30	2012	2011
Increase (Decrease) in Net Assets From Operations
Net investment income	$34,058,067	$34,296,265
Net realized gain on investments	8,841,108	18,967,534
Net unrealized appreciation (depreciation) of investments	49,079,702	(47,914,443)
Net increase in net assets resulting from operations	91,978,877	5,349,356

Dividends to Shareholders
Net investment income – Class A	(35,292,367)	(35,595,449)
Net investment income – Class B	(372,652)	(587,469)

Total dividends	(35,665,019)	(36,182,918)

Share Transactions *
Class A:
Proceeds from shares sold	75,841,881	70,541,805
Reinvestment of dividends	29,568,927	29,464,018
Cost of shares redeemed	(63,479,906)	(69,241,263)

	41,930,902	30,764,560
Class B:
Proceeds from shares sold	607,441	1,129,780
Reinvestment of dividends	313,420	503,110
Cost of shares redeemed	(3,555,468)	(4,543,242)

	(2,634,607)	(2,910,352)

Net increase from share transactions	39,296,295	27,854,208

Net increase (decrease) in net assets	95,610,153	(2,979,354)

Net Assets
Beginning of year	512,418,649	515,398,003

End of year †	$608,028,802	$512,418,649

†Includes undistributed net investment deficit of	$(1,100,372)	$(445,932)

*Shares Issued and Redeemed
Class A:
Sold	30,109,659	28,002,951
Issued for dividends reinvested	11,711,571	11,732,192
Redeemed	(25,241,060)	(27,500,504)

Net increase in Class A shares outstanding	16,580,170	12,234,639

Class B:
Sold	241,388	449,656
Issued for dividends reinvested	124,477	200,033
Redeemed	(1,418,398)	(1,796,917)

Net decrease in Class B shares outstanding	(1,052,533)	(1,147,228)

146 See notes to financial statements

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		147

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		EQUITY INCOME		GROWTH & INCOME		GLOBAL
Year Ended September 30	2012	2011	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets From Operations
Net investment income	$8,427,411	$8,081,316	$6,560,611	$5,872,166	$14,690,454	$9,547,071	$1,199,577	$488,653
Net realized gain (loss) on investments	9,889,479	5,756,364	(1,363,199)	14,176,441	25,391,281	7,507,482	(1,867,392)	24,362,516
Net unrealized appreciation (depreciation) of investments	69,162,630	(8,150,969)	76,643,044	(29,680,263)	221,517,657	(14,184,013)	56,227,236	(51,321,420)

Net increase (decrease) in net assets resulting
from operations	87,479,520	5,686,711	81,840,456	(9,631,656)	261,599,392	2,870,540	55,559,421	(26,470,251)

Dividends to Shareholders
Net investment income – Class A	(8,802,366)	(9,055,005)	(4,992,799)	(5,584,298)	(9,050,725)	(8,822,171)	(682,596)	—
Net investment income – Class B	(137,606)	(254,014)	(47,943)	(90,698)	(78,713)	(174,740)	(6,148)	—

Total dividends	(8,939,972)	(9,309,019)	(5,040,742)	(5,674,996)	(9,129,438)	(8,996,911)	(688,744)	—

Share Transactions *
Class A:
Proceeds from shares sold	120,347,723	82,714,516	49,928,915	55,641,828	132,897,199	108,081,749	27,171,178	41,606,269
Value of shares issued for acquisition**	—	—	—	—	364,273,402	—	—	—
Reinvestment of dividends	8,680,216	8,912,640	4,929,086	5,497,125	8,979,608	8,746,010	673,450	—
Cost of shares redeemed	(58,568,275)	(63,908,289)	(55,551,297)	(63,128,719)	(151,874,850)	(110,917,461)	(39,969,343)	(43,114,751)

	70,459,664	27,718,867	(693,296)	(1,989,766)	354,275,359	5,910,298	(12,124,715)	(1,508,482)

Class B:
Proceeds from shares sold	1,403,987	1,698,131	448,256	866,008	2,527,142	2,291,827	403,551	807,681
Value of shares issued for acquisition**	—	—	—	—	9,713,143	—	—	—
Reinvestment of dividends	137,125	252,733	47,905	90,424	78,581	174,190	6,147	—
Cost of shares redeemed	(5,798,871)	(6,191,666)	(3,159,724)	(4,020,501)	(11,271,586)	(9,582,049)	(1,449,049)	(2,444,818)

	(4,257,759)	(4,240,802)	(2,663,563)	(3,064,069)	1,047,280	(7,116,032)	(1,039,351)	(1,637,137)

Net increase (decrease) from share transactions	66,201,905	23,478,065	(3,356,859)	(5,053,835)	355,322,639	(1,205,734)	(13,164,066)	(3,145,619)

Net increase (decrease) in net assets	144,741,453	19,855,757	73,442,855	(20,360,487)	607,792,593	(7,332,105)	41,706,611	(29,615,870)

Net Assets
Beginning of year	397,680,745	377,824,988	325,497,906	345,858,393	645,197,508	652,529,613	246,009,632	275,625,502

End of year†	$542,422,198	$397,680,745	$398,940,761	$325,497,906	$1,252,990,101	$645,197,508	$287,716,243	$246,009,632

†Includes undistributed net investment income (deficit) of	$(361,113)	$(570,667)	$2,492,483	$972,614	$7,041,552	$1,284,464	$662,542	$278,039

*Shares Issued and Redeemed
Class A:
Sold	7,481,618	5,455,887	6,889,242	7,903,766	8,594,359	7,456,483	4,270,231	6,278,938
Issued for acquisition**	—	—	—	—	25,233,878	—	—	—
Issued for dividends reinvested	538,948	592,869	665,487	788,759	583,170	608,794	112,055	—
Redeemed	(3,674,671)	(4,209,975)	(7,653,713)	(8,962,624)	(9,780,526)	(7,642,811)	(6,246,526)	(6,511,395)

Net increase (decrease) in Class A shares outstanding	4,345,895	1,838,781	(98,984)	(270,099)	24,630,881	422,466	(1,864,240)	(232,457)

Class B:
Sold	89,506	114,158	63,260	124,008	174,925	168,173	72,915	138,235
Issued for acquisition**	—	—	—	—	715,868	—	—	—
Issued for dividends reinvested	8,728	17,068	6,579	13,113	5,836	12,913	1,180	—
Redeemed	(374,806)	(413,980)	(452,496)	(574,819)	(785,200)	(700,851)	(264,395)	(419,980)

Net increase (decrease) in Class B shares outstanding	(276,572)	(282,754)	(382,657)	(437,698)	111,429	(519,765)	(190,300)	(281,745)

** See Note 12.

148	See notes to financial statements	149

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS		INTERNATIONAL
Year Ended September 30	2012	2011	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(944,001)	$(700,611)	$4,684,227	$2,940,696	$59,936	$387,081	$1,276,176	$1,672,991
Net realized gain (loss) on investments
and foreign currency transactions	6,874,740	18,583,950	14,703,906	22,550,335	8,831,864	41,414,111	11,215,665	(905,467)
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	50,284,387	(734,742)	96,340,656	(13,185,793)	52,595,947	(26,613,391)	19,972,563	(7,249,200)

Net increase (decrease) in net assets resulting
from operations	56,215,126	17,148,597	115,728,789	12,305,238	61,487,747	15,187,801	32,464,404	(6,481,676)

Distributions to Shareholders
Net investment income – Class A	—	—	(2,858,976)	(785,813)	(387,088)	—	(2,142,019)	(2,252,972)
Net investment income – Class A	—	—	(81,714)	(7,098)	—	—	(43,360)	(56,124)
Net realized gains – Class A	—	—	(15,298,237)	—	(22,980,160)	—	—	—
Net realized gains – Class B	—	—	(575,152)	—	(499,531)	—	—	—

Total distributions	—	—	(18,814,079)	(792,911)	(23,866,779)	—	(2,185,379)	(2,309,096)

Share Transactions *
Class A:
Proceeds from shares sold	45,428,727	38,929,168	71,370,721	74,555,783	43,391,077	46,126,626	27,195,451	27,282,612
Reinvestment of distributions	—	—	18,082,699	781,830	23,250,649	—	2,131,981	2,243,435
Cost of shares redeemed	(32,353,171)	(35,495,706)	(69,018,854)	(72,360,775)	(45,918,661)	(49,594,767)	(21,671,006)	(22,029,107)

	13,075,556	3,433,462	20,434,566	2,976,838	20,723,065	(3,468,141)	7,656,426	7,496,940

Class B:
Proceeds from shares sold	466,306	713,599	1,148,482	1,922,100	592,309	828,825	212,184	354,457
Reinvestment of distributions	—	—	655,289	7,087	499,190	—	43,332	56,091
Cost of shares redeemed	(2,820,737)	(3,339,365)	(6,554,117)	(8,248,484)	(2,515,486)	(3,095,317)	(528,475)	(792,183)

	(2,354,431)	(2,625,766)	(4,750,346)	(6,319,297)	(1,423,987)	(2,266,492)	(272,959)	(381,635)

Net increase (decrease) from share transactions	10,721,125	807,696	15,684,220	(3,342,459)	19,299,078	(5,734,633)	7,383,467	7,115,305

Net increase (decrease) in net assets	66,936,251	17,956,293	112,598,930	8,169,868	56,920,046	9,453,168	37,662,492	(1,675,467)

Net Assets
Beginning of year	209,935,844	191,979,551	430,416,495	422,246,627	291,103,743	281,650,575	131,462,795	133,138,262

End of year†	$276,872,095	$209,935,844	$543,015,425	$430,416,495	$348,023,789	$291,103,743	$169,125,287	$131,462,795

†Includes undistributed net investment income (deficit) of	$(658,645)	$—	$4,684,129	$2,940,592	$59,929	$387,081	$(191,854)	$(315,243)

*Shares Issued and Redeemed
Class A:
Sold	6,092,740	5,633,735	2,548,556	2,707,241	1,789,639	1,891,798	2,533,422	2,623,806
Issued for distributions reinvested	—	—	698,983	28,744	1,025,613	—	211,506	218,445
Redeemed	(4,326,019)	(5,134,048)	(2,461,213)	(2,622,569)	(1,890,583)	(2,028,855)	(2,016,988)	(2,111,367)

Net increase (decrease) in Class A shares outstanding	1,766,721	499,687	786,326	113,416	924,669	(137,057)	727,940	730,884

Class B:
Sold	69,714	112,404	47,887	79,890	28,575	39,191	20,483	35,394
Issued for distributions reinvested	—	—	29,425	299	25,851	—	4,440	5,615
Redeemed	(421,243)	(532,420)	(275,737)	(344,735)	(122,401)	(147,439)	(51,884)	(78,179)

Net decrease in Class B shares outstanding	(351,529)	(420,016)	(198,425)	(264,546)	(67,975)	(108,248)	(26,961)	(37,170)

150	See notes to financial statements	151

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

1. Significant Accounting Policies—First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”), each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (the “1940 Act”) as open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund and Fund For Income. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Equity Income Fund (formerly Value Fund), Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund (each a “Fund”, collectively, “the Funds”). The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2012 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

International Opportunities Bond Fund seeks total return consisting of income and capital appreciation.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Equity Income Fund seeks total return.

Growth & Income Fund seeks long-term growth of capital and current income.

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

International Fund primarily seeks long-term capital growth.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange

152

or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trusts’ Board of Trustees (the “Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of First Investors Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. As of September 30, 2012, Fund For Income held four securities that were fair valued by FIMCO’s Valuation Committee with an aggregate value of $2,775, representing 0% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer

153

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of September 30, 2012, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess

154

of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At September 30, 2012, capital loss carryovers were as follows:

									Not Subject to
				Year Capital Loss Carryovers Expire					Expiration
									Long	Short
Fund	Total	2013	2014	2015	2016	2017	2018	2019	Term	Term
Government	$3,660,378	$—	$646,760	$1,909,473	$1,063,550	$—	$—	$40,595	$—	$—
Investment
Grade	19,426,536	—	—	—	—	19,426,536	—	—	—	—
Fund For
Income	181,922,972	10,200,012	7,456,986	24,660,250	5,033,118	23,949,720	110,622,886	—	—	—
Equity
Income	18,542,271	—	—	—	—	18,524,300	—	—	17,971	—
Growth &
Income*	271,818	—	—	—	—	—	—	271,818	—	—
Global	26,490,247	—	—	—	—	—	24,434,029	—	—	2,056,218
Select
Growth	68,076,131	—	—	—	—	23,869,023	44,207,108	—	—	—
International	33,194,023	—	—	—	—	10,097,507	20,905,274	2,191,242	—	—

*Due to a tax free reorganization on December 9, 2011 with the Blue Chip Fund that was approved by the Equity Funds’ Board of Trustees, the Fund will have available for utilization $527,495 in capital loss carryovers that will become available for taxable year 2013. This capital loss carryover will expire in 2019 (see Note 12).

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 – 2011, or expected to be taken in the Funds’ 2012 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Distributions to Shareholders—Dividends from net investment income of the Government Fund, Investment Grade Fund, International Opportunities Bond Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions, if any, daily and pays distributions monthly.

155

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Equity Income Fund and Growth & Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund are declared and paid annually. Distributions from net realized capital gains, if any, of each of the Funds are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, late loss deferrals, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of International Opportunities Bond Fund, Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

International Opportunities Bond Fund, Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

156

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon, custodian for the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income, may provide credits against custodian charges based on uninvested cash balance of the Funds. For the year ended September 30, 2012, the Funds did not receive any credits. Brown Brothers Harriman & Co. serves as custodian for the International Opportunities Bond Fund and each Fund in the Equity Funds. The Funds reduced expenses through brokerage service arrangements. For the year ended September 30, 2012, expenses were reduced by $15,017 for the Income Funds and by $19,262 for the Equity Funds under these arrangements.

2. Security Transactions—For the year ended September 30, 2012, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Government	$170,052,801	$132,455,918	$ —	$ —
Investment Grade	249,375,823	189,609,901	—	—
International Opportunities Bond	16,882,360	623,656	—	—
Fund For Income	334,564,937	296,715,044	—	—
Total Return	191,475,984	137,639,330	15,681,954	9,036,909
Equity Income	135,433,524	148,938,296	—	—
Growth & Income	236,390,620	236,282,841	—	—
Global	254,058,648	263,240,715	—	—
Select Growth	143,495,537	132,230,855	—	—
Opportunity	186,310,356	177,460,057	—	—
Special Situations	131,740,910	144,263,837	—	—
International	67,589,252	61,836,249	—	—

157

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

At September 30, 2012, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Government	$368,405,735	$ 17,787,884	$ 7,524	$ 17,780,360
Investment Grade	478,690,101	52,147,726	221,713	51,926,013
International
Opportunities Bond	16,262,757	337,980	2,186	335,794
Fund For Income	565,298,850	31,938,128	9,861,631	22,076,497
Total Return	442,765,482	104,663,333	7,134,453	97,528,880
Equity Income	329,463,768	75,505,055	6,056,716	69,448,339
Growth & Income	949,496,987	333,023,974	34,561,831	298,462,143
Global	239,769,331	50,467,691	3,900,502	46,567,189
Select Growth	201,993,835	76,353,041	2,349,484	74,003,557
Opportunity	406,883,677	143,687,374	10,478,490	133,208,884
Special Situations	284,172,796	74,223,313	8,693,464	65,529,849
International	127,010,012	40,791,140	1,102,582	39,688,558

3. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trusts are officers and directors of the Trusts’ investment adviser, FIMCO, their underwriter, First Investors Corporation (“FIC”), and their transfer agent, Administrative Data Management Corp. (“ADM”). Trustees of the Trusts who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended September 30, 2012, total trustees fees accrued by the Income Funds and Equity Funds amounted to $77,922 and $173,411, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the following rates:

Cash Management Fund—.50% of the Fund’s average daily net assets. For the year ended September 30, 2012, FIMCO has voluntarily waived $531,462 in advisory fees to limit the Fund’s overall expense ratio to .60% on Class A shares and 1.35% on Class B shares. Also, FIMCO has voluntarily waived an additional $169,814 in advisory fees and assumed $515,250 of other Fund expenses to prevent a negative yield on the Fund’s shares.

Government and Investment Grade Funds—.66% on the first $500 million of each Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended

158

September 30, 2012, FIMCO has voluntarily waived $409,327 in advisory fees on Government Fund and $538,255 in advisory fees on Investment Grade Fund to limit the advisory fee to .55% of each Fund’s average daily net assets.

International Opportunities Bond Fund and Fund For Income—.75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. During the period August 20, 2012 (commencement of operations of the International Opportunities Bond Fund) to September 30, 2012, FIMCO has waived, pursuant to an expense limitation agreement, $13,586 in advisory fees and assumed $124,541 in other expenses to limit the Fund’s overall expense ratio to 1.30% (exclusive of certain expenses) on Class A shares. For the year ended September 30, 2012, FIMCO has voluntarily waived $168,295 in advisory fees on Fund For Income to limit the advisory fee to .70% of the Fund’s average daily net assets.

Total Return, Equity Income, Growth & Income, Select Growth, and Opportunity Funds—.75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

Special Situations Fund—1% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2012, FIMCO has voluntarily waived $329,689 in advisory fees to limit the advisory fee to .80% of the Fund’s average daily net assets.

Global Fund—During the period October 1, 2011 to May 18, 2012, the rate was .98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. Effective May 19, 2012, the rate was changed to .95% on the first $600 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. During the period October 1, 2011 to May 18, 2012, FIMCO had voluntarily waived $52,709 in advisory fees on the Fund to limit the advisory fee to .95% of the Fund’s average daily net assets.

International Fund—.98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion.

159

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

For the year ended September 30, 2012, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $10,537,170 and $26,958,388, respectively, of which $1,830,739 and $382,398, respectively, was voluntarily waived by FIMCO as noted above.

FIMCO has entered into an expense limitation agreement with the International Opportunities Bond Fund (“IOBF”) to limit IOBF’s total annual fund operating expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) to 1.30% of the average daily net assets on the Class A shares. The agreement expires on January 31, 2014. For the period August 20, 2012 (commencement of operations) to September 30, 2012, FIMCO assumed $138,127, including $17,731 of offering expenses amortized in connection with the organization of IOBF, under the terms of the agreement. FIMCO and IOBF have agreed that any expenses of IOBF assumed by FIMCO pursuant to this agreement be repaid to FIMCO by IOBF within three years after the date the fee limitation and/or expense reimbursement has been made by FIMCO, provided that such repayment does not cause the expenses of IOBF’s Class A shares to exceed the foregoing limits. The expense limitation agreement may be terminated or amended prior to January 31, 2014 with the approval of IOBF’s Board of Trustees. In connection with the organization of IOBF, organizational costs of $31,726 were incurred and expensed. In addition, offering costs of $157,852 were incurred, which are being amortized over a twelve month period.

For the year ended September 30, 2012, FIC, as underwriter, received from the Income Funds and Equity Funds $8,531,575 and $17,220,124, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $31,274 and $25,012, respectively, to other dealers. For the year ended September 30, 2012, shareholder servicing costs for the Income Funds and Equity Funds included $2,576,904 (of which $49,762 was voluntarily waived by ADM on the Cash Management Fund) and $6,758,575, respectively, in transfer agent fees accrued to ADM and $438,697 and $1,891,557, respectively, in retirement accounts custodian fees accrued to ADM.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FIC a fee up to 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2012, total distribution plan fees accrued to FIC by the Income Funds and Equity Funds amounted to $4,454,528 and $11,035,814, respectively.

160

Brandywine Global Investment Management, LLC, serves as investment subadviser to International Opportunities Bond Fund, Muzinich & Co., Inc., serves as investment subadviser to Fund For Income, Wellington Management Company, LLP serves as investment subadviser to Global Fund, Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund, Paradigm Capital Management, Inc. serves as investment subadviser to Special Situations Fund and Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2012, Investment Grade Fund held twenty-seven 144A securities with an aggregate value of $95,098,283 representing 17.6% of the Fund’s net assets, International Opportunities Bond Fund held one 144A security with a value of $60,144 representing 0.3% of the Fund’s net assets, Fund For Income held ninety-three 144A securities with an aggregate value of $194,959,326 representing 32.1% of the Fund’s net assets, Total Return Fund held twenty-two securities with an aggregate value of $24,723,419 representing 4.6% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these section 4(2) securities are deemed to be liquid. At September 30, 2012, Cash Management Fund held six Section 4(2) securities with an aggregate value of $23,298,737 representing 17.1% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk—The investments of Fund For Income in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Forward Currency Contracts—Forward currency contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Opportunities Bond Fund, Global Fund and the International Fund purchase or sell foreign securities they may enter into a forward currency contract to attempt to manage exposure to foreign exchange risk between the trade date and the settlement date of such transactions. The Funds could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of

161

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

the foreign currency changes unfavorably. Forward currency contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Funds’ assets. The International Opportunities Bond Fund, Global Fund and International Fund had no forward currency contracts outstanding as of September 30, 2012.

7. Foreign Exchange Contracts—The International Opportunities Bond Fund, Global Fund and the International Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Funds. The Funds could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Funds’ assets.

The International Opportunities Bond Fund had the following foreign exchange contracts open at September 30, 2012:

Contracts to Buy						Unrealized
Foreign Currency		In Exchange for		Settlement Date	Gain (Loss)
1,191,000	Turkish Lira	US	$ 652,669	11/9/12	US	$ 10,619
332,000,000	Chilean Peso		686,442	11/16/12		13,169
1,774,000	Brazilian Real		864,652	11/19/12		9,757
112,000	British Pound		181,647	12/13/12		(788)
30,000	Indian Rupee		543,122	3/20/13		25,652
			$2,928,532			$ 58,409

Contracts to Sell						Unrealized
Foreign Currency		In Exchange for		Settlement Date	Gain (Loss)
2,311,000	Australian Dollar	US	$2,398,300	10/10/12	US	$ (4,911)
543,000	Euro		683,304	11/5/12		(15,268)
1,191,000	Turkish Lira		662,476	11/9/12		(812)
109,000	British Pound		176,099	12/13/12		85
929,000	New Zealand Dollar		760,601	12/14/12		(11,122)
			$4,680,780			$(32,028)
Net Unrealized Gain on Forward Currency Contracts						$ 26,381

162

Fair Value of Derivative Instruments — The fair value of derivative instruments on the International Opportunities Bond Fund as of September 30, 2012, was as follows:

	Assets Derivatives		Liability Derivatives
Derivatives not accounted for
as hedging instruments under	Statements of Assets		Statements of Assets
Statement 133	and Liabilities Location	Value	and Liabilities Location	Value
Foreign exchange contracts:	Unrealized appreciation		Unrealized depreciation
	of foreign exchange		of foreign exchange
	contracts	$58,409	contracts	$32,028

The Global Fund and International Fund had no foreign exchange contracts open as of September 30, 2012.

The effect of International Opportunities Bond and Global Funds’ derivative instruments on the Statement of Operations are as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Loss
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:
International Opportunities Bond Fund	$(10,082)
Global Fund	$(63,726)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized Appreciation
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:
International Opportunities Bond Fund	$26,381

8. Capital—The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated two classes of shares, Class A shares and Class B shares (each, a “Class”), except for International Opportunities Bond Fund, which has only designated Class A shares. Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A and

163

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

Class B shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Trusts. The Class A and Class B shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

9. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2012 and September 30, 2011 were as follows:

	Year Ended September 30, 2012			Year Ended September 30, 2011
	Distributions			Distributions
	Declared from			Declared from
		Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
Fund	Income	Gain	Total	Income	Gain	Total
Government	$12,155,577	$ —	$12,155,577	$12,147,098	$—	$12,147,098
Investment Grade	20,074,396	—	20,074,396	18,824,838	—	18,824,838
International
Opportunities Bond	24,887	—	24,887	N/A	N/A	N/A
Fund For Income	35,665,019	—	35,665,019	36,182,918	—	36,182,918
Total Return	8,939,972	—	8,939,972	9,309,019	—	9,309,019
Equity Income	5,040,742	—	5,040,742	5,674,996	—	5,674,996
Growth & Income	9,129,438	—	9,129,438	8,996,911	—	8,996,911
Global	688,744	—	688,744	—	—	—
Opportunity	2,940,690	15,873,389	18,814,079	792,911	—	792,911
Special Situations	387,088	23,479,691	23,866,779	—	—	—
International	2,185,379	—	2,185,379	2,309,096	—	2,309,096

164

As of September 30, 2012, the components of distributable earnings (deficit) on a tax basis were as follows:

						Total
	Undistributed	Undistributed	Capital	Other		Distributable
	Ordinary	Capital	Losses	Accumulated	Unrealized	Earnings
Fund	Income	Gains	Carryover	Losses*	Appreciation	(Deficit)**
Government	$ 47,140	$ —	$ (3,660,378)	$(2,980,400)	$ 17,780,360	$ 11,186,722
Investment Grade	89,971	—	(19,426,536)	—	51,926,013	32,589,448
International
Opportunities Bond	9,917	—	—	—	364,000	373,917
Fund For Income	1,157,402	—	(181,922,972)	—	22,076,497	(158,689,073)
Total Return	2,722,209	4,493,755	—	—	97,528,880	104,744,844
Equity Income	2,492,483	—	(18,542,271)	(1,320,522)	69,448,339	52,078,029
Growth & Income	7,041,552	—	(271,818)	(527,495)	298,462,143	304,704,382
Global	779,820	—	(26,490,247)	(987,618)	46,531,711	19,833,666
Select Growth	—	—	(68,076,131)	(1,449,594)	74,003,557	4,477,832
Opportunity	9,642,813	9,936,464	—	—	133,208,884	152,788,161
Special Situations	4,548,247	2,096,132	—	—	65,529,849	72,174,228
International	—	—	(33,194,023)	(191,854)	39,685,008	6,299,131

*Other accumulated losses consist of late loss deferrals, post-October loss deferrals and capital loss carryovers that cannot yet be utilized.

**Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales and amortization of bond premium and discounts.

For the year ended September 30, 2012, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts, bond premium amortization, foreign currency transactions, paydowns on securities, fund organization expenses and expiration of capital loss carryovers.

		Undistributed	Accumulated
		Ordinary Income	Capital Gains
Fund	Capital Paid In	(Deficit)	(Losses)
Government	$ —	$ 3,640,160	$ (3,640,160)
Investment Grade	—	1,232,973	(1,232,973)
International
Opportunities Bond	(4,860)	749	4,111
Fund For Income	(17,851,702)	952,512	16,899,190
Total Return	—	722,115	(722,115)
Global	—	(122,451)	122,451
Select Growth	(285,356)	285,356	—
International	(1,236,337)	1,032,592	203,745

165

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2012

10. New Accounting Pronouncements—In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 relates to disclosures about offsetting assets and liabilities. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

11. Subsequent Events—Subsequent events occurring after September 30, 2012 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

12. Reorganization of Blue Chip Fund into Growth & Income Fund—On December 9, 2011, the Growth & Income Fund acquired all of the net assets of the Blue Chip Fund in connection with a tax-free reorganization that was approved by the Equity Funds’ Board of Trustees. The Growth & Income Fund issued 25,233,878 Class A shares and 715,868 Class B shares to the Blue Chip Fund in connection with the reorganization. In return, it received net assets of $373,986,545 from the Blue Chip Fund (which included $31,271,862 of unrealized appreciation and $17,652,665 of accumulated net realized losses). The Growth & Income Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Growth & Income Fund and Blue Chip Fund immediately before the acquisition were $1,106,393,661 consisting of, with respect to Growth & Income Fund, $732,407,116 ($712,314,779 Class A and $20,092,337 Class B) and, with respect to Blue Chip Fund, $373,986,545 ($364,273,402 Class A and $9,713,143 Class B).

13. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of

166

Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding by the Committee has been stayed since it was filed (other than for limited discovery and service of the complaint). The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. This suit has been removed to the United States District Court for the Southern District of New York and consolidated with other substantially similar suits against other former Tribune shareholders. The Bondholder Plaintiffs also seek to recover payments of the proceeds of the LBO. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $1,526,566 in connection with the LBO, representing 0.38% of its net assets as of September 30, 2012. The Blue Chip Fund received proceeds of $790,772 in connection with the LBO, representing 0.06% of the net assets of Growth & Income Fund as of September 30, 2012. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

167

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended
September 30, except as otherwise indicated..

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income	Expenses	Income (Loss)	Rate
CASH MANAGEMENT FUND

Class A
2008	$ 1.00	$.027	—	$.027	$.027	—	$.027	$ 1.00	2.69%	$234.80%		.80%	2.63%	.92%	2.51%	N/A
2009	1.00	.005	—	.005	.005	—	.005	1.00	0.54	172.71		.71	.58	1.03	.26	N/A
2010	1.00	—	—	—	—	—	—	1.00	0.00	134.30		.30	.00	1.08	(.78)	N/A
2011	1.00	—	—	—	—	—	—	1.00	0.00	148.17		.17	.00	1.06	(.89)	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.00	135.12		.12	.00	1.02	(.90)	N/A
Class B
2008	1.00	.019	—	.019	.019	—	.019	1.00	1.92	4	1.55	1.55	1.88	1.67	1.76	N/A
2009	1.00	.001	—	.001	.001	—	.001	1.00	0.14	3	1.13	1.13	.16	1.78	(.49)	N/A
2010	1.00	—	—	—	—	—	—	1.00	0.00	2.30		.30	.00	1.83	(1.53)	N/A
2011	1.00	—	—	—	—	—	—	1.00	0.00	2.17		.17	.00	1.81	(1.64)	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.00	1.12		.12	.00	1.77	(1.65)	N/A
GOVERNMENT FUND

Class A
2008	$10.64	$ .49	$.11	$ .60	$ .48	—	$ .48	$10.76	5.73%	$228	1.10%	1.10%	4.29%	1.24%	4.15%	37%
2009	10.76	.47	.44	.91	.47	—	.47	11.20	8.59	287	1.10	1.10	4.03	1.26	3.87	43
2010	11.20	.43	.16	.59	.43	—	.43	11.36	5.39	326	1.13	1.13	3.44	1.24	3.33	42
2011	11.36	.36	.28	.64	.41	—	.41	11.59	5.73	347	1.12	1.12	3.12	1.23	3.01	35
2012	11.59	.27	.04	.31	.38	—	.38	11.52	2.71	382	1.10	1.10	2.28	1.21	2.17	36
Class B
2008	10.64	.41	.12	.53	.41	—	.41	10.76	4.99	12	1.80	1.80	3.59	1.94	3.45	37
2009	10.76	.39	.43	.82	.39	—	.39	11.19	7.75	13	1.80	1.80	3.33	1.96	3.17	43
2010	11.19	.35	.17	.52	.36	—	.36	11.35	4.70	11	1.83	1.83	2.74	1.94	2.63	42
2011	11.35	.26	.29	.55	.33	—	.33	11.57	4.94	7	1.82	1.82	2.42	1.93	2.31	35
2012	11.57	.17	.07	.24	.30	—	.30	11.51	2.11	6	1.80	1.80	1.59	1.91	1.47	36

168	169

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
	Investment Operations				from						Ratio to Average Net				Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**				Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	After Fee	Before Fee		Investment		Investment	Turnover
	of Period	Income	Investments	Operations	Income	Gain	Distributions	Period	Return *	(in millions)	Credits	Credits	(a)	Income	Expenses	Income	Rate
INVESTMENT GRADE FUND

Class A
2008	$ 9.42	$.48	$(1.20)	$(.72)	$.47	—	$.47	$ 8.23	(8.12)%	$268	1.10%	1.10%		4.80%	1.23%	4.67%	127%
2009	8.23	.49	.85	1.34	.47	—	.47	9.10	17.06	325	1.10	1.10		5.29	1.27	5.12	79
2010	9.10	.44	.72	1.16	.45	—	.45	9.81	13.09	405	1.12	1.12		4.75	1.23	4.64	56
2011	9.81	.40	(.16)	.24	.43	—	.43	9.62	2.48	437	1.11	1.11		3.94	1.22	3.83	34
2012	9.62	.38	.68	1.06	.41	—	.41	10.27	11.22	532	1.08	1.08		3.54	1.19	3.43	40
Class B
2008	9.41	.42	(1.21)	(.79)	.40	—	.40	8.22	(8.78)	17	1.80	1.80		4.10	1.93	3.97	127
2009	8.22	.44	.85	1.29	.40	—	.40	9.11	16.35	16	1.80	1.80		4.59	1.97	4.42	79
2010	9.11	.39	.70	1.09	.39	—	.39	9.81	12.20	14	1.82	1.82		4.05	1.93	3.94	56
2011	9.81	.33	(.16)	.17	.36	—	.36	9.62	1.81	10	1.81	1.81		3.24	1.92	3.13	34
2012	9.62	.32	.66	.98	.34	—	.34	10.26	10.41	8	1.78	1.78		2.84	1.89	2.74	40
INTERNATIONAL OPPORTUNITIES BOND FUND

Class A
2012(b)	$10.00	$.01	$ .23	$ .24	$.02	—	$.02	$10.22	2.35%††	$ 20	1.30 †	1.30	†	1.10 †	9.76 †	(6.12)†	5%
FUND FOR INCOME

Class A
2008	$2.99	$.21	$(.54)	$(.33)	$.21	—	$.21	$2.45	(11.58)%	$460	1.29%	1.29%		7.40%	1.30%	7.39%	17%
2009	2.45	.20	(.13)	.07	.20	—	.20	2.32	4.28	438	1.38	1.38		9.10	1.42	9.06	73
2010	2.32	.17	.18	.35	.18	—	.18	2.49	15.68	505	1.29	1.29		7.32	1.33	7.28	78
2011	2.49	.17	(.14)	.03	.17	—	.17	2.35	1.00	505	1.27	1.27		6.43	1.30	6.40	75
2012	2.35	.16	.25	.41	.16	—	.16	2.60	17.79	602	1.26	1.26		6.01	1.29	5.98	54
Class B
2008	2.99	.19	(.54)	(.35)	.19	—	.19	2.45	(12.25)	15	1.99	1.99		6.70	2.00	6.69	17
2009	2.45	.19	(.13)	.06	.18	—	.18	2.33	3.75	12	2.08	2.08		8.40	2.12	8.36	73
2010	2.33	.16	.16	.32	.16	—	.16	2.49	14.43	11	1.99	1.99		6.62	2.03	6.58	78
2011	2.49	.15	(.13)	.02	.16	—	.16	2.35	.38	8	1.97	1.97		5.75	2.00	5.72	75
2012	2.35	.13	.26	.39	.14	—	.14	2.60	17.01	6	1.96	1.96		5.31	1.99	5.28	54

* Calculated without sales charges.

** Net of expenses waived or assumed by FIMCO and ADM (Note 3).

(a) The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).

(b) For the period August 20, 2012 (commencement of operations) to September 30, 2012.

† Annualized

†† Not annualized

170	171

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Net Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income	Expenses	Income	Rate
TOTAL RETURN FUND

Class A
2008	$15.86	$.36	$(2.31)	$(1.95)	$.37	$.30	$.67	$13.24	(12.66)%	$304	1.34%	1.34%	2.32%	N/A	N/A	59%
2009	13.24	.30	.03	.33	.32	—	.32	13.25	2.77	316	1.43	1.43	2.35	N/A	N/A	53
2010	13.25	.28	.95	1.23	.29	—	.29	14.19	9.38	361	1.37	1.37	2.02	N/A	N/A	40
2011	14.19	.31	(.06)	.25	.34	—	.34	14.10	1.65	385	1.33	1.33	1.97	N/A	N/A	36
2012	14.10	.30	2.71	3.01	.30	—	.30	16.81	21.46	532	1.32	1.32	1.79	N/A	N/A	32
Class B
2008	15.63	.26	(2.29)	(2.03)	.27	.30	.57	13.03	(13.35)	25	2.04	2.04	1.62	N/A	N/A	59
2009	13.03	.21	.03	.24	.23	—	.23	13.04	2.10	21	2.13	2.13	1.65	N/A	N/A	53
2010	13.04	.18	.94	1.12	.20	—	.20	13.96	8.62	17	2.07	2.07	1.32	N/A	N/A	40
2011	13.96	.19	(.04)	.15	.23	—	.23	13.88	1.01	13	2.03	2.03	1.30	N/A	N/A	36
2012	13.88	.18	2.65	2.83	.18	—	.18	16.53	20.49	11	2.02	2.02	1.09	N/A	N/A	32
EQUITY INCOME†

Class A
2008	$8.14	$.12	$(1.49)	$(1.37)	$.12	—	$.12	$ 6.65	(16.91)%	$334	1.35%	1.35%	1.62%	N/A	N/A	17%
2009	6.65	.11	(.64)	(.53)	.11	—	.11	6.01	(7.81)	308	1.48	1.48	2.14	N/A	N/A	15
2010	6.01	.09	.49	.58	.09	—	.09	6.50	9.76	335	1.38	1.38	1.45	N/A	N/A	21
2011	6.50	.11	(.30)	(.19)	.11	—	.11	6.20	(3.12)	318	1.35	1.35	1.60	N/A	N/A	29
2012	6.20	.13	1.44	1.57	.10	—	.10	7.67	25.36	392	1.33	1.33	1.75	N/A	N/A	38
Class B
2008	8.01	.07	(1.46)	(1.39)	.07	—	.07	6.55	(17.42)	17	2.05	2.05	.92	N/A	N/A	17
2009	6.55	.08	(.64)	(.56)	.07	—	.07	5.92	(8.43)	12	2.18	2.18	1.44	N/A	N/A	15
2010	5.92	.05	.48	.53	.05	—	.05	6.40	8.97	11	2.08	2.08	.75	N/A	N/A	21
2011	6.40	.06	(.30)	(.24)	.06	—	.06	6.10	(3.87)	8	2.05	2.05	.90	N/A	N/A	29
2012	6.10	.08	1.42	1.50	.05	—	.05	7.55	24.56	7	2.03	2.03	1.02	N/A	N/A	38

172	173

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from							Ratio to Average			Assets Before Expenses
	Net Asset	Net	Net Realized				Distributions		Net Asset			Net Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net	in Excess of		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Net Investment	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Income	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	Income (Loss)	Rate
GROWTH & INCOME FUND

Class A
2008	$16.86	$.14	$(3.66)	$(3.52)	$.11	$ .23	—	$ .34	$13.00	(21.23)%	$ 623	1.35%	1.35%	.94%	N/A	N/A	24%
2009	13.00	.09	(1.02)	(.93)	.14	.02	—	.16	11.91	(6.93)	578	1.51	1.51	.90	N/A	N/A	26
2010	11.91	.09	.98	1.07	.07	—	—	.07	12.91	9.01	626	1.39	1.39	.68	N/A	N/A	25
2011	12.91	.19	(.14)	.05	.18	—	—	.18	12.78	.25	626	1.34	1.34	1.33	N/A	N/A	24
2012	12.78	.21	3.81	4.02	.14	—	—	.14	16.66	31.60	1,226	1.29	1.29	1.35	N/A	N/A	22
Class B
2008	15.99	.03	(3.47)	(3.44)	.02	.23	—	.25	12.30	(21.82)	41	2.05	2.05	.24	N/A	N/A	24
2009	12.30	.01	(.97)	(.96)	.10	.02	—	.12	11.22	(7.59)	30	2.21	2.21	.20	N/A	N/A	26
2010	11.22	(.03)	.95	.92	—	—	—	—	12.14	8.23	26	2.09	2.09	(.02)	N/A	N/A	25
2011	12.14	.08	(.12)	(.04)	.09	—	—	.09	12.01	(.44)	20	2.04	2.04	.66	N/A	N/A	24
2012	12.01	.10	3.58	3.68	.05	—	—	.05	15.64	30.71	27	1.99	1.99	.63	N/A	N/A	22
GLOBAL FUND

Class A
2008	$ 8.82	$.03	$(1.97)	$(1.94)	$.01	$1.12	$ —	$1.13	$ 5.75	(25.44)%	$ 249	1.70%	1.70%	.39%	1.73%	.36%	133%
2009	5.75	.02	—	.02	.02	—	.02	.04	5.73	.53	249	1.90	1.90	.38	1.93	.35	141
2010	5.73	—	.42	.42	.01	—	—	.01	6.14	7.33	269	1.72	1.72	.04	1.75	.01	92
2011	6.14	.01	(.61)	(.60)	—	—	—	—	5.54	(9.77)	241	1.67	1.67	.18	1.70	.15	103
2012	5.54	.03	1.24	1.27	.02	—	—	.02	6.79	22.88	283	1.68	1.69	.44	1.70	.42	94
Class B
2008	7.98	(.02)	(1.75)	(1.77)	—	1.12	—	1.12	5.09	(25.91)	9	2.40	2.40	(.31)	2.43	(.34)	133
2009	5.09	(.03)	—	(.03)	.01	—	.02	.03	5.03	(.37)	7	2.60	2.60	(.32)	2.63	(.35)	141
2010	5.03	(.06)	.39	.33	—	—	—	—	5.36	6.56	7	2.42	2.42	(.66)	2.45	(.69)	92
2011	5.36	(.09)	(.46)	(.55)	—	—	—	—	4.81	(10.26)	5	2.37	2.37	(.55)	2.40	(.58)	103
2012	4.81	(.09)	1.15	1.06	.01	—	—	.01	5.86	21.99	4	2.38	2.39	(.27)	2.40	(.29)	94

174	175

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset			Net Assets**			Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	Income	Rate
SELECT GROWTH FUND

Class A
2008	$10.21	$(.04)	$(2.06)	$(2.10)	—	$1.42	$1.42	$ 6.69	(23.84)%	$207	1.46%	1.47%	(.52)%	N/A	N/A	99%
2009	6.69	(.02)	(1.34)	(1.36)	—	—	—	5.33	(20.33)	170	1.67	1.67	(.51)	N/A	N/A	120
2010	5.33	(.03)	.49	.46	—	—	—	5.79	8.63	184	1.56	1.56	(.48)	N/A	N/A	98
2011	5.79	(.02)	.54	.52	—	—	—	6.31	8.98	203	1.45	1.45	(.28)	N/A	N/A	62
2012	6.31	(.03)	1.70	1.67	—	—	—	7.98	26.47	271	1.42	1.42	(.35)	N/A	N/A	53
Class B
2008	9.70	(.09)	(1.94)	(2.03)	—	1.42	1.42	6.25	(24.43)	18	2.16	2.17	(1.22)	N/A	N/A	99
2009	6.25	(.06)	(1.25)	(1.31)	—	—	—	4.94	(20.96)	10	2.37	2.37	(1.21)	N/A	N/A	120
2010	4.94	(.07)	.46	.39	—	—	—	5.33	7.90	8	2.26	2.26	(1.18)	N/A	N/A	98
2011	5.33	(.07)	.51	.44	—	—	—	5.77	8.26	7	2.15	2.15	(.98)	N/A	N/A	62
2012	5.77	(.09)	1.57	1.48	—	—	—	7.25	25.65	6	2.12	2.12	(1.07)	N/A	N/A	53
OPPORTUNITY FUND††

Class A
2008	$31.32	$ —	$(5.53)	$(5.53)	$.14	$2.66	$2.80	$22.99	(19.40)%	$377	1.39%	1.40%	(.01)%	N/A	N/A	40%
2009	22.99	.01	(1.61)	(1.60)	—	.63	.63	20.76	(6.24)	355	1.58	1.58	.09	N/A	N/A	35
2010	20.76	.05	2.65	2.70	—	—	—	23.46	13.01	402	1.44	1.44	.24	N/A	N/A	40
2011	23.46	.17	.49	.66	.05	—	.05	24.07	2.77	415	1.36	1.36	.62	N/A	N/A	37
2012	24.07	.26	6.10	6.36	.17	.89	1.06	29.37	26.99	530	1.35	1.35	.94	N/A	N/A	36
Class B
2008	28.31	(.21)	(4.89)	(5.10)	.14	2.66	2.80	20.41	(19.99)	32	2.09	2.10	(.71)	N/A	N/A	40
2009	20.41	(.10)	(1.47)	(1.57)	—	.63	.63	18.21	(6.90)	23	2.28	2.28	(.61)	N/A	N/A	35
2010	18.21	(.14)	2.37	2.23	—	—	—	20.44	12.25	20	2.14	2.14	(.52)	N/A	N/A	40
2011	20.44	(.10)	.52	.42	.01	—	.01	20.85	2.04	15	2.06	2.06	(.04)	N/A	N/A	37
2012	20.85	.01	5.31	5.32	.13	.89	1.02	25.15	26.12	13	2.05	2.05	.15	N/A	N/A	36

176	177

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average			Assets Before Expenses
											Net Assets**			Waived or Assumed
	Net Asset	Net	Net Realized					Net Asset
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	Income (Loss)	Rate
SPECIAL SITUATIONS FUND

Class A
2008	$24.27	$ .03	$(2.93)	$(2.90)	$ —	$1.22	$1.22	$20.15	(12.67)%	$258	1.49%	1.50%	.14%	1.61%	.02%	52%
2009	20.15	.03	(1.23)	(1.20)	.02	.53	.55	18.40	(5.28)	246	1.64	1.64	.22	1.82	.04	55
2010	18.40	(.05)	2.31	2.26	—	—	—	20.66	12.28	274	1.52	1.52	(.28)	1.65	(.41)	64
2011	20.66	.03	1.03	1.06	—	—	—	21.72	5.13	285	1.44	1.44	.13	1.54	.03	73
2012	21.72	.01	4.46	4.47	.03	1.76	1.79	24.40	21.19	343	1.43	1.43	.03	1.53	(.07)	41
Class B
2008	21.73	(.13)	(2.57)	(2.70)	—	1.22	1.22	17.81	(13.26)	12	2.19	2.20	(.56)	2.31	(.68)	52
2009	17.81	(.10)	(1.09)	(1.19)	—	.53	.53	16.09	(5.99)	9	2.34	2.34	(.48)	2.52	(.66)	55
2010	16.09	(.25)	2.11	1.86	—	—	—	17.95	11.56	8	2.22	2.22	(.94)	2.35	(1.07)	64
2011	17.95	(.13)	.92	.79	—	—	—	18.74	4.40	6	2.14	2.14	(.55)	2.24	(.65)	73
2012	18.74	(.15)	3.84	3.69	—	1.76	1.76	20.67	20.33	5	2.13	2.13	(.67)	2.23	(.77)	41
INTERNATIONAL FUND

Class A
2008	$13.18	$ .07	$(3.45)	$(3.38)	$ —	$ .32	$ .32	$ 9.48	(26.37)%	$105	1.95%	1.95%	.20%	1.94%	.20%	122%
2009	9.48	.29	(.74)	(.45)	.13	—	.13	8.90	(4.52)	108	2.20	2.20	1.16	N/A	N/A	60
2010	8.90	.15	1.15	1.30	.02	—	.02	10.18	14.63	130	1.97	1.97	1.33	N/A	N/A	32
2011	10.18	.12	(.59)	(.47)	.17	—	.17	9.54	(4.70)	128	1.88	1.88	1.20	N/A	N/A	30
2012	9.54	.10	2.20	2.30	.16	—	.16	11.68	24.34	166	1.82	1.82	.86	N/A	N/A	41
Class B
2008	13.07	(.02)	(3.40)	(3.42)	—	.32	.32	9.33	(26.91)	4	2.65	2.65	(.50)	2.64	(.50)	122
2009	9.33	.22	(.72)	(.50)	.12	—	.12	8.71	(5.19)	3	2.90	2.90	.46	N/A	N/A	60
2010	8.71	.08	1.12	1.20	—	—	—	9.91	13.78	4	2.67	2.67	.59	N/A	N/A	32
2011	9.91	.01	(.52)	(.51)	.16	—	.16	9.24	(5.30)	3	2.58	2.58	.30	N/A	N/A	30
2012	9.24	(.04)	2.19	2.15	.14	—	.14	11.25	23.50	3	2.52	2.52	(.02)	N/A	N/A	41

* Calculated without sales charges.

** Net of expenses waived or assumed by FIMCO (Note 3).

† Prior to September 4, 2012, known as Value Fund.

†† Prior to January 31, 2008, known as Mid-Cap Opportunity Fund.

(a) The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1G).

178	See notes to financial statements	179

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund and Fund For Income (each a series of First Investors Income Funds), and the Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund (each a series of First Investors Equity Funds), as of September 30, 2012, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

180

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Government Fund, Investment Grade Fund, International Opportunities Bond Fund, Fund For Income, Total Return Fund, Equity Income Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund, as of September 30, 2012, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 28, 2012

181

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS INCOME FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreement with Muzinich & Co., Inc.

The First Investors Income Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-adviser, on behalf of each of the Trust’s funds, must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (or sub-advisory agreement, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (or sub-advisory agreement, as applicable). The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s advisory agreement (or sub-advisory agreement, as applicable), including the services and support provided to each fund and its shareholders.

On April 19, 2012 (the “April Meeting”), the Independent Trustees met in person with First Investors Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (or sub-advisory agreement, as applicable). The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the advisory agreement (or sub-advisory agreement, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the advisory agreement (or sub-advisory agreement, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 17, 2012 (the “May Meeting”).

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the “Funds”): Government Fund, Investment Grade Fund, Fund For Income and Cash

182

Management Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) with Muzinich & Co., Inc. (“Muzinich”) with respect to the Fund For Income.

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreement for the Fund For Income, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreement for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO and Muzinich and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers and information on FIMCO’s plans to grow the assets of the Funds over the next five years. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

183

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, Muzinich furnished, and the Board reviewed, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by Muzinich to the Fund For Income; (2) the sub-advisory fee rates charged by Muzinich and a comparison of those fee rates to the fee rates of Muzinich for providing advisory services to other investment companies or accounts with an investment mandate similar to the Fund For Income; (3) profitability information provided by Muzinich; and (4) any “fall out” or ancillary benefits accruing to Muzinich as a result of the relationship with the Fund For Income.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreement for the Fund For Income were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreement. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Advisory Agreement for each Fund and the Sub-Advisory Agreement with Muzinich.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex.

184

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the First Investors funds is small by comparison to the industry average account size. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers. The Board noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by Muzinich to the Fund For Income. The Board considered Muzinich’s investment management process in managing the Fund For Income and the experience and capability of its personnel responsible for the portfolio management of the Fund For Income. The Board also considered information regarding the resources and staffing in place with respect to the services provided by Muzinich.

185

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the Fund For Income by Muzinich were consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable, and supported approval of the Advisory Agreement and Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Trustees reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2012 (the “year-to-date period”). The Board also reviewed the annual yield of each Fund for each of the past five calendar years. With regard to the performance and yield information, the Board considered the performance and yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that the each Fund except the Government Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. The Board also noted that the yield for the Investment Grade Fund and Government Fund for each of the past five calendar years fell within one of the top three quintiles, the yield for the Fund For Income for three of the past five calendar years fell within one of the top three quintiles and the yield for the Cash Management Fund fell within one of the top three quintiles for one of the past five calendar years. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.

186

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreement for the Fund For Income.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board considered that FIMCO informed the Board that it intends to: (i) extend, on a voluntary basis, the existing total expense cap limitation for the Cash Management Fund until May 31, 2013; and (ii) extend, on a voluntary basis, the existing management fee caps for the Fund For Income, Government Fund and Investment Grade Fund until May 31, 2013. The Board also considered that, with respect to the Cash Management Fund, FIMCO was waiving 100% of its management fees and reimbursing a portion of other expenses to avoid a negative return for shareholders due to the extraordinarily low interest rate environment.

In considering the sub-advisory fee rates charged by and costs and profitability of Muzinich with regard to the Fund For Income, the Board noted that FIMCO pays Muzinich a sub-advisory fee from its own advisory fee rather than the Fund paying Muzinich a fee directly. Muzinich provided, and the Board reviewed, information comparing the fees charged by Muzinich for services to the Fund For Income versus the fee rates of Muzinich for providing advisory services to other comparable investment companies or accounts. Based on a review of this information, the Board noted that the fees charged by Muzinich for services to the Fund For Income appeared competitive to the fees Muzinich charges to its other comparable investment companies or accounts.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other

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Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

non-management fees, the Board took into account management’s explanation that: (i) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (ii) overall Fund expenses cover certain check-writing and wiring privileges for Cash Management Fund shareholders at no additional cost; (iii) the custodial fees for shareholders who invest in the Funds through retirement accounts are paid by the Funds and are reflected in the Funds’ total expense ratio, and a significant majority of the shares of the Funds, other than the Cash Management Fund, are held in retirement accounts; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2011, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds. Based on the information provided, the Board also noted that FIMCO operates the Cash Management Fund at a loss.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Cash Management Fund, includes breakpoints to account for management economies of scale. With respect to

188

the Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO and Muzinich as a result of their relationship with the Funds. The Board considered the profits earned or losses incurred by ADM and the income received by FIC as a result of FIMCO’s management of the First Investors funds. The Board also considered the fact that Muzinich does not engage in any soft dollar arrangements.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement with Muzinich.

189

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS INCOME FUNDS

Consideration of the Investment Advisory Agreement and the Sub-Advisory Agreement with Brandywine Global Investment Management, LLC with respect to the First Investors International Opportunities Bond Fund

At the May 17, 2012 meeting (the “May Meeting”) of the Board of Trustees (the “Board”) of the First Investors Income Funds (the “Trust”), the Board, including a majority of the Independent Trustees, discussed and approved, for the new First Investors International Opportunities Bond Fund (the “Fund”), the investment advisory agreement (the “Advisory Agreement”) with First Investors Management Company, Inc. (“FIMCO”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Brandywine Global Investment Management, LLC (“Brandywine,” and together with FIMCO, the “Advisers”).

The Trustees were provided with detailed materials relating to the Advisers in advance of and at the May Meeting. The material factors and conclusions that formed the basis for the approval are discussed below. In addition, the Trustees met in person with FIMCO, Brandywine, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others.

In making their determinations, the Trustees took into account management style, investment strategies, investment philosophy and process, Brandywine’s past performance, Brandywine’s personnel that would be serving the Fund, and prevailing market conditions. In evaluating the Advisory Agreement and Sub-Advisory Agreement, the Trustees also reviewed information provided by the Advisers, including the terms of such Agreements and information regarding fee arrangements, including the structure of the advisory and sub-advisory fees, that FIMCO will pay Brandywine out of FIMCO’s advisory fees, the method of computing fees, and the frequency of payment of fees. The Trustees also reviewed reports from Lipper Inc. (“Lipper”), an independent provider of investment company data, comparing the Fund’s contractual advisory fee and total expenses with an expense universe created by Lipper of similar or peer group funds. In addition, the Trustees reviewed, among other things, information regarding Brandywine’s compliance program, financial condition, insurance coverage, portfolio manager compensation and brokerage practices.

* * *

190

After extensive discussion and consideration among themselves, and with the Advisers, Trust counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

• The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

• The prospects for satisfactory investment performance of the Fund were reasonable;

• Shareholders of the Fund may benefit from economies of scale in the future as assets grow due to breakpoints included in the fee schedule for the Advisory Agreement;

• The cost of services to be provided by the Advisers to the Fund was fair and reasonable in relation to the services and benefits to be provided to the Fund and that profits to be realized by the Advisers and their affiliates from their relationship with the Fund would be assessed after a reasonable period of Fund operations; and

• The Advisers may receive certain “fall out” or ancillary benefits by obtaining research and other services from broker-dealers that execute brokerage transactions for the Fund.

* * *

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, concluded that the approval of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved such Agreements.

191

Board Considerations of Advisory Contracts and Fees
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Wellington Management Company, LLP, Paradigm Capital Management, Inc., Smith Group Asset Management, LP and Vontobel Asset Management, Inc.

The First Investors Equity Funds’ (the “Trust”) investment advisory agreements with the Trust’s investment adviser and, as applicable, sub-advisers, on behalf of each of the Trust’s funds, must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Trustees or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Trustees who are not parties to the advisory agreement (or sub-advisory agreements, as applicable) or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has four regularly scheduled and two informal meetings each year and takes into account throughout the year matters bearing on the approval of the advisory agreement (or sub-advisory agreements, as applicable). The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s advisory agreement (or sub-advisory agreements, as applicable), including the services and support provided to each fund and its shareholders.

On April 19, 2012 (the “April Meeting”), the Independent Trustees met in person with First Investors Management Company, Inc. (“FIMCO”), the Trust’s investment adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) and others to give preliminary consideration to information bearing on the continuation of the advisory agreement (or sub-advisory agreements, as applicable). The primary purpose of the April Meeting was to ensure that the Independent Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the advisory agreement (or sub-advisory agreements, as applicable), and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the advisory agreement (or sub-advisory agreements, as applicable) outside the presence of management. As part of the April Meeting, the Independent Trustees asked FIMCO to respond to certain additional questions prior to the contract approval meeting of the Board to be held on May 17, 2012 (the “May Meeting”).

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between FIMCO and each of the following funds (each a “Fund” and collectively the

192

“Funds”): Growth & Income Fund, Total Return Fund, Value Fund (now called Equity Income Fund), Opportunity Fund, Special Situations Fund, Select Growth Fund, Global Fund and International Fund. In addition, at the May Meeting, the Board, including a majority of the Independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Paradigm Capital Management, Inc. (“Paradigm”) with respect to the Special Situations Fund; (3) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (4) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Global Fund, Special Situations Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the April Meeting and May Meeting. Information furnished at Board and/or Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO, WMC, Paradigm, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the April Meeting and/or May Meeting, the Independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, that included, among other things: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, FIMCO furnished, and the Board considered, information concerning various aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included

193

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers and information on FIMCO’s plans to grow the assets of the Funds over the next five years. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO.

In addition, in response to specific requests from the Independent Trustees in connection with the April Meeting and/or May Meeting, WMC, Paradigm, Smith Group and Vontobel furnished, and the Board reviewed, information concerning various aspects of their respective operations, including: (1) the nature, extent and quality of services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Paradigm, Smith Group and Vontobel and a comparison of those fee rates to the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other investment companies or accounts or compared to their standard fee schedule, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability information provided by WMC, Paradigm, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to WMC, Paradigm, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund.

In considering the information and materials described above, the Independent Trustees took into account management style, investment strategies and prevailing market conditions. Moreover, the Independent Trustees received assistance from and met separately with Independent Legal Counsel during both the April Meeting and May Meeting and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements (and sub-advisory agreements, as applicable). Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Independent Trustees addressed each Fund separately during the April Meeting and May Meeting.

Based on all of the information presented, the Board, including a majority of its Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. The Board did not identify any single factor as being of paramount importance in reaching its conclusions and determinations with respect to the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to

194

approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with Paradigm, Smith Group, Vontobel and WMC.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or private accounts. As a result, the Board considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the First Investors funds is small by comparison to the industry average account size. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2)) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring any sub-advisers. The Board noted that FIMCO provides not only advisory services but historically has provided certain administrative personnel and services that many other advisers do not provide without imposition of separate fees. The Board also noted the steps that FIMCO has taken to encourage strong performance, including providing significant incentives to portfolio managers and analysts based on Fund performance. In addition, the Board considered information regarding the overall financial strength of FIMCO and its affiliates and the resources and staffing in place with respect to the services provided to the Funds.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer

195

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Board considered WMC’s, Paradigm’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds. The Board also considered information regarding the resources and staffing in place with respect to the services provided by each sub-adviser.

Based on the information considered, the Board concluded that the nature, extent and quality of the services provided to each Fund by FIMCO and the applicable Sub-Advised Funds by WMC, Paradigm, Smith Group and Vontobel were appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreements, as applicable, and supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Board reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and, to the extent provided by Lipper, the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2012 (the “year-to-date period”). With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that each Fund except the Value Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With regard to the Value Fund (now called Equity Income Fund), the Board noted that performance for the year-to-date

196

period showed signs of improvement. The Board also considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative investment style than many of their peers.

Based on the information considered, the Board concluded that the investment performance of each Fund was either (a) acceptable or better, or (b) subject to reasonable steps to monitor or address underperformance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds.

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets to other funds in its Peer Group. In this regard, the Board considered the contractual and actual management fees of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. The Board also considered that FIMCO provides not only advisory services but also certain administrative personnel to the Funds under each Fund’s Advisory Agreement and that many other advisers do not provide such administrative personnel under their advisory agreements and that FIMCO also provides certain administrative services without the imposition of a separate fee. The Board also considered that FIMCO informed the Board that it intends to extend, on a voluntary basis, the existing management fee cap for the Special Situations Fund until May 31, 2013 and agreed to lower the contractual management fee rate on the Global Fund by three basis points going forward in lieu of a voluntary management fee cap.

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Paradigm, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Paradigm, Smith Group or Vontobel, as the case may be, a sub-advisory fee from its own advisory fee rather than each Fund paying WMC, Paradigm, Smith Group or Vontobel a fee directly. WMC, Paradigm, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by WMC, Paradigm, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC,

197

Board Considerations of Advisory Contracts and Fees (continued)
(unaudited)
FIRST INVESTORS EQUITY FUNDS

Paradigm, Smith Group and Vontobel, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Paradigm, Smith Group and Vontobel charge to their other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The Board also reviewed the information compiled by Lipper comparing each Fund’s Class A share total expense ratio, taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) the Funds have average account sizes that are relatively small compared with the industry average for equity funds; (ii) there are significant costs involved in providing the level of personal service that the First Investors fund complex seeks to deliver to its shareholders; (iii) the custodial fees for shareholders who invest in the Funds through retirement accounts are paid by the Funds and are reflected in the Funds’ total expense ratio, and a significant majority of the shares of the Funds are held in retirement accounts; and (iv) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors. The Board also noted that Lipper’s customized expense groups tend to be fairly small in number and the funds included in the Peer Group generally change from year to year, thereby introducing an element of randomness that affects comparative results each year. While recognizing the limitations inherent in Lipper’s methodology, the Board believed that the data provided by Lipper was a generally appropriate measure of comparative expenses.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2011, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Board also considered the “fall-out” or ancillary benefits that may ac-

198

crue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Board acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Paradigm, Smith Group and Vontobel as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, WMC, Paradigm, Smith Group and Vontobel receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered that Paradigm executes brokerage transactions for the Special Situations Fund through the use of an affiliated broker-dealer and that this also provides a source of fall-out benefits to Paradigm. The Board considered the profits earned or losses incurred by ADM and the income received by FIC as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, based on all relevant information and factors, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement.

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FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	37	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Executive Vice President and Chief Financial Officer of HSBC Insurance North America (since 2012); Executive Vice
President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.

Mary J. Barneby (1952)	Trustee	Since 11/1/12	37	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	37	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989) and Trustee (since 1994) of The Barton
Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe Pierson
Corporation (land holding and management services provider) (since 2004).

Stefan L. Geiringer (1934)	Trustee	Since 1/1/06	37	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
President and owner of SLG Energy LLC (energy consulting) (since 2010); Co-Founder and Senior Vice
President of Real Time Energy Solutions, Inc. (energy consulting) 2005-2010; President and owner of SLG, Inc.
(natural gas shipper) (since 2003).

200

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Robert M. Grohol (1932)	Trustee and	Trustee since	37	None
c/o First Investors	Chairman	6/30/00 and
Legal Department		Chairman since
110 Wall Street		1/1/10
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Arthur M. Scutro, Jr. (1941)	Trustee	Since 1/1/06	37	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Mark R. Ward (1952)	Trustee	Since 1/1/10	37	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008); Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset
Management Practice (2003-2007).

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

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FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES

Derek Burke (1964)	President	Since 2012	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Director (since 2012) and President (since 2011) of First Investors Management Company, Inc., and Admin-
istrative Data Management Corp.; Board of Managers and Chief Executive Officer of First Investors Advisory
Services, LLC (since 2012); Consultant, Burke Consulting (2010-2011); UBS - Managing Director, Co-Head of
Investment Solutions (2009-2010) and Managing Director, Head of Institutional, Retirement and Fund Services
(2004-2009).

William Lipkus (1964)	Vice President	Since 2012	N/A	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Executive Officer (since 2012), President (since 2012), Treasurer (since 1999), Chief Financial Officer
(since 1997) and Chief Administrative Officer (since 2012) of First Investors Consolidated Corporation; Chair-
man (since 2012), Director (since 2007), Chief Financial Officer (since 1998) and Chief Administrative Officer
(since 2012) of First Investors Management Company, Inc.; Chairman (since 2012), Director (since 2012),
Treasurer (since 1999), Chief Financial Officer (since 1997) and Chief Administrative Officer (since 2012) of
Administrative Data Management Corp.; Vice President (since 1996), Treasurer (since 2008),Chief Financial Of-
ficer (since 1998) and Chief Administrative Officer (since 2012) of First Investors Life Insurance Company; and
Board of Managers and Chief Financial Officer of First Investors Advisory Services, LLC (since 2012).

202

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICER(S) WHO ARE NOT TRUSTEES (continued)

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of First Investors Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Assistant Counsel of First Investors Management Company, Inc., since 2010. Special Counsel and Associate at
Willkie Farr & Gallagher LLP (1998-2009).

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors	Compliance
Legal Department	Officer
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Investment Compliance Manager of First Investors Management Company, Inc. (2009-2010); First Investors
Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors
Corporation, Vice President (2008-2009); Administrative Data Management Corp., Vice President (2008-2009);
and First Investors Name Saver, Inc. f/k/a/ School Financial Management Services, Inc., Treasurer since 1992 and Director (1992-2007).

203

Shareholder Information
Investment Adviser	Underwriter
First Investors Management	First Investors Corporation
Company, Inc.	110 Wall Street
110 Wall Street	New York, NY 10005
New York, NY 10005
Custodian
Subadviser	(Income Funds except International
(International Opportunities Fund)	Opportunities Bond Fund)
Brandywine Global Investment	The Bank of New York Mellon
Management, LLC	One Wall Street
2929 Arch Street	New York, NY 10286
Philadelphia, PA 19104
Custodian
Subadviser	(International Opportunities Bond Fund and
(Fund For Income)	the Equity Funds)
Muzinich & Co., Inc.	Brown Brothers Harriman & Co.
450 Park Avenue	40 Water Street
New York, NY 10022	Boston, MA 02109

Subadviser	Transfer Agent
(Global Fund)	Administrative Data Management Corp.
Wellington Management Company, LLP	Raritan Plaza I – 8th Floor
280 Congress Street	Edison, NJ 08837-3620
Boston, MA 02210
Independent Registered Public
Subadviser	Accounting Firm
(Select Growth Fund)	Tait, Weller & Baker LLP
Smith Asset Management Group, L.P.	1818 Market Street
100 Crescent Court	Philadelphia, PA 19103
Dallas, TX 75201
Legal Counsel
Subadviser	K&L Gates LLP
(Special Situations Fund)	1601 K Street, N.W.
Paradigm Capital Management, Inc.	Washington, D.C. 20006
Nine Elk Street
Albany, NY 12207

Subadviser
(International Fund)
Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, NY 10036

204

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

205

NOTES

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NOTES

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NOTES

209

First Investors
110 Wall Street
New York, NY 10005

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IEAR912

Item 2. Code of Ethics

As of September 30, 2012, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

For the year ended September 30, 2012, there were no waivers granted from a provision of the code of ethics. On May 17, 2012 a revision was made to the code of ethics to reassign to the Chief Compliance Officer certain oversight and reporting responsibilities previously handled by the Chief Legal and Regulatory Officer of First Investors Consolidated Corporation.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least two "audit committee financial experts" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	September 30,
	-----------------
	2012	2011
	----	----
(a) Audit Fees
First Investors Income Funds	$118,750	$106,750

(b) Audit-Related Fees
First Investors Income Funds	$ 0	$ 0

(c) Tax Fees
First Investors Income Funds	$ 20,000	$ 17,000

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$ 0	$ 0
First Investors Income Funds

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2012 and 2011 were $49,500 and $47,500, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's President and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Income Funds

By	/S/	DEREK BURKE
Derek Burke
President

Date:		November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/	DEREK BURKE
Derek Burke
President

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:		November 28, 2012